                                                                    Exhibit 10.6

                                                                  EXECUTION COPY



                              ====================


                                CREDIT AGREEMENT

                                  BY AND AMONG

                                TEAM MUCHO, INC.
                  (formerly known as TEAM AMERICA CORPORATION)

                                       and

                                 MUCHO.COM, INC.
                                  as Borrowers,

                               THE PROVIDENT BANK
                                    as Agent,

                                       and

                      THE LENDING INSTITUTIONS NAMED HEREIN
                                   as Lenders

                                   dated as of
                               December 28, 2000

                              ====================

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE 1 INTERPRETATION..........................................................................................1
         Section 1.1       General Principles of Interpretation...................................................1
         Section 1.2       Definitions............................................................................2

ARTICLE 2 THE LOANS..............................................................................................26
         Section 2.1       Commitments...........................................................................26
         Section 2.2       Making the Loans......................................................................26
         Section 2.3       Draws, Advances and Settlement of Payments and Advances...............................27
         Section 2.4       The Notes.............................................................................28
         Section 2.5       Interest Payable on the Loans.........................................................28
         Section 2.6       Payments of Interest; Repayments and Prepayments of Principal.........................29
         Section 2.7       Payments and Computations.............................................................33
         Section 2.8       Payments to be Free of Deductions.....................................................34
         Section 2.9       Use of Proceeds.......................................................................34
         Section 2.10      Additional Costs, etc.................................................................35
         Section 2.11      Agent and Lender Statements...........................................................35
         Section 2.12      Conversion of Loans...................................................................36
         Section 2.13      Selection and Continuation of Interest Periods........................................36
         Section 2.14      Increased Costs, Illegality, etc......................................................37
         Section 2.15      Breakage Compensation.................................................................39

ARTICLE 3 SECURITY AGREEMENT.....................................................................................40
         Section 3.1       Security Interest.....................................................................40
         Section 3.2       Financing Statements; Additional Documents............................................40
         Section 3.3       Accounts; Chattel Paper; Lease Agreements.............................................41
         Section 3.4       Pledge of Stock.......................................................................41
         Section 3.5       Release of Collateral.................................................................41

ARTICLE 4 CONDITIONS PRECEDENT TO DISBURSEMENTS..................................................................41
         Section 4.1       Conditions Precedent to Initial Closing...............................................41
         Section 4.2       Transaction Documents.................................................................45
         Section 4.3       Conditions Precedent to Subsequent Loans and Letters of Credit........................46

ARTICLE 5 GENERAL REPRESENTATIONS AND WARRANTIES.................................................................48
         Section 5.1       Existence, etc........................................................................48
         Section 5.2       Authority, etc........................................................................49
         Section 5.3       Binding Effect of Documents, etc......................................................50
         Section 5.4       No Events of Default, etc.............................................................50
         Section 5.5       Financial Statements..................................................................50
         Section 5.6       No Adverse Changes....................................................................53
         Section 5.7       Title to Assets; Material Leases......................................................53
         Section 5.8       Intellectual Property.................................................................53
         Section 5.9       Indebtedness..........................................................................54
         Section 5.10      Litigation............................................................................54


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
         Section 5.11      No Materially Adverse Contracts.......................................................55
         Section 5.12      Taxes and Tax Returns, etc............................................................55
         Section 5.13      Contracts with Affiliates, etc........................................................56
         Section 5.14      Employee Benefit Plans................................................................56
         Section 5.15      Governmental Regulation...............................................................56
         Section 5.16      Securities Activities.................................................................57
         Section 5.17      Disclosure............................................................................57
         Section 5.18      No Material Default...................................................................57
         Section 5.19      Environmental Conditions..............................................................57
         Section 5.20      Licenses and Permits..................................................................58
         Section 5.21      Special Flood Hazard Determination....................................................58
         Section 5.22      General Collateral Representation.....................................................59
         Section 5.23      Liabilities of Inactive Subsidiaries..................................................59
         Section 5.24      Labor Relations.......................................................................60
         Section 5.25      Solvency..............................................................................60

ARTICLE 6 AFFIRMATIVE COVENANTS OF BORROWERS.....................................................................60
         Section 6.1       Reports and Other Information.........................................................60
         Section 6.2       Maintenance of Property; Authorization; Insurance.....................................64
         Section 6.3       Key Man Life Insurance................................................................65
         Section 6.4       Corporate Existence...................................................................65
         Section 6.5       Inspection Rights.....................................................................65
         Section 6.6       Payment of Taxes and Claims...........................................................66
         Section 6.7       Compliance with Laws..................................................................66
         Section 6.8       Notice of Other Events................................................................66
         Section 6.9       Communication with Accountants........................................................67
         Section 6.10      Payment of Indebtedness...............................................................67
         Section 6.11      Payment of Fees.......................................................................67
         Section 6.12      Performance of Obligations Under Certain Documents....................................68
         Section 6.13      Governmental Consents and Approvals...................................................68
         Section 6.14      Employee Benefit Plans and Guaranteed Pension Plans...................................68
         Section 6.15      Further Assurances....................................................................69
         Section 6.16      Interest Rate Risk Management.........................................................69
         Section 6.17      Borrowers' Depository Accounts........................................................69
         Section 6.18      Use of Loan Proceeds..................................................................69
         Section 6.19      SEC Reports and Registration Statements...............................................69
         Section 6.20      Additional Security Documents.........................................................70

ARTICLE 7 FINANCIAL COVENANTS....................................................................................70
         Section 7.1       Minimum Current Ratio.................................................................70
         Section 7.2       Interest Coverage Ratio...............................................................70
         Section 7.3       Fixed Charge Coverage Ratio...........................................................70
         Section 7.4       Reserved..............................................................................71
         Section 7.5       Lease Obligations.....................................................................71
         Section 7.6       Minimum EBITDA........................................................................71
         Section 7.7       Maximum Operating Losses..............................................................71
         Section 7.8       Consolidated Senior Debt Leverage Ratio...............................................71
         Section 7.9       Parent Senior Debt Leverage Ratio.....................................................71

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
ARTICLE 8 NEGATIVE COVENANTS OF BORROWERS........................................................................72
         Section 8.1       Limitation on Nature of Business......................................................72
         Section 8.2       Limitation on Fundamental Changes.....................................................72
         Section 8.3       Restricted Payments...................................................................73
         Section 8.4       Management Compensation...............................................................73
         Section 8.5       Limitation on Disposition of Assets...................................................73
         Section 8.6       Limitation on Investments.............................................................74
         Section 8.7       Acquisition of Margin Securities......................................................75
         Section 8.8       Limitation on Mortgages, Liens and Encumbrances.......................................75
         Section 8.9       No Additional Negative Pledges........................................................76
         Section 8.10      Restrictions on Subsidiary Distributions to Borrowers.................................76
         Section 8.11      Limitation on Indebtedness............................................................77
         Section 8.12      Limitation on Sales and Leasebacks....................................................77
         Section 8.13      Transactions with Affiliates..........................................................77
         Section 8.14      Changes Relating to Preferred Stock...................................................77
         Section 8.15      No Additional Bank Accounts...........................................................78
         Section 8.16      Inactive Subsidiaries.................................................................78

ARTICLE 9 EVENTS OF DEFAULT AND REMEDIES.........................................................................78
         Section 9.1       Events of Default.....................................................................78
         Section 9.2       Termination of Commitments and Acceleration of Obligations............................80
         Section 9.3       Remedies..............................................................................81
         Section 9.4       No Implied Waiver; Rights Cumulative..................................................83
         Section 9.5       Set-Off; Pro Rata Sharing.............................................................83

ARTICLE 10 CONCERNING THE AGENT AND THE LENDERS..................................................................84
         Section 10.1      Appointment of Agent..................................................................84
         Section 10.2      Authority.............................................................................84
         Section 10.3      Acceptance of Appointment.............................................................84
         Section 10.4      Collateral Matters....................................................................85
         Section 10.5      Agency for Perfection.................................................................86
         Section 10.6      Application of Moneys.................................................................86
         Section 10.7      Reliance by Agent.....................................................................86
         Section 10.8      Exculpatory Provisions................................................................86
         Section 10.9      Action by Agent.......................................................................87
         Section 10.10     Amendments, Waivers and Consents......................................................88
         Section 10.11     Indemnification.......................................................................88
         Section 10.12     Reimbursement of Agent................................................................88
         Section 10.13     Sharing of Funds Received.............................................................88
         Section 10.14     Dealing with Lenders..................................................................89
         Section 10.15     Agent as Lender.......................................................................89
         Section 10.16     Duties Not to be Increased............................................................89
         Section 10.17     Lender Credit Decisions...............................................................89
         Section 10.18     Resignation of Agent..................................................................89
         Section 10.19     Assignment of Notes; Participation....................................................90

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
ARTICLE 11 LETTERS OF CREDIT.....................................................................................91
         Section 11.1      Letters of Credit.....................................................................91
         Section 11.2      Letter of Credit Requests; Notices of Issuance........................................92
         Section 11.3      Agreement to Repay Letter of Credit Drawings..........................................93
         Section 11.4      Letter of Credit Participations.......................................................93
         Section 11.5      Increased Costs.......................................................................95
         Section 11.6      Letter of Credit Fees.................................................................96

ARTICLE 12 PROVISIONS OF GENERAL APPLICATION.....................................................................97
         Section 12.1      Term of Agreement.....................................................................97
         Section 12.2      Notices...............................................................................97
         Section 12.3      Survival of Representations...........................................................98
         Section 12.4      Power of Attorney.....................................................................98
         Section 12.5      Amendments............................................................................98
         Section 12.6      Costs, Expenses, Taxes and Indemnification...........................................100
         Section 12.7      Language.............................................................................101
         Section 12.8      Binding Effect; Assignment...........................................................101
         Section 12.9      Governing Law; Jurisdiction and Venue................................................101
         Section 12.10     Waiver of Jury Trial.................................................................102
         Section 12.11     Waivers..............................................................................102
         Section 12.12     Interpretation and Proof of Loan Documents...........................................102
         Section 12.13     Integration of Schedules and Exhibits................................................102
         Section 12.14     Headings.............................................................................102
         Section 12.15     Counterparts.........................................................................103
         Section 12.16     Severability.........................................................................103
         Section 12.17     One General Obligation...............................................................103
         Section 12.18     Survival of Indemnities..............................................................103
         Section 12.19     General Limitation of Liability......................................................103
         Section 12.20     No Duty..............................................................................104
         Section 12.21     Lenders and Agents Not Fiduciary to Borrowers, etc...................................104
         Section 12.22     Independence of Covenants............................................................104
         Section 12.23     Obligations of Borrowers.............................................................104
         Section 12.24     Non-Public Information...............................................................105

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


                              INDEX OF DEFINITIONS



A

Acceptance Date..................................................................................................86
Account Debtor....................................................................................................2
Accountants.......................................................................................................2
Accounts..........................................................................................................2
Acquisition.......................................................................................................3
Acquisition Commitment............................................................................................3
Acquisition Commitment Availability...............................................................................3
Acquisition Loan..................................................................................................3
Acquisition Loan Closing Date....................................................................................28
Acquisition Note.................................................................................................26
Acquisition Notes................................................................................................26
Affiliate.........................................................................................................3
Affiliated Person.................................................................................................3
Agent..........................................................................................................1, 4
Agent Disbursement Account.......................................................................................25
Agreement.........................................................................................................4
Asset Dispositions...............................................................................................71

B

Bankruptcy Code...................................................................................................4
Borrower..........................................................................................................1
Borrowers.........................................................................................................1
Borrowing.........................................................................................................4
Business Day......................................................................................................4

C

Capital Expenditure...............................................................................................4
Capital Lease.....................................................................................................4
Capital Lease Obligation..........................................................................................4
Capital Stock.....................................................................................................4
Cash Equivalents..................................................................................................4
Cash Flow.........................................................................................................5
Cash Interest Expense.............................................................................................5
Casualty Loss.....................................................................................................5
Change of Control.................................................................................................5
Chattel Paper.....................................................................................................6
Claims...........................................................................................................95
Closing Date......................................................................................................6
Code..............................................................................................................6
Collateral........................................................................................................6
Collateral Assignment of Intellectual Property....................................................................6
Collateral Assignment of Third Party Contracts....................................................................7
Collateral Assignments............................................................................................6
Commitment........................................................................................................7
Commitment Fee....................................................................................................7
Common Stock......................................................................................................7
Compensation.....................................................................................................71
Compliance Certificate............................................................................................7
Computation Date..................................................................................................7
Consolidated......................................................................................................7
Contingent Obligation.............................................................................................7
Continuation......................................................................................................8
Continue..........................................................................................................8

Continued.........................................................................................................8
Control Group.....................................................................................................5
Conversion........................................................................................................8
Convert...........................................................................................................8
Converted.........................................................................................................8
Copyright.........................................................................................................8
Credit Agreement..................................................................................................1
Credit Parties....................................................................................................8
Current Assets....................................................................................................8
Current Liabilities...............................................................................................8
Current Ratio.....................................................................................................8

D

Debt Securities...................................................................................................8
Default...........................................................................................................8
Default Interest Rate.............................................................................................8
Defaulting Lender.................................................................................................9
Documents.........................................................................................................9

E

EBITDA............................................................................................................9
Effective Date....................................................................................................9
Employee Benefit Plan.............................................................................................9
Environmental Laws................................................................................................9
EPA Permits......................................................................................................55
Equipment.........................................................................................................9
Equity Interests.................................................................................................10
ERISA............................................................................................................10
ERISA Affiliate..................................................................................................10
ERISA Liabilities................................................................................................10
Event of Default.............................................................................................10, 75
Excess Cash Flow.................................................................................................10
Existing Indebtedness............................................................................................52
Existing Indebtedness Agreements.................................................................................52
Extraordinary Disposition........................................................................................10

F

Federal Funds Effective Rate.....................................................................................10
Fee Mortgages....................................................................................................11
FEMA.............................................................................................................11
Financial Projections............................................................................................50
Fixed Charges....................................................................................................11

G

GAAP.............................................................................................................11
GAAS.............................................................................................................11
General Intangibles..............................................................................................11
Generally Accepted Accounting Principles.........................................................................11
Generally Accepted Auditing Standards............................................................................11
Guaranteed Pension Plan..........................................................................................11
Guarantor Collateral Assignment..................................................................................11
Guarantor Subsidiary.............................................................................................11
Guaranty.........................................................................................................12

H

Hazardous Substances.............................................................................................12
Head Office......................................................................................................12

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

I

in writing.......................................................................................................24
Inactive Subsidiary..............................................................................................12
Indebtedness.....................................................................................................12
Indebtedness for Borrowed Money..................................................................................13
Initial Advance Commitment.......................................................................................13
Initial Advance Lender...........................................................................................13
Initial Advance Note.............................................................................................26
Instruments......................................................................................................13
Intellectual Property............................................................................................13
Interest Expense.................................................................................................14
Interest Period..................................................................................................14
Interest Rate....................................................................................................14
Inventory........................................................................................................14
Investment.......................................................................................................14

L

Leasehold Mortgages..............................................................................................14
Legal Requirements...............................................................................................14
Lender........................................................................................................1, 15
Lender Default...................................................................................................15
Lenders.......................................................................................................1, 15
Letter of Credit.................................................................................................87
Letter of Credit Documents.......................................................................................88
Letter of Credit Fee.............................................................................................92
Letter of Credit Issuer..........................................................................................15
Letter of Credit Obligor.........................................................................................87
Letter of Credit Outstandings....................................................................................15
Letter of Credit Request.........................................................................................88
Letters of Credit................................................................................................87
LIBOR Base Rate..................................................................................................15
LIBOR Loan.......................................................................................................15
LIBOR Office.....................................................................................................15
Licenses and Permits.............................................................................................15
Lien.............................................................................................................15
Loan.............................................................................................................16
Loan Documents...................................................................................................15
Loan Year........................................................................................................16
Loans............................................................................................................16

M

Management Shareholders..........................................................................................16
Mask Works.......................................................................................................16
Material Adverse Effect..........................................................................................16
Material Lease...................................................................................................16
Material Subsidiary..............................................................................................16
Maturity Date....................................................................................................16
Merger...........................................................................................................16
Merger Agreement.................................................................................................16
Merger Sub.......................................................................................................16
Minimum Borrowing Amount.........................................................................................17
Mortgage.........................................................................................................17
Mortgages........................................................................................................17
Mucho.com.........................................................................................................1
Multiemployer Plan...............................................................................................17

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

N

Net Income.......................................................................................................17
Net Proceeds.....................................................................................................17
Net Worth........................................................................................................17
Note.............................................................................................................17
Notes............................................................................................................17
Notice of Acceleration...........................................................................................77
Notice of Borrowing..............................................................................................26
Notice of Continuation...........................................................................................35
Notice of Conversion.............................................................................................34

O

Obligations......................................................................................................18

P

Parent............................................................................................................1
Participant......................................................................................................89
Participation Percentage.........................................................................................18
Patents..........................................................................................................18
PBGC.............................................................................................................11
Permitted Acquisition............................................................................................18
Permitted Indebtedness...........................................................................................74
Permitted Lien...................................................................................................72
Permitted Liens..................................................................................................19
Person...........................................................................................................19
Placement Memorandum.............................................................................................50
Plan.............................................................................................................19
Pledge Agreement.................................................................................................19
Pledged Stock....................................................................................................19
Preferred Stock..................................................................................................19
Preferred Stock Transaction......................................................................................20
Premises.........................................................................................................20
Prime Rate.......................................................................................................20
Prime Rate Loan..................................................................................................20
Principal Officer................................................................................................20
Pro Forma Financial Statements...................................................................................50
Pro Rata Share...................................................................................................20
Proceeds.........................................................................................................20
Projections......................................................................................................20
Property.........................................................................................................20
Provident.........................................................................................................1

R

Real Estate......................................................................................................21
Reference Period.................................................................................................21
Registration Statement............................................................................................1
Reportable Event.................................................................................................23
Requisite Lenders................................................................................................21
Restricted Payment...............................................................................................21

S

SEC..............................................................................................................21
Securities.......................................................................................................21
Security Agreement...............................................................................................21
Security Documents...............................................................................................21
Solvent..........................................................................................................22

                                      -iv-
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
Standard Flood Hazard Determination Form.........................................................................22
Stated Amount....................................................................................................22
Subsidiaries.....................................................................................................22
Subsidiary.......................................................................................................22

T

Tender Offer.....................................................................................................22
Termination Date.................................................................................................22
Termination Event................................................................................................23
Title Company....................................................................................................45
Total Acquisition Commitment.....................................................................................23
Total Commitment.................................................................................................23
Total Commitment Availability....................................................................................23
Total Initial Advance Commitment.................................................................................25
Trademarks.......................................................................................................23
Transaction Documents............................................................................................23
Transactions.....................................................................................................24
Type.............................................................................................................24

U

U.S..............................................................................................................24
UCC..............................................................................................................24
UCC Financing Statements.........................................................................................24
Unfunded Current Liability.......................................................................................24
United States....................................................................................................24
Unpaid Drawing...................................................................................................89
Unutilized Initial Advance Amount................................................................................25

W

Wholly-Owned Subsidiary..........................................................................................24
Working Capital..................................................................................................24
written..........................................................................................................24
Written..........................................................................................................24

                                    SCHEDULES

A                 Lenders
3.1               Mortgaged Property and Leasehold Interests
4.1(u)            Lien Searches
5.1(a)            Foreign Qualifications
5.1(b)            Capital Stock
5.1(c)            Subsidiaries
5.7               Material Leases
5.8               Intellectual Property
5.9               Existing Indebtedness
5.12(c)           Tax Audits
5.12(d)           Tax Sharing Agreements
5.22(a)           Collateral Subject to Purchase Money Liens and Prohibitions Against Liens
5.22(b)           Liens
5.22(c)           UCC Filing Offices
6.3               Key Man Insurance
8.8(f)            Permitted Liens

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


                                    EXHIBITS

Exhibit A              Form of Collateral Assignment of Third Party Contracts
Exhibit B              Form of Collateral Assignment of Intellectual Property
Exhibit C              Form of Compliance Certificate
Exhibit D              [RESERVED]
Exhibit E              [RESERVED]
Exhibit F              Form of Pledge Agreement
Exhibit G              Form of Notice of Borrowing
Exhibit H              Form of Initial Advance Note
Exhibit I              Form of Acquisition Note
Exhibit J              Form of Notice of Conversion
Exhibit K              Form of Permitted Acquisitions Request and Certificate
Exhibit L              [RESERVED]
Exhibit M              Form of Guaranty
Exhibit N              Form of Security Agreement
Exhibit O              Form of Assignment and Assumption Agreement
Exhibit P              Form of Letter of Credit Request

                  THIS CREDIT AGREEMENT is made effective as of the 28th day of December, 2000 (herein, as amended, supplemented or otherwise modified from time to time (this "CREDIT AGREEMENT"), among the following:

         (i) TEAM MUCHO, INC., an Ohio corporation (formerly known as TEAM AMERICA CORPORATION) ("PARENT"), MUCHO.COM, INC., a Nevada corporation and, upon consummation of the Merger described herein, the surviving corporation of the Merger and a wholly-owned subsidiary of the Parent ("MUCHO.COM") (Parent and Mucho.com, together with any and all of their respective successors and assigns, are herein referred to individually, collectively and interchangeably as "BORROWER" and "BORROWERS");

         (ii) the lending institutions listed in SCHEDULE A hereto (herein, together with its or their respective successors and assigns, each a "LENDER" and collectively, the "LENDERS"); and

         (iii) THE PROVIDENT BANK, an Ohio banking corporation, in its capacity as agent for Lenders under this Agreement and the Loan Documents (herein, interchangeably, "PROVIDENT" or the "AGENT").

         PRELIMINARY STATEMENTS:

         (1) Unless otherwise defined herein, all capitalized terms used herein and defined in Section 1.2 are used herein as so defined.

         (2) Borrowers have applied to Lenders for credit facilities in order to provide funds for (a) a portion of the costs and expenses of (i) refinancing certain indebtedness of the Parent, (ii) financing the Parent's Tender Offer described in its Form S-4 Registration Statement declared effective by the SEC on November 28, 2000 (the "REGISTRATION STATEMENT"), and (iii) engaging in Permitted Acquisitions as contemplated by this Agreement, and (b) other lawful purposes for Borrowers and their Subsidiaries.

         (3) Subject to and upon the terms and conditions set forth herein, Lenders are willing to make available to Borrowers the credit facilities provided for herein.

         NOW, THEREFORE, it is agreed:

                                   ARTICLE 1
                                   ---------

                                 INTERPRETATION
                                 --------------

         Section 1.1 GENERAL PRINCIPLES OF INTERPRETATION. For all purposes of this Credit Agreement (except where such interpretations would be inconsistent with the context or the subject matter):

         (a) COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

         (b) Where appropriate, words importing the singular only shall include the plural and vice versa, and all references to dollars shall be United States Dollars.

         (c) Accounting terms not otherwise defined herein shall have the meanings customarily given in accordance with Generally Accepted Accounting Principles (as hereinafter defined) and all financial computations or determinations to be made under this Credit Agreement shall, unless otherwise specifically provided herein, be made in accordance with the financial statements delivered pursuant to Section 4.1(x) and shall be made on a Consolidated basis. Notwithstanding the foregoing, if Borrowers notify Agent that Borrowers request an amendment to any provision of Article 6, Article 7 or
Article 8 to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof to such provision (or if Agent notifies Borrowers that the Requisite Lenders request an amendment to any such provision hereof for such purposes), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance with the requirements of this Agreement.

         (d) TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Annexes, Appendices, Exhibits and Schedules shall be construed to refer to Sections of, and Annexes, Appendices, Exhibits and Schedules to, this Agreement, and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all real property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the foregoing.

         Section 1.2 DEFINITIONS. In addition to terms defined elsewhere in this Agreement, the following terms shall have the following meanings in this
Agreement:

         "ACCOUNTANTS" mean Arthur Anderson LLP, or such other nationally recognized firm of certified public accountants selected by Borrowers and acceptable to Agent and Lenders.

         "ACCOUNT DEBTOR" means any Person obligated for the payment of an Account.

         "ACCOUNTS" mean, with respect to any Person, such Person's accounts, rental agreements and other contract rights, rights to payment and other forms of obligation for the payment of money, whether now existing or existing in the future, including, without limitation, all (i) accounts receivable (whether or not specifically listed on schedules furnished to Agent), all accounts created by or arising from all of such Person's sales of goods, financial instruments, documents, permits or other items, or rendition of services, including funds transfer services, made under any of such Person's trade names or styles, or through any of such Person's subsidiaries or divisions, and all accounts acquired by assignment in the ordinary course of business; (ii) unpaid seller's rights (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom; (iii) rights to any goods represented by any of the foregoing, including returned or repossessed goods; (iv) reserves and credit balances held by such Person with respect to any such accounts receivable or account debtors; (v) guarantees or collateral for any of the foregoing; and (vi) insurance policies or rights relating to any of the foregoing.

         "ACQUISITION" shall mean and include (i) any acquisition on a going concern basis (whether by purchase, lease or otherwise) of any facility and/or business operated by any Person who is not a Subsidiary of a Borrower, (ii) any acquisition of all or substantially all of the assets of any Person or division thereof, whether through purchase of assets, merger or otherwise, or (iii) any acquisition of a majority of the outstanding equity or other similar interests in any Person (whether by merger, stock purchase or otherwise).

         "ACQUISITION COMMITMENT" shall mean, with respect to each Lender, a total amount equal to (i) the sum of (a) the amount, if any, set forth opposite such Lender's name in SCHEDULE A as its "Acquisition Commitment" PLUS (b) the Unutilized Initial Advance Amount minus (ii) the sum of (y) reductions of the Acquisition Commitment pursuant to this Agreement and (z) all Letter of Credit Outstandings at any time and from time to time, as such amount may be adjusted from time to time as a result of assignments to or from such Lender pursuant to
Section 10.19.

         "ACQUISITION COMMITMENT AVAILABILITY" means, for any Lender at any time, the excess of (i) such Lender's Acquisition Commitment at such time over
(ii) the principal amount of Acquisition Loans made by such Lender and outstanding at such time and all Letter of Credit Outstandings then outstanding.

         "ACQUISITION LOAN" means each Loan outstanding from time to time made pursuant to Section 2.2(b).

         "AFFILIATE" means, in relation to any Person (in this definition called "AFFILIATED PERSON"), any Person (i) which (directly or indirectly) controls or is controlled by or is under common control with such Affiliated Person; or (ii) which (directly or indirectly) owns or holds five percent (5%) or more of any equity interest in any Borrower; or (iii) five percent (5%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by such Borrower. For the purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession (directly or indirectly) of the power to direct or to cause the direction of the management or the policies of such Person, whether through the ownership of shares of any class in the capital or any other voting securities of such Person or by contract or otherwise. Notwithstanding the foregoing, (x) a director, officer or employee of a Person shall not, solely by reason of such status, be considered an Affiliate of such Person; and (y) neither

Agent nor any Lender shall in any event be considered an Affiliate of any Borrower or any Subsidiary.

         "AGENT" means Provident acting in the capacity as Agent for Lenders under the Loan Documents and includes (where the context so admits) any other Person or Persons succeeding to the functions of Agent under such documents.

         "AGREEMENT" means this Credit Agreement (including all of the Annexes, Appendices, Schedules and Exhibits annexed hereto) as originally executed, or, if supplemented, amended or restated from time to time, as so supplemented, amended or restated.

         "BANKRUPTCY CODE" shall mean Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect or any successor thereto.

         "BORROWING" means (i) the incurrence of the Initial Advance by Borrowers, and/or (ii) the incurrence of an Acquisition Loan, consisting of one Type of Loan, by a Borrower from all of Lenders having Commitments in respect thereof on a pro rata basis on a given date (or resulting from Conversions or Continuations on a given date), having in the case of LIBOR Loans the same Interest Period.

          "BUSINESS DAY" means any day other than a Saturday or Sunday on which commercial banking institutions are open for business in Cincinnati, Ohio and New York, New York.

         "CAPITAL EXPENDITURE" means any amount paid or incurred in connection with the purchase of real estate, plant, machinery, equipment or other similar expenditure (including all renewals, improvements and replacements thereto, and all obligations under any lease of any of the foregoing) which would be required to be capitalized and shown on the Consolidated balance sheet of Borrowers in accordance with GAAP.

         "CAPITAL LEASE" means any lease of Property, which has been or is required to be capitalized on a Borrower's financial statements in accordance with GAAP.

         "CAPITAL LEASE OBLIGATION" means any obligation to pay rent or other amounts under a Capital Lease and, for the purpose of this Agreement, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

         "CAPITAL STOCK" means any and all shares, interests, participations, rights or other equivalents (however designated) or corporate stock, whether common or preferred, including, without limitation, partnership interests.

         "CASH EQUIVALENTS" means: (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within three (3) months from the date of acquisition thereof;
(ii) investments in certificates of deposit or bankers' acceptances maturing within three (3) months from the date of acquisition issued by any Lender or any other commercial bank organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least Two Hundred Fifty Million Dollars ($250,000,000); (iii) investments in commercial paper of any Lender or of any other Person which, at the time of issuance, have a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc. and maturing not more than six (6) months from the date of acquisition thereof; (iv) obligations of the type described in (i), (ii) or (iii) above purchased pursuant to a repurchase agreement obligating the counterparty to repurchase such obligations not later than thirty (30) days after the purchase thereof, secured by a fully perfected security interest in any such obligation, and having a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of the issuing bank; and (v) time deposits or Eurodollar time deposits maturing no more than thirty (30) days from the date of creation with commercial banks having membership in the Federal Deposit Insurance Corporation in amounts not exceeding the lesser of One Hundred Thousand Dollars ($100,000) or the maximum insurance applicable to the aggregate amount of such Person's deposits in such institution.

         "CASH FLOW" means, for any period, the following, each calculated for such period, without duplication: (i) EBITDA, less (ii) income and franchise taxes actually paid (net of any refunds received) (including decreases in deferred income taxes resulting from tax payments actually made), less (iii) Capital Expenditures (to the extent actually made in cash and excluding that portion of Capital Expenditures which have been financed), less (iv) cash payments made pursuant to Restricted Payments permitted under Section 8.3(d).

          "CASH INTEREST EXPENSE" means the aggregate amount of all interest expense of Borrowers and their Subsidiaries on Indebtedness for Borrowed Money (net of interest income) paid but not accrued.

         "CASUALTY LOSS" means any occurrence or event pursuant to which any asset or property owned or used by any Credit Party is (i) damaged or destroyed, or suffers any other loss, or (ii) condemned, confiscated or otherwise taken, in whole or in part, or the use thereof is otherwise diminished so as to render impracticable or unreasonable the use of such asset or property for the purposes to which such asset or property were used immediately prior to such condemnation, confiscation or taking, by exercise of the powers of condemnation or eminent domain or otherwise and in either case the amount of the damage, destruction, loss or diminution in value is in excess of One Hundred Thousand Dollars ($100,000).

         "CHANGE OF CONTROL" means the time at which (i) any Person (including a Person's Affiliates and associates) or group (as that term is understood under
Section 13(d) of the Exchange Act and the rules and regulations thereunder), other than Management Shareholders and Affiliates thereof (the "CONTROL GROUP") or a group controlled by the Control Group, has become the beneficial owner of a percentage (based on voting power, in the event different classes of stock shall have different voting powers) of the voting stock of Borrowers equal to at least twenty-five percent (25%), (ii) there shall be consummated any consolidation or merger of Borrowers pursuant to which Borrowers' common stock (or other capital stock) would be converted into cash, securities or other property, other than a merger or consolidation of Borrowers in which the holders of such common stock (or such other capital stock) immediately prior to the merger have the same proportionate ownership, directly or indirectly, of common stock of the surviving corporation immediately after the merger as they had of Borrowers' common stock immediately prior to such merger, (iii) all or substantially all of Borrowers' assets shall be sold, leased, conveyed or otherwise disposed of as an entirety or substantially as an entirety to any Person (including an Affiliate or associate of Borrowers) in one or a series of transactions, (iv) either or both of S. Cash Nickerson and Kevin
T. Costello shall cease to perform their duties as senior executive managers of Borrowers unless their successors or a plan of successorship reasonably acceptable to Agent and the Requisite Lenders shall have been appointed or adopted within ninety (90) days of such event and, in the case of adoption after a plan of successorship, successors reasonably acceptable to Agent and the Requisite Lenders shall have been appointed within one hundred eighty (180) days after such event, or (v) at any time after the Effective Date, individuals who at the Effective Date constituted the Parent's Board of Directors (together with any new directors (x) whose election to the Parent's Board of Directors was, or
(y) whose nomination for election by the Parent's shareholders was (prior to the date of the proxy or consent solicitation relating to such nomination), approved by a vote of at least two-thirds of the directors then still in office who either were directors at the Effective Date or whose election or nomination for election was previously approved in accordance with clause (x) or (y) hereof), shall cease for any reason to constitute a majority of the directors then in office.

         "CHATTEL PAPER" means any "chattel paper" as such term is defined in
Section 9-105(1)(b) of the UCC, now owned or hereafter acquired.

         "CLOSING DATE" means the day on which the Initial Advance Loan is made pursuant to this Agreement.

         "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time, or any successor federal tax code, and any reference to any statutory provision shall be deemed to be a reference to any successor provision or provisions.

         "COLLATERAL" means all of the Credit Parties' right, title and interest in and to all Accounts, Inventory, Equipment, General Intangibles, fixtures, goods, motor vehicles, leasehold improvements, Documents, Instruments, Chattel Paper, Intellectual Property, Inventory subject to leases and rights under lease agreements for the leasing of inventory, money, deposit accounts, rights to draw on letters of credit, permits, licenses, key man life insurance policies, and the cash or noncash Proceeds (including insurance or other rights to receive payment with respect thereto) of any of the foregoing and all accessions and additions to and replacements of the foregoing, and all books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) pertaining to any of the foregoing or any of the Premises, together with the real property, leasehold interests, buildings and fixtures described in the Mortgages and all other property and rights assigned by the Credit Parties to Agent, for the ratable benefit of Lenders, under the Collateral Assignments, Security Agreements, Pledge Agreement and other Loan Documents to secure the Obligations.

         "COLLATERAL ASSIGNMENTS" shall mean, collectively, the Collateral Assignment of Third Party Contracts, the Collateral Assignment of Intellectual Property and all Guarantor Collateral Assignments.

         "COLLATERAL ASSIGNMENT OF INTELLECTUAL PROPERTY" shall mean the Collateral Assignment of Intellectual Property and Security Agreement between Borrowers and Agent, as collateral agent, substantially in the form of EXHIBIT B attached to and made part hereof, as the same may be amended or modified from time to time, which secures the Obligations.

         "COLLATERAL ASSIGNMENT OF THIRD PARTY CONTRACTS" shall mean the Collateral Assignment of Third Party Contracts between Borrowers and Agent, as collateral agent, substantially in the form of EXHIBIT A attached to and made part hereof, as the same may be amended or modified from time to time, which secures the Obligations.

         "COMMITMENT" shall mean, with respect to each Lender, its Initial Advance Commitment or its Acquisition Commitment, or both, as the case may be.

         "COMMITMENT FEE" means a fee equal to one-half of one percent (0.5%) per annum (computed on the basis of a 360-day year for the actual number of days elapsed) on the daily unused amount of the Total Commitment.

         "COMMON STOCK" means, with respect to any Person, any and all shares, interests, participations and other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the date of this Credit Agreement, and includes, without limitation, all series and classes of such common stock.

         "COMPLIANCE CERTIFICATE" means a certificate, substantially in the form of EXHIBIT C hereto, which certificate evidences the compliance by Borrowers with the covenants of this Agreement.

         "COMPUTATION DATE" means the last day of each March, June, September and December.

         "CONSOLIDATED" means, with respect to any accounting matter or amount, such matter or amount computed on a consolidated basis for the specified Persons and its Subsidiaries in accordance with GAAP. Unless otherwise qualified, all references to "Consolidated" in this Agreement shall refer to Parent and all of its direct and indirect Subsidiaries.

         "CONTINGENT OBLIGATION" means any direct or indirect liability, contingent or otherwise, with respect to any Indebtedness, lease, dividend, letter of credit, banker's acceptance or other obligation of another if the primary purpose or intent thereof in incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. Contingent Obligations shall include, without limitation, (i) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another; (ii) any liability for the obligations of another through any agreement (contingent or otherwise) (A) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (B) to maintain the solvency of any balance sheet item, level of income or financial condition of another, or (C) to make take-or-pay, pay-or-play or similar payments if required regardless of nonperformance by any other party or parties to an agreement, if in the case of any agreement described under subclauses (A), (B) or (C) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

         "CONTINUE", "CONTINUATION" and "CONTINUED" each refers to a continuation of a Loan which is a LIBOR Loan for an additional Interest Period as provided in Section 2.9.

         "CONVERT", "CONVERSION" and "CONVERTED" each refers to a conversion of Loans of one Type into Loans of another Type, pursuant to Section 2.12, Section
2.13 or Section 2.14.

         "COPYRIGHT" means all of the following in which any Borrower now holds or hereafter acquires any interest: (i) all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held; (ii) all reissues, extensions and renewals of the foregoing; (iii) all income, royalties, damages and payments now and hereafter due and/or payable with respect to the foregoing, including without limitation damages and payments for past or future infringements thereof; (ix) all rights to sue for past, present and future infringements of the foregoing; and (v) all rights corresponding to the foregoing throughout the world.

         "CREDIT PARTIES" shall mean, collectively, Borrowers, all Guarantor Subsidiaries, and any other Person (other than Agent and Lenders) that is a party to any of the Loan Documents.

         "CURRENT ASSETS" and "CURRENT LIABILITIES" mean at any time, all assets or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, secured or unsecured arising by contract, operation of law or otherwise), respectively, that, in accordance with GAAP should be classified as current assets or current liabilities, respectively, on Borrowers' balance sheet, including reserves for liabilities in respect of workers' compensation claims, but excluding any current portion of Parent's liabilities under the Preferred Stock issued in the Preferred Stock Transaction that would otherwise be treated as a current liability under GAAP.

         "CURRENT RATIO" means the ratio of Current Assets (excluding any amounts due from Affiliates) to Current Liabilities (excluding from Current Liabilities for the purpose of this definition of Current Ratio, the current portion of any long-term Indebtedness for Borrowed Money and amount amounts due to Affiliates).

          "DEBT SECURITIES" means Securities in the nature of Indebtedness, whether or not convertible into or exchangeable for Capital Stock.

         "DEFAULT" means any event or occurrence which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

         "DEFAULT INTEREST RATE" means an annual rate of interest which shall (to the extent permitted by applicable law) at all times be equal to three percent (3%) above the applicable Interest Rate for a Loan; PROVIDED THAT any amount (other than principal of and interest on the Loans) payable by the Credit Parties under the Loan Documents which is not paid when due shall bear interest at the Default Interest Rate based upon the Prime Rate Loans Interest Rate in effect at such time and from time to time.

         "DEFAULTING LENDER" shall mean any Lender with respect to which a Lender Default is in effect.

          "DOCUMENTS" mean any "documents," as such term is defined in Section 9-105(1)(f) of the UCC, now owned or existing or hereafter arising or acquired.

         "EBITDA" for any period shall mean, without duplication, (i) Net Income; PLUS (ii) for such period any Interest Expense deducted in the determination of Net Income; PLUS (iii) any income, ad valorem, and franchise taxes deducted in the determination of Net Income; PLUS (iv) amortization and depreciation and other non-cash charges deducted in determining Net Income for such period; PLUS (v) extraordinary and nonrecurring losses, losses on sales of assets (other than sales of inventory in the ordinary course of business) and unrealized gains from changes in currency; MINUS (vi) the sum for such period of interest income, extraordinary and nonrecurring gains, gains from sales of assets (other than sales of inventory in the ordinary course of business) and unrealized losses from changes in currency; PROVIDED THAT with respect to any Reference Period that includes the effect of the Transactions or any Permitted Acquisition before a full Reference Period has elapsed after the closing date of the Transactions or any Permitted Acquisition, as the case may be, Parent may include in its calculation of EBITDA the pro forma historical EBITDA, determined on a basis consistent with this Agreement, of any Person or business acquired in the Transactions or Permitted Acquisitions, as the case may be.

         "EFFECTIVE DATE" shall mean the date on which Borrowers and each of Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to Agent at the Head Office of Agent or, in the case of Lenders, shall have given to Agent telephonic (confirmed in writing), written telex or facsimile transmission notice (actually received) at such office that the same has been signed and mailed or sent by overnight courier to it.

          "EMPLOYEE BENEFIT PLAN" means an "employee benefit plan" as defined in
Section 3(3) of ERISA.

         "ENVIRONMENTAL LAWS" means individually or collectively any local, state or federal law, statute, rule, regulation, order, ordinance, common law, permit or license term or condition, or state superlien or environmental clean-up or disclosure statutes pertaining to the environment or to environmental contamination, regulation, management, control, treatment, storage, disposal, containment, removal, clean-up, reporting, or disclosure, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as now or hereafter amended (including, but not limited to, the Superfund Amendments and Reauthorization Act ("SARA")); the Resource Conservation and Recovery Act ("RCRA"), as now or hereafter amended (including, but not limited to, the Hazardous and Solid Waste Amendments of 1984); the Toxic Substances Control Act ("TSCA"), as now or hereafter amended; the Clean Water Act, as now or hereafter amended; the Safe Drinking Water Act, as now or hereafter amended; or the Clean Air Act, as now or hereafter amended.

         "EQUIPMENT" means any "equipment," as such term is defined in Section 9-109(2) of the UCC, now owned or hereafter acquired and shall include, without limitation, any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts and accessories installed thereon or affixed thereto.

         "EQUITY INTERESTS" means Capital Stock and all warrants, options or other rights to acquire Capital Stock or that are measured by the value of Capital Stock (but excluding Debt Securities convertible into, or exchangeable for, Capital Stock).

          "ERISA" means the Employee Retirement Income Security Act of 1974 and regulations issued thereunder, as amended from time to time and any successor statute.

         "ERISA AFFILIATE" means, in relation to any Person, any trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Internal Revenue Code of 1986, as amended.

         "ERISA LIABILITIES" means the aggregate of all unfunded vested benefits under any employee pension benefit plan, within the meaning of Section 3(2) of ERISA, of Borrowers or any ERISA Affiliate of Borrowers under any Plan covered by ERISA that is not a Multiemployer Plan and all potential withdrawal liabilities of any thereof under all Multiemployer Plans.

         "EVENT OF DEFAULT" means any event or condition described in Section
9.1 of this Agreement.

         "EXCESS CASH FLOW" means, for any period, the total of the following for Borrowers and their Subsidiaries on a Consolidated basis, each calculated (without duplication) for such period: (i) Cash Flow; MINUS (ii) scheduled amortization of principal and interest and all voluntary prepayments of long term Indebtedness for Borrowed Money actually paid (it being understood that no voluntary prepayment of the Loans shall be included in this clause (ii)); MINUS
(iii) cash dividends and distributions paid on the Capital Stock of Borrowers and their Subsidiaries to the extent permitted under this Agreement; MINUS (iv) increases in Working Capital; and PLUS (v) decreases in Working Capital.

         "EXTRAORDINARY DISPOSITION" means any sale, lease, transfer or other disposition or conversion of assets, other than in the ordinary course of business, including but not limited to any sale of assets or sale of stock or sale of other rights in which any Credit Party has any ownership interest, any merger, consolidation, or liquidation of a corporation, partnership or limited liability company of the interests therein of any Credit Party, any Casualty Loss, and whether in one transaction or event or a series of related or unrelated transactions or events.

         "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal Funds brokers of recognized standing selected by Agent.

          "FEE MORTGAGES" means the real estate mortgages or deeds of trust granted from time to time by any Credit Party to Agent to secure the Loans, in form and content reasonably acceptable to Agent and the Requisite Lenders, and as they may be amended or supplemented from time to time.

         "FEMA" means the Federal Emergency Management Agency, of any similar successor agency of the federal government.

         "FIXED CHARGES" means, for any period, the following, each calculated for such period, without duplication: (i) Interest Expense paid or accrued, MINUS (ii) interest income earned or accrued by Borrowers as determined in accordance with GAAP, PLUS (iii) scheduled payments of principal with respect to all Indebtedness for Borrowed Money of Borrowers including the principal component of any cash payments made on any Capital Lease, PLUS (iv) dividends paid in cash on the Preferred Stock issued in the Preferred Stock Transaction.

         "GENERAL INTANGIBLES" means any "general intangibles" as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired and, in any event, shall include, without limitation, all right, title and interest now in existence or hereafter arising in or to all customer lists, trademarks, patents, rights in intellectual property, trade names, copyrights, trade secrets, proprietary or confidential information, inventions and technical information, procedures, designs, knowledge, know-how, software, data bases, data, processes, models, drawings, materials, and records now owned or hereafter acquired, and any and all goodwill and rights of indemnification.

         "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" or "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time, consistently applied; PROVIDED THAT determinations in accordance with GAAP for purposes of Article 7 are subject (to the extent provided therein) to Section 1.1(c) and Section 6.1(m).

         "GENERALLY ACCEPTED AUDITING STANDARDS" or "GAAS" means generally accepted auditing standards in the United States of America in effect from time to time.

         "GUARANTEED PENSION PLAN" means any pension plan maintained by Borrowers or an ERISA Affiliate of Borrowers, or to which Borrowers or an ERISA Affiliate contributes, some or all of the benefits under which are guaranteed by the United States Pension Benefit Guaranty Corporation ("PBGC").

         "GUARANTOR COLLATERAL ASSIGNMENT" means any Collateral Assignment of Intellectual Property executed by a Subsidiary to Agent, as collateral agent, for the ratable benefit of Lenders pursuant to Section 6.20.

         "GUARANTOR SUBSIDIARY" means each Subsidiary of Borrowers identified as such on SCHEDULE 5.1(C) and any other Subsidiary that Agent and the Requisite Lenders require to become a Guarantor Subsidiary in connection with a Permitted Acquisition or which otherwise becomes a Guarantor Subsidiary pursuant to this Agreement.

         "GUARANTY" means any Guaranty executed by a Guarantor Subsidiary in favor of Agent and Lenders pursuant to Section 4.1(i) and/or Section 6.20.

         "HAZARDOUS SUBSTANCES" means any and all hazardous and toxic substances, wastes or materials, any pollutants, contaminants, or dangerous materials (including, but not limited to, polychlorinated biphenyls, friable asbestos, volatile and semi-volatile organic compounds, oils, petroleum products and fractions, and any materials which include hazardous constituents or become hazardous, toxic, or dangerous when their composition or state is changed), or any other similar substances or materials which are included under or regulated by any Environmental Law.

         "HEAD OFFICE" means, in relation to Agent, the head office of The Provident Bank located at One East Fourth Street, Cincinnati, Ohio 45202 or such office designated in writing to Borrowers and Lenders by Provident or any successor Agent.

         "INACTIVE SUBSIDIARY" means each Subsidiary of Borrowers identified as such on SCHEDULE 5.1(C).

         "INDEBTEDNESS" means, in relation to any Person, at any particular time, all of the obligations of such Person which, in accordance with GAAP, would be classified as indebtedness upon a balance sheet including any footnote thereto of such Person prepared at such time (other than the Preferred Stock issued pursuant to the Preferred Stock Transaction), and in any event shall include, without limitation, and without duplication:

                  (i) all indebtedness of such Person arising or incurred under or in respect of (A) any guaranties (whether direct or indirect) by such Person of the indebtedness, obligations or liabilities of any other Person, or (B) any endorsement by such Person of any of the indebtedness, obligations or liabilities of any other Person (otherwise than as an endorser of negotiable instruments received in the ordinary course of business and presented to commercial banks for collection of deposit), or (C) the discount by such Person, with recourse to such Person, of any of the indebtedness, obligations or liabilities of any other Person;

                  (ii) all indebtedness of such Person arising or incurred under or in respect of any agreement, contingent or otherwise made by such Person (A) to purchase any indebtedness of any other Person or to advance or supply funds to the payment or purchase of any indebtedness of any other Person, or (B) to purchase, sell or lease (as lessee or lessor) Property, products, materials or supplies or to purchase or sell transportation or services, primarily for the purpose of enabling any other Person to make payment of any indebtedness of such other Person or to assure the owner of such other Person's indebtedness against loss, regardless of the delivery or non-delivery of the Property, products, materials or supplies or the furnishing or non-furnishing of the transportation or services, or (C) to make any loan, advance, capital contribution or other investment in any other Person for the purpose of assuring a minimum equity, asset base, working capital or other balance sheet condition for or as at any date, or to provide funds for the payment of any liability, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in any other Person;

                  (iii) all indebtedness, obligations and liabilities secured by or arising under or in respect of any Lien, upon or in Property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness, obligations and liabilities;

                  (iv) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person, even though the rights and remedies of the seller or lender (or lessor) under such agreement in the event of default are limited to repossession or sale of such Property; and

                  (v) all indebtedness arising or incurred under or in respect of any Contingent Obligation.

         "INDEBTEDNESS FOR BORROWED MONEY" means at any particular time, all Indebtedness (i) in respect of any money borrowed; (ii) under or in respect of any Contingent Obligation (whether direct or indirect) of any money borrowed;
(iii) evidenced by any loan or credit agreement, promissory note, debenture, bond, guaranty or other similar written obligation to pay money; or (iv) Capital Lease Obligations.

         "INITIAL ADVANCE LENDER" means each Lender having an "Initial Advance Commitment" set forth opposite such Lender's name on SCHEDULE A and shall include any other single Lender to whom an Initial Advance Lender has transferred its entire Initial Advance Loan.

         "INITIAL ADVANCE COMMITMENT" means, with respect to each Initial Advance Lender, the amount set forth opposite such Lender's name in SCHEDULE A as its "Initial Advance Commitment" or as the same may be adjusted pursuant to
Section 2.2(a) and further adjusted from time to time as a result of assignments to or from the Initial Advance Lender pursuant to Section 10.19.

         "INSTRUMENTS" mean any "instrument," as such term is defined in Section 9-105(1)(i) of the UCC, now owned or hereafter acquired.

         "INTELLECTUAL PROPERTY" means with respect to any Person, all right, title and interest of such Person in and to all Copyrights, Trademarks, Patents and Mask Works, together with all right, title and interest of such Person in and to (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any obligor with respect to any of the foregoing, in each case whether now or thereafter owned or used including, without limitation, the licenses or other agreements with respect to Copyrights, Trademarks, Patents and Mask Works; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery, software, programs and products; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media on which or in which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held; (g) all license fees and royalties from the use of the foregoing; (h) any claims for damages (past, present or future) or infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above; (i) all causes of action, claims and warranties now or hereafter owned or acquired in respect of any of the items listed above; and (j) all goodwill connected with and symbolized by any of the foregoing.

         "INTEREST EXPENSE" means, for any period, the total amount of all charges for the use of funds (whether characterized as interest, debt service or otherwise) payable during such period with respect to all Indebtedness for Borrowed Money of Borrowers and their Subsidiaries for such period, including the amortization of debt discounts and the amortization of all fees payable in connection with the incurrence of such Indebtedness.

         "INTEREST PERIOD" means the interest period applicable to a LIBOR Loan, as determined pursuant to Section 2.13.

         "INTEREST RATE" means, (i) with respect to a Prime Rate Loan, the rate of interest per annum equal to one percent (1.00%) in excess of the Prime Rate; and (ii) with respect to a LIBOR Loan, the rate of interest per, annum equal to three and one-half percent (3.50%) in excess of the LIBOR Base Rate.

         "INVENTORY" means, with respect to any Person, such Person's inventory, including without limitation: (i) all raw materials, work in process, parts, components, assemblies, supplies and materials used or consumed in such Person's business, wherever located and whether in the possession of such Person or any other Person; (ii) all goods, wares and merchandise, finished or unfinished, held for sale or lease or leased or furnished or to be furnished under contracts of service, wherever located and whether in the possession of such Person or any other Person; and (iii) all goods returned to or repossessed by such Person.

         "INVESTMENT" means all investments in any other Person by stock purchase, capital contribution, loan, advance, guaranty of any Indebtedness or creation or assumption of any other liability in respect of any Indebtedness of such other Person (including, without limitation, any liability of any kind described in clause (i) or (ii) of the definition of the term "Indebtedness" set forth in this Section 1.2), or the transfer or sale of Property (otherwise than in the ordinary course of the business) to any other Person for less than payment in full in cash of the transfer or sale price or the fair value thereof (whichever of such price or value is higher).

         "LEASEHOLD MORTGAGES" means the Leasehold Mortgages granted from time to time by the Credit Parties to Agent to secure the Loans in form and content reasonably acceptable to Agent and the Requisite Lenders, and as they may be amended or supplemented from time to time.

         "LEGAL REQUIREMENTS" means all applicable laws, rules, regulations, ordinances, judgments, orders, decrees, injunctions, arbitral awards, permits, licenses, authorizations, directions and requirements of all governments, departments, commissions, boards, courts, authorities, agencies, and officials and officers thereof, that are now or at any time in the future in effect.

         "LENDER DEFAULT" means (i) the refusal (which has not been retracted) of a Lender in violation of its obligations under this Agreement to make available its portion of its Commitment for Loans or Letters of Credit, or (ii) a Lender having notified Agent and/or Borrowers that it does not intend to comply with such obligations, in the case of either (i) or (ii) as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority.

         "LENDERS" means, collectively, the banks and lending institutions set forth on SCHEDULE A and their respective successors and assigns; and "LENDER"" means any one of Lenders.

         "LETTER OF CREDIT ISSUER" means a Lender that is requested by Borrowers, is approved by Agent and agrees to act as a Letter of Credit issuer pursuant to Section 11.2.

         "LETTER OF CREDIT OUTSTANDINGS" shall mean, at any time, the sum, without duplication, of (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings.

         "LIBOR BASE RATE" means with respect to each Interest Period for a LIBOR Loan, the rate per annum at which deposits in U.S. Dollars are offered to the LIBOR Office of Agent two (2) Business Days prior to the beginning of such Interest Period by major banks in the London interbank eurodollar market as at or about the relevant local time of such LIBOR Office, for delivery on the first day of such Interest Period as indicated by Bloomberg, Rueters America or other comparable internationally recognized offer rate service utilized by Agent, for the number of days comprised therein and in an amount equal to the amount of LIBOR Loan to be outstanding during such Interest Period. As used herein, "relevant local time" as to any LIBOR Office means 11:00 a.m., London time, when such LIBOR Office is located in Europe or the Middle East, and 10:00 a.m., Head Office local time, when such LIBOR Office is located in North America or the Caribbean.

         "LIBOR LOAN" means a Loan having an Interest Rate based upon LIBOR.

         "LIBOR OFFICE" means with respect to any Lender the office or offices selected by such Lender which shall be making or maintaining the LIBOR Loans of such Lender hereunder or such other office or offices through which such Lender determines its LIBOR Base Rate. A LIBOR Office of any Lender may be, at the option of such Lender, either a domestic or foreign office.

         "LICENSES AND PERMITS" means all licenses, permits, registrations and recordings thereof and all applications incorporated into such licenses, permits and registrations now owned or hereafter acquired by Borrowers and their Subsidiaries and required from time to time for the business operations of Borrowers and their Subsidiaries.

         "LIEN" means any lien, mortgage, pledge, security interest, charge or other encumbrance of any kind including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest.

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Security Documents, the Letter of Credit Documents, and any other agreement, instrument, certificate or document executed in connection with or pursuant to this Agreement whether concurrently herewith or subsequent hereto.

         "LOANS" mean, collectively, the Initial Advance Loan and each of the Acquisition Loans, each singly a "Loan" made or to be made to Borrowers by Lenders pursuant to this Agreement.

         "LOAN YEAR" means each period of twelve (12) consecutive months, commencing on the Closing Date and on each anniversary thereof.

         "MANAGEMENT SHAREHOLDERS" means those shareholders of Parent who are executive management employees of Parent and Mucho.com on the Closing Date.

         "MASK WORKS" are all mask works or similar rights available for the protection of semiconductor chips, now owned or later acquired.

         "MATERIAL ADVERSE EFFECT" means any or all of the following: (i) any material adverse effect on the performance, business, operations, properties, prospects, assets, nature of assets, liabilities or condition (financial or otherwise) any of the Parent or the Material Subsidiaries, individually, or on all of the Credit Parties, taken as a whole; (ii) any material adverse effect on the ability of any of the Parent or the Material Subsidiaries, individually, or on all of the Credit Parties, taken as a whole, to perform its or their obligations under the Loan Documents to which it is or they are a party; (iii) any material adverse effect on the ability of any of the Parent or the Material Subsidiaries, individually, or on all of Credit Parties, taken as a whole, to pay their respective liabilities and obligations as they mature or become due; or (iv) any material adverse effect on the validity, effectiveness or enforceability, as against any Credit Party, of any of the Loan Documents to which it is a party.

         "MATERIAL LEASE" means any lease under which Borrowers or their Subsidiaries shall lease (as lessee) or acquire the right to possess and/or use any Real Estate or other Property or any other similar agreement (whether written or oral) pursuant to which any Borrower or Subsidiary pays an annual lease payment or rental payment equal to or greater than One Hundred Twenty Thousand Dollars ($120,000) or which otherwise is material to the operation of the business of Borrowers.

         "MATERIAL SUBSIDIARY" means each Subsidiary of Borrowers identified as such on SCHEDULE 5.1(C) and any other Subsidiary that Agent and the Requisite Lenders require to become a Material Subsidiary in connection with a Permitted Acquisition or otherwise.

         "MATURITY DATE" shall mean the 180th day following the fifth (5th) anniversary of the Closing Date, or such earlier date on which the Total Commitment is terminated.

         "MERGER" shall have the meaning set forth in the Merger Agreement.

         "MERGER AGREEMENT" shall mean the Agreement and Plan of Merger dated June 16, 2000 by and among the Parent, Merger Sub and Mucho, as amended and in effect from time to time.

         "MERGER SUB" shall mean Team Merger Corporation, a Nevada corporation and wholly-owned subsidiary of Parent.

         "MINIMUM BORROWING AMOUNT" shall mean, for Acquisition Loans, which are
(A) Prime Rate Loans, One Million Dollars ($1,000,000), with minimum increments thereafter of One Hundred Thousand Dollars ($100,000), or (B) LIBOR Loans, One Million Dollars ($1,000,000), with minimum increments thereafter of Two Hundred Fifty Thousand Dollars ($250,000).

         "MORTGAGES" shall mean collectively the Fee Mortgages and the Leasehold Mortgages, and each individually a "Mortgage".

         "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is maintained for employees of Borrowers and their Subsidiaries, or any ERISA Affiliate of Borrowers and their Subsidiaries.

         "NET INCOME" means, for any period, the aggregate of the net income (or net loss) of Borrowers and their Subsidiaries for such period, determined in accordance with GAAP, but excluding, without duplication: (i) the income of any Person in which any Borrower or Subsidiary has an ownership interest (other than a Subsidiary of such Borrower or Subsidiary), unless received by such Borrower or Subsidiary in a cash distribution; (ii) any after-tax gains or losses attributable to dispositions of assets; (iii) the income of any Subsidiary of any Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at that time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary; and (iv) any after-tax extraordinary non-cash gains or extraordinary non-cash losses.

         "NET PROCEEDS" means the aggregate proceeds paid in cash or Cash Equivalents received by Borrowers and their Subsidiaries in respect of any Extraordinary Disposition, net of direct costs relating to such Extraordinary Disposition (including without limitation, legal, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof, taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions in any tax sharing arrangements), amounts required to be applied in payment of Indebtedness secured by a Lien incurred in accordance with this Agreement on the assets or assets that are subject of such Extraordinary Disposition and which Indebtedness is required pursuant to the terms of the instrument governing such Indebtedness or Lien or in order to obtain the necessary consent to such sale to be repaid in connection with such Extraordinary Disposition and any reserve for adjustment in respect of the sale price of or other liability in respect of such asset or assets.

         "NET WORTH" means, at any date, Consolidated stockholders' equity (including the par value or stated value of all outstanding capital stock, additional paid-in capital and retained earnings) of Borrowers and their Subsidiaries determined in accordance with GAAP, except that there shall be deducted therefrom any amount of treasury stock reflected as an asset of any Borrower or any Subsidiary.

         "NOTES" mean, collectively, the Initial Advance Notes and the Acquisition Notes, each of which are to be dated, executed and delivered to Lenders by Borrowers on the Closing Date. "Note" shall mean any one of the Notes, unless specifically identified.

         "OBLIGATIONS" means, collectively, all of the indebtedness, obligations, covenants, promises, agreements and liabilities existing on the date hereof or arising from time to time hereafter, whether direct, indirect, absolute, contingent, joint or several, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, of the Credit Parties to Agent or any Lenders (i) in respect of the Loans made pursuant to this Agreement; or (ii) under or in respect of any one or more of the Loan Documents. Obligations shall also include all interest, charges and other fees chargeable hereunder to Borrowers or due hereunder from Borrowers to Lenders from time to time and all costs and expenses referred to in Section
12.6 herein.

         "PARTICIPATION PERCENTAGE" means, in relation to each Lender, the percentage set forth with respect to such Lender on SCHEDULE A with respect to each Loan.

         "PATENTS" shall mean all of the following in which any of Borrowers and their Subsidiaries now holds or hereafter acquires any interest: (i) all letters patent of the United States or any country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof or any other country; (ii) all improvements, divisions, renewals, reissues, continuations, continuations-in-part or extensions; (iii) all income, royalties, damages and payments now and hereafter due and/or payable with respect to the foregoing, including without limitation damages and payments for past or future infringements thereof; (ix) all rights to sue for past, present and future infringements of the foregoing; and (v) all rights corresponding to the foregoing throughout the world.

         "PERMITTED ACQUISITION" means any Acquisition as to which Agent and the Requisite Lenders have given their written approval in their sole discretion and as to which all of the following conditions are satisfied:

                  (i) such Acquisition involves a line or lines of business which, in the opinion of the Requisite Lenders, is or are complementary to the line or lines of business in which a Borrower or a Subsidiary, as the case may be, making the Acquisition is engaged on the Effective Date;

                  (ii) such Acquisition is not actively opposed by the Board of Directors (or similar governing body) of the selling Person or the Person whose equity interests are to be acquired;

                  (iii) if, as a result of such Acquisition, a Person becomes a Subsidiary of a Borrower, such Subsidiary shall be a Wholly-Owned Subsidiary;

                  (iv) the acquired business shall have positive operating income for (A) each of the three (3) full fiscal years most recently ended and
(B) the twelve (12) month period ended on the last day of the last month ended prior to the effective date of such Permitted Acquisition;

                  (v) after giving effect to such Acquisition on a pro forma basis, no Default or Event of Default exists, including but not limited to any Default of the financial covenants contained in Article 7 (which compliance shall be evidenced by the execution and delivery of a pro forma Compliance Certificate by Borrowers to Agent at least fourteen days prior to the closing of the Permitted Acquisition), such pro forma financial covenants being determined:

                    (A) as if (x) such Acquisition had been completed at the beginning of the most recent period of four consecutive fiscal quarters of Borrowers for which financial information for Borrowers and the business or Person to be acquired, is available, and (y) any such Indebtedness incurred to finance such Acquisition had been outstanding for such period; and

                    (B) without giving effect to any credit for unobtained or unrealized gains in connection with such Acquisition, but taking into account such adjustments to the overhead of such properties and assets as may reasonably be determined and specified by Borrowers to reflect the overhead generally applicable to similar properties and assets owned by Borrowers and the Subsidiaries, as and to the extent Agent determines such adjustments to be reasonable and appropriate under the particular circumstances);

                  (vi) the funding for the Permitted Acquisition shall be acceptable in all respects to Agent and the Requisite Lenders in their sole discretion; and

                  (vii) the conditions set forth in Section 4.3(e) shall have been satisfied.

          "PERMITTED LIENS" means those Liens and encumbrances permitted hereunder pursuant to Section 8.8.

         "PERSON" shall include an individual, a company, a corporation, an association, a partnership, a joint venture, an unincorporated trade or business enterprise, a trust, an estate, or other legal entity or a government (national, regional or local), court, arbitrator or any agency, instrumentality or official of the foregoing.

         "PLAN" means any pension plan as defined in Section 3(2) of ERISA and any multiemployer or single-employer plan as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute by) a Borrower or a Subsidiary or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which a Borrower, or a Subsidiary or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

         "PLEDGE AGREEMENT" means a stock pledge agreement to be made pursuant to this Agreement by a Credit Party to Agent, for the ratable benefit of Lenders, with respect to Pledged Stock substantially in the form of EXHIBIT F hereto.

         "PLEDGED STOCK" means all of the Capital Stock of any Subsidiary of any Borrower or other Subsidiary whether now existing or hereafter formed or acquired.

         "PREFERRED STOCK", as applied to the Capital Stock of any Person, means Capital Stock of such Person (other than Common Stock of such Person) of any class or classes (however designated) that rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

         "PREFERRED STOCK TRANSACTION" means the issuance of 100,000 shares of Series A Preferred Stock, par value One Hundred Dollars ($100.00), of the Parent pursuant to and in accordance with that certain Securities Purchase Agreement dated as of the Closing Date by and among Stonehenge Opportunity Fund, LLC, the Parent and the other purchasers named therein, and all other documents referred to therein, as the same may be amended and in effect from time to time, in an aggregate amount of not less than Ten Million Dollars ($10,000,000).

         "PREMISES" means collectively, all real property and leasehold interests now or hereafter acquired by Borrowers and their Subsidiaries, including, without limitation, all the Premises as defined in the Mortgages, if any.

         "PRIME RATE" means the rate of interest announced from time to time by Agent as its prime rate at its Head Office, whether or not Agent shall at times lend to other borrowers at lower rates of interest, or, if there is no such prime rate, then such other rate as may be substituted by Agent for its Prime Rate.

         "PRIME RATE LOAN" means a Loan having an Interest Rate based upon the Prime Rate.

         "PRINCIPAL OFFICER" means any officer of a Borrower whose title is (including any title which is substantially the same as): (i) Chief Executive Officer, (ii) President, (iii) Chief Financial Officer or Vice
President-Finance, (iv) Chief Accounting Officer, or (v) Treasurer.

          "PROCEEDS" means "proceeds," as such term is defined in Section 9-306(1) of the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable from time to time with respect to any of the Collateral, and (ii) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau, or agency (or any Person acting under color of governmental authority).

         "PROJECTIONS" means the projected balance sheets, profit and loss statements and cash flow statements, all prepared by or on behalf of Borrowers' senior management consistent with Borrowers' historical financial statements, separately for (a) Parent and its direct and indirect Subsidiaries on a Consolidated basis, (b) Parent and its direct and indirect Subsidiaries (other than Mucho.com and its direct and indirect Subsidiaries) on a Consolidated basis, and (c) Mucho.com and its direct and indirect Subsidiaries on a Consolidated basis, in the case of each of (a), (b) and (c), together with, if requested by Agent, appropriate supporting details and statements of underlying assumptions.

         "PROPERTY" means all types of real, personal, tangible, intangible or mixed property.

         "PRO RATA SHARE" means, in relation to any particular item, the share of any Lender in such item, which shall be in the same proportion which the aggregate amount of all of the obligations owing to such Lender with respect to such item at such time shall bear to the aggregate amount of all of the obligations owing to all of Lenders with respect to such item at such time net of any and all charges or fees due and payable to Agent under the Loan Documents.

         "REAL ESTATE" means all real property owned by Borrowers and their Subsidiaries and all real property hereafter acquired by Borrowers and their Subsidiaries, together with all fixtures, rights of way, privileges, liberties, tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, all easements now or hereafter benefiting such real property and all royalties and rights appertaining to the use and enjoyment of such real property, together with all of the buildings, structures, and other improvements thereto.

         "REFERENCE PERIOD" means, with respect to a particular Computation Date, the period of four (4) consecutive calendar quarters ending on such Computation Date.

         "REQUISITE LENDERS" means at such times as there are any Loans outstanding, Lenders whose aggregate Pro Rata Shares of the outstanding Loans are greater than or equal to sixty-six and two-thirds percent (66 2/3%) of the aggregate amount of the outstanding Loans, and at all other times, Lenders whose aggregate Credit Commitments are greater than or equal to sixty-six and two-thirds percent (66 2/3%) of the aggregate Credit Commitments of all Lenders; PROVIDED THAT if there are no more than two (2) Lenders, such percentages shall be one hundred percent (100%).

         "RESTRICTED PAYMENT" means: (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of a Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of Capital Stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of a Borrower or any of its Subsidiaries now or hereafter outstanding; (c) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, conversion, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any subordinated indebtedness; and (d) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of a Borrower or any of its Subsidiaries now or hereafter outstanding.

         "SEC" means the Securities and Exchange Commission or any successor agency.

         "SECURITIES" means any stock, shares, voting trust certificates, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participation in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

         "SECURITY AGREEMENT" means any Security Agreement executed by a Guarantor Subsidiary to Agent for the ratable benefit of Lenders pursuant to
Section 4.1(j), Section 4.3(e) or Section 6.20.

         "SECURITY DOCUMENTS" means, collectively, this Agreement, the Mortgages, the Pledge Agreement, the Collateral Assignments, the Security Agreements, the Guaranties and each other agreement, assignment or instrument creating or purporting to create a lien in favor of Agent for the ratable benefit of Lenders.

         "SOLVENT" means, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or other liabilities beyond such Person's ability to pay as such debts and other liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. For purposes of this definition of Solvent, the phrase "debts and other liabilities" shall mean any liability for a claim, and "claim" shall mean (i) a right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) a right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

         "STANDARD FLOOD HAZARD DETERMINATION FORM" means Form 81-93 or any successor or replacement thereof developed by FEMA pursuant to Section 528 of the National Flood Insurance Reform Act of 1994 (42 U.S.C. 1365(a)), for determining whether a building or structure is located in an area identified as an area having special flood hazards, whether flood insurance is required and whether flood insurance is available under 42 U.S. C. 4001, et seq.

         "STATED AMOUNT" means, with respect to a Letter of Credit, the maximum available to be drawn thereunder (regardless of whether any conditions or other requirements for drawing could then be met).

         "SUBSIDIARY" means, as to any Person, a corporation, partnership or other entity of which shares of Capital Stock or other ownership interests having ordinary voting power (other than Capital Stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of a Borrower and a direct or indirect Subsidiary or Subsidiaries of any Subsidiary of a Borrower (including any existing Subsidiary that now is or hereafter becomes a Borrower).

         "TENDER OFFER" has the meaning set forth in the Merger Agreement.

         "TERMINATION DATE" means (A) with respect to the Loans, the earlier of
(i) the Maturity Date; (ii) the date upon which the entire principal of the Notes shall become due pursuant to the provisions hereof (whether as a result of acceleration by Agent or the Requisite Lenders or otherwise); or (iii) the date upon which the Commitments terminate pursuant to Section 9.2 hereof; and (B) with respect to each Letter of Credit, the earlier of (i) the Maturity Date; (ii) the date upon which all Letter of Credit Outstandings shall become due in their entireties pursuant to the provisions hereof (whether as a result of acceleration by Agent or the Requisite Lenders or otherwise); (iii) the date on which the Loans shall be paid in full; or (iv) the stated maturity of such Letter of Credit.

         "TERMINATION EVENT" means (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder, but not including any such event for which the 30 day notice requirement has been waived by applicable PBGC regulation; or (ii) the withdrawal of a Borrower or an ERISA Affiliate of a Borrower from a Guaranteed Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; or (iii) the filing of a notice of intent to terminate a Guaranteed Pension Plan or the treatment of a Guaranteed Pension Plan amendment as a termination under Section 4041 of ERISA; or (iv) the institution of proceedings to terminate a Guaranteed Pension Plan by the Pension Benefit Guaranty Corporation; or (v) the withdrawal or partial withdrawal of a Borrower or an ERISA Affiliate of a Borrower from a Multiemployer Plan; or (vi) any other event or condition which might reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Guaranteed Pension Plan.

         "TOTAL ACQUISITION COMMITMENT" means the sum of the Acquisition Commitments of all of Lenders.

          "TOTAL COMMITMENT" means the sum of the Commitments of all of Lenders.

         "TOTAL COMMITMENT AVAILABILITY" shall mean, at any time, the excess of
(i) the Total Commitment at such time over (ii) the aggregate original principal amounts of all Acquisition Loans and the Initial Advance Loan and all Letter of Credit Outstandings then outstanding.

          "TRADEMARKS" shall mean all of the following in which any of Borrowers and their Subsidiaries now holds or hereafter acquires any interest: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, domain names, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, all registrations and recordings thereof, and all applications in connection therewith, including, but not limited to, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof or any other country; (ii) all reissues, extensions or renewals of the foregoing; (iii) all income, royalties, damages and payments now and hereafter due and/or payable with respect to the foregoing, including without limitation damages and payments for past or future infringements thereof; (iv) all rights to sue for past, present and future infringements of the foregoing; and (v) all rights corresponding to the foregoing throughout the world.

         "TRANSACTION DOCUMENTS" means all agreements, contracts, registration statements, proxies, instruments, and other written documents evidencing the Transactions other than the Loan Documents.

         "TRANSACTIONS" means, collectively, the Merger, the Tender Offer, the Preferred Stock Transaction and the incurrence by Borrowers of the Initial Advance Loan.

         "TYPE" means any type of Loan determined with respect to the interest option applicable thereto, i.e., a Prime Rate Loan, or a LIBOR Loan denominated in U.S. Dollars.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Ohio; PROVIDED, HOWEVER, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of Lender's security interest in any of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Ohio, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, or priority and for purposes of definitions related to such provisions.

         "UCC FINANCING STATEMENTS" mean the UCC financing statements naming Borrowers, as debtors, and Agent, for the ratable benefit of Lenders, as creditor, which UCC financing statements describe all or some portion of the Collateral and which together perfect Agent's security interest in the Collateral.

         "UNFUNDED CURRENT LIABILITY" means, with respect to any Plan, the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

         "UNITED STATES" and "U.S." each mean United States of America.

         "WHOLLY-OWNED SUBSIDIARY" shall mean each Subsidiary at least 95% of whose Capital Stock, equity interests and partnership interests, other than director's qualifying shares or similar interests, are owned directly or indirectly by a Borrower.

         "WORKING CAPITAL" means the difference between (i) Current Assets, excluding cash, Cash Equivalents, prepaid taxes and any amounts due from Affiliates, and (ii) Current Liabilities, excluding the current portion of any long term Indebtedness for Borrowed Money, accrued taxes and any amounts due to Affiliates.

         "WRITTEN", "WRITTEN" or "IN WRITING" shall mean any form of written communication or a communication by means of telex, facsimile transmission, e-mail electronic transmission, telegraph or cable.

                                    ARTICLE 2
                                    ---------

                                    THE LOANS
                                    ---------

Section 2.1 COMMITMENTS. Each Lender, severally and not jointly, agrees, upon the terms and subject to the conditions contained in this Agreement, to make the Initial Advance

Loan on the Closing Date in a principal amount equal to such Lender's Participation Percentage of the aggregate principal amount of such Loan and the Acquisition Loans to Borrowers from time to time prior to the Termination Date.

         Section 2.2 MAKING THE LOANS.

                  (a) INITIAL ADVANCE LOAN. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrowers herein set forth, each Lender, severally and not jointly, agrees, upon Borrowers' request in compliance with Section 2.3, to lend to Borrowers on the Closing Date its Participation Percentage of the Initial Advance Loan. The maximum amount of the Initial Advance Loan shall be Four Million and 00/100 Dollars ($4,000,000.00) (the "TOTAL INITIAL ADVANCE COMMITMENT"). The Initial Advance Loan shall be funded in one drawing on the Closing Date. Amounts borrowed under this Section 2.2(a) and repaid or prepaid may not be reborrowed. The excess, if any, of the Total Initial Advance Commitment over the actual amount thereof borrowed by Borrowers ("UNUTILIZED INITIAL ADVANCE AMOUNT") shall be subtracted from the Total Initial Advance Commitment and added to the Acquisition Commitments of Lenders ratably in proportion to their Participation Percentages.

                  (b) ACQUISITION LOANS. Each Lender will, subject to all the applicable terms and conditions of this Agreement, make an amount equal to its Participation Percentage in each Acquisition Loan available to Borrowers at such times and in such amounts as shall be requested by Borrowers in compliance with
Section 2.3 in respect of Permitted Acquisitions, not to exceed a maximum amount equal to the Total Acquisition Commitments of Lenders. Amounts borrowed under this Section 2.2(b) and repaid or prepaid may not be reborrowed. The Acquisition Commitments shall terminate, to the extent not borrowed, on the second anniversary of the Closing Date. No Acquisition Loan shall cause the Acquisition Commitment Availability of all Lenders to be less than zero; provided THAT if the Acquisition Commitment Availability for any reason becomes less than zero, Borrowers shall make the mandatory repayments required by Section 2.6(d). No Acquisition Loan shall be available at any time if after giving effect thereto Borrowers would be required to make the mandatory repayments required by Section 2.6(d).

         Section 2.3 DRAWS, ADVANCES AND SETTLEMENT OF PAYMENTS AND ADVANCES.

                  (a) On the Closing Date, and upon satisfaction of the conditions set forth in Section 4.1, Lenders shall make available to Borrowers the Initial Advance Loan in the amount set forth in the initial Notice of Borrowing of Borrowers delivered at the Closing.

                  (b) All advances or disbursements of Acquisition Loan proceeds shall be effectuated at Borrowers' request either through wire transfer or by Agent's deposit of such funds in a central disbursement account (the "AGENT DISBURSEMENT ACCOUNT") of Borrowers maintained with Agent. Any request for advance by wire transfer may be transmitted to Agent at its Head Office via facsimile provided Borrowers immediately notify Agent by telephone of such transmission. All such requests for wire transfer advances shall be made to and received by Agent not later than 10:00 a.m. Head Office local time on the date specified on such wire transfer or check request and each such wire transfer or check request shall be deemed to be a request for an advance on the Acquisition Loan on the date when received and processed by

Agent. Borrowers hereby designate the Principal Officers (or any other officer authorized by Borrowers and designated as such to Agent) acting individually or jointly to make all requests for draws and advances.

                  (c) Agent shall promptly notify each Lender of its Participation Percentage of each Acquisition Loan and the date of such Borrowing. On the Borrowing date specified in such notice, each Lender shall make its share of the Borrowing available at the Head Office of Agent for deposit to such account as Agent shall designate, no later than 1:00 p.m. Head Office local time in Federal or other immediately available funds. Upon receipt of the funds to be made available by Lenders to fund any Acquisition Loan hereunder, Agent shall disburse such funds by depositing them into Agent Disbursement Account.

                  (d) Whenever a Borrower desires to incur Acquisition Loans, it shall give Agent at its Head Office, in the case of any Borrowing of (1) LIBOR Loans denominated in U.S. Dollars to be made hereunder, prior to 12:00 noon (local time at its Head Office), at least three Business Days' prior written or telephonic notice thereof (in the case of telephonic notice, promptly confirmed in writing if so requested by Agent); or (2) Prime Rate Loans to be made hereunder, prior to 12:00 noon (local time at its Head Office), at least same Business Day's prior written or telephonic notice thereof (in the case of telephonic notice, promptly confirmed in writing if so requested by Agent). Each such notice (each such notice, a "NOTICE OF BORROWING") shall (if requested by Agent to be confirmed in writing), be substantially in the form of EXHIBIT G, and in any event shall be irrevocable and shall specify: (i) the type of Borrowing which is to be incurred; (ii) the aggregate principal amount of the Loans to be made pursuant to such Borrowing; (iii) the date of the Borrowing (which shall be a Business Day); (iv) whether the Borrowing shall consist of Prime Rate Loans or LIBOR Loans; and (v) if the requested Borrowing consists of LIBOR Loans, the Interest Period to be initially applicable thereto. If the Borrowers fail to specify in a Notice of Borrowing the Interest Period for any LIBOR Loans, such Interest Period shall be deemed to be one month. Agent shall promptly give each Lender which has a Commitment for such type of Borrowing written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing of such Lender's proportionate share thereof and of the other matters covered by the Notice of Borrowing relating thereto.

                  (e) Without in any way limiting the obligation of Borrowers to confirm in writing any telephonic notice permitted to be given hereunder, Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by Agent in good faith to be from an Principal Officer of a Borrower entitled to give telephonic notices under this Agreement on behalf of that Borrower. In each such case, Agent's record of the terms of such telephonic notice shall be conclusive absent manifest error.

         Section 2.4 THE NOTES. The absolute and unconditional obligation of Borrowers to repay to each Lender its respective Pro Rata Share of the principal of each Loan and the interest thereon shall be evidenced by a separate promissory note for each Lender in the amount of its respective Commitment for each Loan as follows: (i) for the Initial Advance Loan, by a promissory note substantially in the form of EXHIBIT H with blanks appropriately completed in conformity herewith (the "INITIAL ADVANCE NOTE"), and (ii) if Acquisition Loans, by a promissory note substantially in the form of EXHIBIT I with blanks appropriately completed in conformity herewith (each an "ACQUISITION NOTE" and, collectively, the "ACQUISITION NOTES"). All payments under the Notes shall be made to Agent at its Head Office, for the account of Lenders, and Agent shall allocate all payments on each Loan received from Borrowers among all Lenders in accordance with each Lender's Pro Rata Share of such Loan in accordance with Section 2.7(b).

         Section 2.5 INTEREST PAYABLE ON THE LOANS.

                  (a) DETERMINATION OF INTEREST RATE. Agent shall determine the Interest Rate in effect from time to time in accordance with the terms of this Agreement, including but not limited to Section 2.3(d), Section 2.5(c), Section 2.12, Section 2.13, Section 2.14, and Section 2.15. Any change in the Interest Rate shall, for all purposes of this Agreement and any of the other Loan Documents, become effective on the effective date of such change as announced by Agent in accordance with Agent's customary practices. Upon the occurrence of an Event of Default, of if Agent exercises its rights hereunder to accelerate any of the Notes pursuant to Section 9.2(b), all LIBOR Loans will be converted to Prime Rate Loans and Borrowers shall be liable to Lenders and Agent for breakage compensation in respect thereof as set forth in Section 2.15.

                  (b) MONTHLY INSTALLMENTS. Borrowers shall pay to Agent, for the account of Lenders in accordance with their respective Pro Rata Share of such Loan, monthly in arrears on the first Business Day of each month beginning with the month following the month in which the Closing Date falls, interest on the outstanding principal amount of the Loans at the annual rate equal to the Interest Rate applicable to each such Loan.

                  (c) INTEREST ON OVERDUE PAYMENTS; DEFAULT INTEREST RATE. If any amount of principal or interest or any other Obligation is not paid when due, or upon the occurrence and during the continuance of any Event of Default, or if Agent exercises its rights hereunder to accelerate any of the Notes pursuant to Section 9.2(b), the outstanding principal and all accrued and unpaid interest, as well as any other Obligations due Lenders or Agent hereunder or under any Loan Document, shall bear interest at the Default Interest Rate, from the date on which such amount shall have first become due and payable to Lenders or Agent or the date on which such Event of Default shall have occurred, to the date on which such amount shall be paid to Lenders or Agent (whether before or after judgment) or such Event of Default shall have been waived or cured. Interest will continue to accrue until the Obligations in respect of the payment are discharged (whether before or after judgment).

         Section 2.6 PAYMENTS OF INTEREST; REPAYMENTS AND PREPAYMENTS OF PRINCIPAL.

                  (a) PAYMENTS ON THE INITIAL ADVANCE LOAN. Borrowers shall pay to Agent, for the account of Lenders in accordance with their respective Pro Rata Share on the Initial Advance Loan, monthly in arrears on the first Business Day of each month beginning with the month following the month in which the Closing Date falls, interest on the outstanding principal amount of the Initial Advance Loan at the annual rate equal to the Interest Rate applicable thereto. Borrowers shall pay to Agent, and Borrowers hereby authorize Agent to charge the respective accounts of Borrowers maintained with Agent, beginning on the first Business Day of the twenty-fifth (25th) calendar month after the month in which the Closing Date falls and on the first Business Day of each month thereafter, forty-two (42) equal, consecutive, monthly installments of principal (or such lesser principal amount of the Initial Advance Loan as shall then be outstanding), PLUS accrued and unpaid interest thereon at the Interest Rate applicable to the Initial Advance Loan; PROVIDED THAT in any event the last installment of principal on the Initial Advance Loan shall be due and payable on the Termination Date (if not earlier prepaid) and shall be in an amount sufficient to pay in full the entire unpaid principal amount of the Initial Advance Loan.

(b) PAYMENTS ON THE ACQUISITION LOANS. Borrowers shall pay to Agent, for the account of Lenders in accordance with their respective Pro Rata Share on each Acquisition Loan, monthly in arrears on the first Business Day of each month beginning with the month following the month in which such Acquisition Loan was made ("ACQUISITION LOAN CLOSING DATE"), interest on the outstanding principal amount of such Acquisition Loan at the annual rate equal to the Interest Rate applicable thereto. With respect to each Acquisition Loan incurred by Borrowers, Borrowers shall pay to Agent, and Borrowers hereby authorize Agent to charge the respective accounts of Borrowers maintained with Agent, beginning on the first Business Day of the first calendar month after the month in which such Acquisition Closing Date falls and on the first Business Day of each calendar month thereafter, such number of installments of principal as shall be necessary to fully amortize the original principal balance thereof in equal, consecutive, monthly installments based upon the actual number of months from such beginning date to and including the Maturity Date (or such lesser principal amount of such Acquisition Loan as shall then be outstanding), PLUS accrued and unpaid interest thereon at the Interest Rate applicable to such Acquisition Loan; PROVIDED THAT in any event the last installment of principal on such Acquisition Loan shall be due and payable on the Termination Date (if not earlier prepaid) and shall be in an amount sufficient to pay in full the entire unpaid principal amount of such Acquisition Loan.

                  (c) VOLUNTARY PREPAYMENTS OF PRINCIPAL. Borrowers shall have the right to prepay any or all of their Loans, in whole or in part, without premium or penalty (except as set forth to the contrary below), from time to time on the following terms and conditions:

                    (i) Borrowers shall give Agent at the Head Office written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by Agent) of their intent to prepay the Loans, the amount of such prepayment and (in the case of LIBOR Loans) the specific Borrowing(s) pursuant to which made, which notice shall be received by Agent by:
(x) 12:00 noon (local time at the Head Office) three Business Days prior to the date of such prepayment, in the case of any prepayment of LIBOR Loans denominated in Dollars, or (y) 12:00 noon (local time at the Head Office) one Business day prior to the date of such prepayment, in the case of any prepayment of Prime Rate Loans, and which notice shall promptly be transmitted by Agent to each of the affected Lenders;

                    (ii) in the case of prepayment of any Loan Borrowings, each partial prepayment of any such Borrowing shall be in an aggregate principal of at least Five Hundred Thousand Dollars ($500,000) or an integral multiple of One Hundred Thousand Dollars ($100,000) in excess thereof;

                    (iii) no partial prepayment of any Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of such Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto;

(iv) each prepayment of LIBOR Loans pursuant to this Section 2.6(c) on any date other than the last day of the Interest Period applicable thereto shall be accompanied by any amounts payable in respect thereof under Section 2.15; and

                    (v) Borrowers shall pay the prepayment fees, if any, required by Section 2.6(l).

                  (d) IF OUTSTANDING LOANS EXCEED TOTAL COMMITMENT. If on any date (after giving effect to any other payments on such date) the sum of (i) the aggregate outstanding principal amount of Acquisition Loans and the Letter of Credit Outstandings, PLUS (ii) the aggregate outstanding principal amount of Initial Advance Loan, exceeds the Total Commitment as then in effect, Borrowers shall prepay on such date that principal amount of Loans in an aggregate amount at least equal to such excess and conforming in the case of partial prepayments of any Loans to the applicable requirements as to the amounts of partial prepayments which are contained in Section 2.6(c). If, after giving effect to the prepayment of Loans and Unpaid Drawings, the aggregate amount of Letter of Credit Outstandings exceeds the Total Commitment as then in effect, Borrowers shall pay to Agent an amount in cash and/or Cash Equivalents equal to such excess and Agent shall hold such payment as security for the reimbursement obligations of Borrowers hereunder in respect of Letters of Credit pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to Agent and Borrowers (which shall permit certain investments in Cash Equivalents satisfactory to Agent and Borrowers until the proceeds are applied to the Obligations).

                  (e) PREPAYMENTS FROM EXTRAORDINARY DISPOSITIONS. Immediately upon receipt by Borrowers or any of their Subsidiaries of Net Proceeds, Borrowers shall prepay the Loans in an amount equal to the total Net Proceeds then subject to this Section 2.6(e) in accordance with Section 2.6(k). Notwithstanding the foregoing, in the event that Borrowers or any of their Subsidiaries (1) has an accrued tax liability with respect to an Extraordinary Disposition or (2) reasonably expects the proceeds of such Extraordinary Disposition to be (i) reinvested within six (6) months of the receipt thereof in productive assets of a kind then used or useable in the business of Borrowers and their Subsidiaries, or (ii) in the case of insurance and condemnation proceeds, utilized within six (6) months of the receipt thereof (or such longer period as Agent may agree to, such agreement not to be unreasonably withheld if Borrowers have timely begun and are diligently pursuing the rebuilding or repair in question but reasonably expect that such rebuilding or repair will not be completed within such six (6) month period) to repair the loss or damage to or otherwise rebuild the assets in respect of which the Net Proceeds were paid, then Borrowers shall deliver such Net Proceeds or portion thereof to Agent to be held by Agent in a cash collateral account bearing interest payable to Borrowers at a rate per annum (meaning three hundred sixty (360) days) equal to Agent's then current rates for similar deposit instruments. Upon Borrowers' request, Agent and Lenders shall release such Net Proceeds or portion thereof to Borrowers for payment of the accrued tax liability or for reinvestment, repair or rebuilding. In the event Borrowers (1) are not required to pay all or any portion of the accrued tax liability or (2) fail to reinvest such Net Proceeds or utilize them for repair or rebuilding within six (6) months of the receipt thereof (or such longer period that may be agreed to pursuant to this Section 2.6(e)), Borrowers authorize and direct Agent and Lenders to apply such remaining amount of Net Proceeds as a prepayment of the Loans to be applied in accordance with Section 2.6(k).

                  (f) PREPAYMENT FROM EXCESS CASH FLOW. Within one hundred twenty (120) days after the end of each fiscal year of Borrowers beginning with the fiscal year ending December 31, 2002, if Borrowers' Indebtedness under this Agreement, as of the applicable Computation Date, exceeds Borrowers' Consolidated EBITDA for the applicable Reference Period by more than two (2) times, Borrowers shall prepay the Loans in an amount equal to fifty percent (50%) of Excess Cash Flow for such prior fiscal year calculated on the basis of the audited financial statements for such fiscal year delivered to Lender pursuant to Section 6.1(c). All such prepayments of the Loans from Excess Cash Flow shall be applied in accordance with Section 2.6(k). Concurrently with the making of any such payment, Borrowers shall deliver to Agent a certificate of Parent's chief executive officer or chief financial officer demonstrating its calculation of the amount required to be paid.

                  (g) PREPAYMENT FROM EQUITY AND DEBT SECURITIES OFFERINGS. In the event that Parent issues Equity Interests and/or Debt Securities the net proceeds of which, after payment of underwriting discounts and commissions and other reasonable costs associated therewith, exceed Twenty-five Million Dollars ($25,000,000), no later than the third Business Day following the date of receipt of the proceeds from any sale of such Equity Interests and/or Debt Securities (other than: (i) proceeds of the issuance of Parent's Common Stock received on or before the Closing Date; (ii) proceeds, if any, from the issuance of Parent's Capital Stock to members of the management of Borrowers or their Subsidiaries or officers, directors or employees of any of them; (iii) proceeds from the issuance of Equity Interests to Parent or any Subsidiary of Parent by any Person that was a Subsidiary of a Borrower immediately prior to such issuance; (iv) proceeds constituting equity contributions to any Subsidiary of a Borrower by Borrowers or any of its Subsidiaries; and (v) proceeds from the Preferred Stock Transaction), Borrowers shall prepay the Loans in an amount equal to the lesser of (1) the amount of such Net Proceeds or (2) the amount of the Obligations then outstanding. Prepayments made under this Section 2.6(g) shall be applied to the Loans in accordance with Section 2.6(k).

                  (h) PREPAYMENTS FROM TAX REFUNDS. If during any fiscal year Borrowers, Borrowers and the Subsidiaries have received proceeds from one or more tax refunds (to the extent associated with net operating loss carrybacks), then not later than the third Business Day following the date of receipt of such proceeds, Borrowers shall repay the Loans in an amount equal to the lesser of such proceeds or the amount of Obligations then outstanding. Prepayments made under this Section 2.6(h) shall be applied to the Loans in accordance with
Section 2.6(k).

                  (i) PREPAYMENT FROM KEY MAN INSURANCE. In the event that a Borrower or Agent receives proceeds from payment of the key man life insurance maintained pursuant to Section 6.3, Borrowers shall prepay or Agent shall apply such amount as a prepayment of the Obligations then outstanding in such manner as Agent shall direct and require in its sole and absolute discretion. Prepayments of the Loans which Agent requires to be made under this Section 2.6(i) shall be applied to the Loans in accordance with Section 2.6(k).

                  (j) PAYMENT AT MATURITY. The Commitments shall terminate and all of the indebtedness evidenced by the Notes shall, if not sooner paid, be in any event absolutely and unconditionally due and payable in full by Borrowers on the Maturity Date.

                  (k) APPLICATION OF PREPAYMENT PROCEEDS. With respect to mandatory prepayments described in Sections 2.6(f) through 2.6(i) above, such prepayments shall first be applied in the inverse order of maturity to the payment of the remaining installments on the Initial Advance Loan, and at any time after the Initial Advance Loan shall have been repaid in full, such prepayments shall be applied in the inverse order of maturity to the payment of the remaining installments on the Acquisition Loans, pro rata.

                  (l) PREPAYMENT FEES. If Borrowers voluntarily prepay the Obligations in full or in part pursuant to Section 2.6(c) prior to the third anniversary of the Closing Date, Borrowers shall pay to Agent, for the ratable benefit of Lenders, as liquidated damages and compensation for the costs of being prepared to make funds available to Borrowers under this Agreement, and not as a penalty, an amount determined by multiplying (x) the sum of the prepayment PLUS, the amount, if any, of the Commitments which are then terminated, TIMES (y) three percent (3%) upon prepayment during the first Loan Year; two percent (2%) upon prepayment during the second Loan Year; and one percent (1%) upon prepayment during the third Loan Year; PROVIDED, HOWEVER, that if such prepayment occurs as a result of any event described in Sections 2.6(d), 2.6(e), 2.6(f), 2.6(h) or 2.6(i) above, no such prepayment fee shall be required.

                  (m) LATE CHARGES. If any principal of any Loan is not paid within ten (10) days after Agent shall have given Borrowers notice of demand for the payment of the same or within ten (10) days after any Event of Default described in Section 9.1(h) in respect of Borrowers shall have occurred, or if any interest on any Loan is not paid within ten (10) days after the same becomes due, then and in any such case Agent shall have the right to assess a late charge, payable by Borrowers upon demand, in an amount equal to the greater of Twenty Dollars ($20.00) or three percent (3%) of the amount not timely paid. Any such late charge shall be for the account of Lenders for the benefit of whom such amount was not timely paid and shall be in addition to any other amounts payable by Borrowers under the Loan Documents.

        Section 2.7 PAYMENTS AND COMPUTATIONS.

                 (a) TIME AND PLACE OF PAYMENTS. Notwithstanding anything in this Agreement or any of the other Loan Documents to the contrary, each payment payable by Borrowers to Agent or any Lender under this Agreement or any of the other Loan Documents, shall be made directly to Agent, at Agent's Head Office, not later than 12:00 noon (local time at the Head Office), on the due date of each such payment in immediately available and freely transferable funds. Agent will promptly cause to be distributed to each Lender in immediately available and freely transferable funds such Lender's Pro Rata Share of each such payment received by Agent.

                  (b) APPLICATION OF FUNDS. Notwithstanding anything herein to the contrary, the funds received by Agent with respect to the Obligations shall be applied as follows:

                    (i) NO DEFAULT. If the Notes have not been accelerated pursuant to Section 9.2(b) and if no Default or Event of Default hereunder or under the Notes or any of the other Loan Documents shall have occurred and be continuing at the time Agent receives such funds, in the following manner: (a) first, to the payment of all fees, charges, and other sums (with exception of principal and interest) due and payable to Agent or Lenders under the Notes, this Agreement or the other Loan Documents at such time; (b) second, to the payment of all of the interest which shall be due and payable on the principal of the Notes at the time of such payment in accordance with each Lender's Pro Rata Share; (c) third, to the payment of such amount of principal of the Notes that is then due in accordance with each Lender's Pro Rata Share; and (d) fourth, to Borrowers.

                    (ii) DEFAULT. If the Notes have been accelerated pursuant to
Section 9.2(b), or if a Default or Event of Default hereunder shall have occurred and be continuing hereunder or under the Notes or any of the other Loan Documents at the time Agent receives such funds, in the following manner: (a) first, to the payment or reimbursement of Lenders and Agent for all costs, expenses, disbursements and losses which shall have been incurred or sustained by Lenders or Agent in or incidental to the collection of the Obligations or the exercise, protection, or enforcement by Lenders and Agent of all or any of the rights, remedies, powers and privileges of Lenders and Agent under this Agreement, the Notes, or any of the other Loan Documents and in and towards the provision of adequate indemnity to Agent and any of Lenders against all taxes or Liens which by law shall have, or may have priority over the rights of Agent or Lenders in and to such funds and (b) second, to the payment of all of the Obligations in accordance with Section 2.7(b)(i) above.

                  (c) PAYMENTS ON BUSINESS DAYS. If any sum would (but for the provisions of this Section 2.7(c)) become due and payable to Agent or any Lender by any Credit Party under any of the Loan Documents on any day which is not a Business Day, then such sum shall become due and payable on the Business Day next succeeding the day on which such sum would otherwise have become due and payable hereunder or thereunder, and interest payable to Agent or any Lender under this Agreement or any of the other Loan Documents shall continue to accrue and shall be adjusted by Agent accordingly.

                  (d) COMPUTATION OF INTEREST. All computations of interest payable under this Agreement, the Notes, or any of the other Loan Documents shall be computed by Agent on the basis of the actual principal amount outstanding on each day during the payment period and shall be calculated on the basis of the actual number of days elapsed during such period for which interest is being charged, predicated on a year consisting of three hundred and sixty
(360) days. The daily interest charge shall be one three-hundred-sixtieth (1/360th) of the annual interest amount. Each determination of any interest rate by Agent pursuant to this Agreement, any Note, or any of the other Loan Documents shall be conclusive and binding on Borrowers in the absence of manifest error. Absent manifest error, a certificate or statement signed by an authorized officer of Agent shall be conclusive evidence of the amount of the Obligations due and unpaid as of the date of such certificate or statement.

         Section 2.8 PAYMENTS TO BE FREE OF DEDUCTIONS. Each payment payable by Borrowers and any other Credit Party to Agent or any Lender under this Agreement, any Note, or any of the other Loan Documents shall be made in accordance with Section 2.7 hereof, without set-off or counterclaim and free and clear of and without any deduction of any kind for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any political subdivision or any taxing or other authority therein, unless a Borrower or such other Credit Party is compelled by law to make any such deduction or withholding. In the event that any such obligation to deduct or withhold is imposed upon a Borrower or such other Credit Party with respect to any such payment payable to Agent or any Lender, (a) such Borrower or other Credit Party shall be permitted to make the deduction or withholding required by law in respect of the said payment, and (b) there shall become and be absolutely due and payable by such Borrower or other Credit Party to Agent or such Lender on the date on which the said payment shall become due and payable and Borrowers hereby promise to pay to Agent or such Lender on such date, such additional amount as shall be necessary to enable Agent or such Lender to receive the same net amount which Agent or such Lender would have received on such due date had no such obligation been imposed by law. Anything in this Section 2.8 to the contrary notwithstanding, the foregoing provisions of this Section 2.8 shall not apply in the case of any deductions or withholdings made in respect of taxes charged upon or by reference to the overall net income, profits or gains of Agent or any Lender. No Borrower or other Credit Party shall have any obligation to make any payment pursuant to this Section 2.8 with respect to any Lender who is not a party hereto on the Closing Date unless (i) no such payments would be payable to any such Lender on the date it becomes a party hereto and no such payments could be reasonably expected to be payable to such Lender and (ii) if such Lender is organized under the laws of a foreign jurisdiction, such jurisdiction is exempt from United States withholding tax and such Lender has provided Borrowers with an Internal Revenue Form 4224 or Form 1001 or other certificate of document required under United States law to establish entitlement to such exemption.

         Section 2.9 USE OF PROCEEDS.

                  (a) PERMITTED USES OF LOAN PROCEEDS. Each Borrower represents, warrants and covenants to Agent and each Lender that all proceeds of the Loans shall be used by such Borrower solely for the purpose of refinancing existing debt, consummating the Transactions (including paying expenses incurred in connection therewith) financing working capital, financing Permitted Acquisitions and for general corporate purposes of Borrowers and their Subsidiaries.

                  (b) PROHIBITED USES. Each Borrower represents, warrants and covenants to Agent and each Lender that no part of the proceeds of the Loans will be used (directly or indirectly) so as to result in a violation under Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose violative of any rule or regulation of such Board.

         Section 2.10 ADDITIONAL COSTS, ETC. If any Lender shall reasonably determine that any future applicable law, rule or regulation, or any change in any present law or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital, as a consequence of its obligations hereunder, to a level below that which such Lender could have achieved but for such adoption, change or compliance by any amount deemed by such Lender to be material and is not otherwise reflected in the interest and other charges payable by Borrowers hereunder, then Borrowers shall pay to such Lender upon demand such amount or amounts, in addition to the amounts payable under the other provisions of this Agreement, or the Notes, as will compensate such Lender for such reduction. Determinations by any Lender of the additional amount or amounts required to compensate such Lender in respect of the foregoing shall be conclusive in the absence of manifest error. In determining such amount or amounts, Lender may use any reasonable averaging and attribution methods.

         Section 2.11 AGENT AND LENDER STATEMENTS. A statement signed by an officer of any Lender (as the case may be) setting forth any additional amount required to be paid by Borrowers to Agent or such Lender under Sections 2.8 and
2.10 hereof, and the computations made by Agent or such Lender to determine such additional amount or amounts, shall be submitted by Agent or such Lender to Borrowers in connection with each demand made at any time by Agent (and copies thereof delivered to each other Lender) or such Lender under either of such Sections. A claim by Agent or any Lender for all or any part of any additional amounts required to be paid by Borrowers under Sections 2.8 and 2.10 hereof may be made before or after any payment to which such claim relates. Each such statement shall, in the absence of manifest error, constitute conclusive evidence of the additional amount required to be paid to Agent or such Lender, provided it sets out in reasonable detail the reasons for such notice and the averaging and attribution methods used by Agent or such Lender to determine the amounts set forth in such notice.

         Section 2.12 CONVERSION OF LOANS. Borrowers shall have the option to Convert on any Business Day all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of their Loans of one Type owing by it into a Borrowing or Borrowings pursuant to the Facility of another Type of Loans which can be made pursuant to such Facility, PROVIDED
THAT:

                  (a) No partial Conversion of a Borrowing of LIBOR Loans shall reduce the outstanding principal amount of the LIBOR Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto;

                  (b) Any Conversion of LIBOR Loans denominated in Dollars into Prime Rate Loans shall be made on, and only on, the last day of an Interest Period for such LIBOR Loans;

                  (c) Prime Rate Loans may only be Converted into LIBOR Loans denominated in Dollars if no Default under Section 9.1(a) or Event of Default is in existence on the date of the Conversion unless Lenders otherwise agree; and

                  (d) Prime Rate Loans may not be Converted into LIBOR Loans during any period when such Conversion is not permitted under Section 2.14; and

                  (e) Borrowings of LIBOR Loans resulting from this Section 2.12 shall not be less than the Minimum Borrowing Amount for LIBOR Loans.

         Each such Conversion shall be effected by Borrowers giving Agent at its Head Office, prior to 12:00 noon (local time at such Head Office), at least three Business Days', in the case of Conversion into a LIBOR Loan denominated in Dollars (or prior to 12:00 noon (local time at such Head Office) same Business Day's, in the case of a Conversion into Prime Rate Loans), prior written notice (or telephonic notice promptly confirmed in writing if so requested by Agent) (each a "NOTICE OF CONVERSION"), substantially in the form of EXHIBIT J, specifying the Loans to be so Converted, the Type of Loans to be Converted into and, if to be Converted into a

Borrowing of LIBOR Loans, the Interest Period to be initially applicable thereto. Agent shall give each Lender prompt notice of any such proposed Conversion affecting any of its Loans. For the avoidance of doubt, the prepayment or repayment of any Acquisition Loans out of the proceeds of other Acquisition Loans by Borrowers is not considered a Conversion of Acquisition Loans into other Acquisition Loans.

         Section 2.13 SELECTION AND CONTINUATION OF INTEREST PERIODS.

                  (a) Each Borrower shall have the right at the time that it gives a Notice of Borrowing or Notice of Conversion in respect of the making of or Conversion into a Borrowing of Loans consisting of LIBOR Loans, to select in such Notice the Interest Period to be applicable to such Borrowing, and prior to 12:00 noon (local time at the Head Office) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing, to elect by giving Agent written or telephone notice (in the case of telephone notice, promptly confirmed in writing if so requested by Agent) to continue all or a portion consisting of at least the Minimum Borrowing Amount of the principal amount of such Loans as one or more Borrowings of LIBOR Loans and to select the Interest Period to be applicable to any such Borrowing (any such notice, a "NOTICE OF CONTINUATION"), which Interest Period shall, at the option of the Borrowers, for LIBOR Loans, be a one, three or six month period; PROVIDED, THAT notwithstanding anything to the contrary contained above, Borrowers' right to select an Interest Period or to effect any Continuation shall be subject to the applicable provisions of Section 2.14 and to the following:

                    (i) the initial Interest Period for any Borrowing of LIBOR Loans shall commence on the date of such Borrowing (the date of a Borrowing resulting from a Conversion or Continuation shall be the date of such Conversion or Continuation) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

                    (ii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                    (iii) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, PROVIDED THAT if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                    (iv) no Interest Period for any LIBOR Loan may be selected which would end after the Maturity Date;

                    (v) each Borrowing of LIBOR Loans resulting from any Continuation shall be in at least the Minimum Borrowing Amount applicable thereto; and

                    (vi) no Interest Period may be elected at any time when a Default under Section 9.1(a) or an Event of Default is then in existence.

                  (b) If upon the expiration of any Interest Period Borrowers have failed to (or may not) elect a new Interest Period to be applicable to the respective Borrowing of LIBOR Loans denominated in Dollars as provided above, Borrowers shall be deemed to have elected to Convert such Borrowing to Prime Rate Loans effective as of the expiration date of such current Interest Period. If Borrowers fail to specify in a Notice of Continuation the Interest Period for any LIBOR Loans which will be Continued as LIBOR Loans, such Interest Period shall be deemed to be one month.

       Section 2.14 INCREASED COSTS, ILLEGALITY, ETC.

                  (a) In the event that (x) in the case of clause (i) below, Agent or (y) in the case of clauses (ii) and (iii) below, any Lender, shall have determined on a reasonable basis (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

                    (i) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder in an amount which such Lender reasonably deems material with respect to any LIBOR Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges) because of (x) any change since the Effective Date in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves includable in the LIBOR Rate pursuant to the definition thereof) and/or (y) other circumstances adversely affecting the interbank LIBOR market or the position of such Lender in such market; or

                    (ii) at any time, that the making or continuance of any LIBOR Loan has become unlawful by compliance by such Lender in good faith with any change since the Effective Date in any law, governmental rule, regulation, guideline or order, or the interpretation or application thereof, or would conflict with any thereof not having the force of law but with which such Lender customarily complies or has become impracticable as a result of a contingency occurring after the Effective Date which materially adversely affects the interbank LIBOR market;

THEN, and in any such event, such Lender (or Agent in the case of clause (i) above) shall (x) on or promptly following such date or time and (y) within ten
(10) Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to Borrowers and to Agent of such determination (which notice Agent shall promptly transmit to each of the other applicable Lenders). Thereafter (x) in the case of clause (i) above, Borrowers shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender shall determine) as shall be required to compensate such Lender, for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof submitted to Borrowers by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (y) in the case of clause (ii) above, Borrowers shall take one of the actions specified in
Section 2.14(b) as promptly as possible and, in any event, within the time period required by law.

                  (b) At any time that any LIBOR Loan denominated in Dollars is affected by the circumstances described in Section 2.14(a)(i) or (ii), Borrowers shall either (i) if the affected LIBOR Loan is then being made pursuant to a Borrowing, by giving Agent telephonic notice (confirmed promptly in writing) thereof on the same date that Borrowers were notified by a Lender pursuant to
Section 2.14(a)(i) or (ii), cancel said Borrowing, convert the related Notice of Borrowing into one requesting a Borrowing of Prime Rate Loans or require the affected Lender to make its requested Loan as a Prime Rate Loan, or (ii) if the affected LIBOR Loan is then outstanding, upon at least one Business Day's notice to Agent, require the affected Lender to convert each such LIBOR Loan into a Prime Rate Loan, PROVIDED THAT if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 2.14(b).

                  (c) If any Lender shall have determined that after the Effective Date, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged by law with the interpretation or administration thereof, or compliance by such Lender or its parent corporation with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank, or comparable agency, in each case made subsequent to the Effective Date, has or would have the effect of reducing by an amount reasonably deemed by such Lender to be material the rate of return on such Lender's or its parent corporation's capital or assets as a consequence of such Lender's commitments or obligations hereunder to a level below that which such Lender or its parent corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or its parent corporation's policies with respect to capital adequacy), then from time to time, within five days after demand by such Lender (with a copy to Agent), Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent corporation for such reduction. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 2.14(c), will give prompt written notice thereof to Borrowers, which notice shall set forth, in reasonable detail, the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of Borrowers' obligations to pay additional amounts pursuant to this Section 2.14(c) upon the subsequent receipt of such notice.

                  Section 2.15 BREAKAGE COMPENSATION. Borrowers shall compensate each applicable Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting and the method of calculating such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its LIBOR Loans) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or Agent), a Borrowing of LIBOR Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not rescinded or withdrawn by Borrowers or deemed rescinded or withdrawn pursuant to Section 2.14); (ii) if any repayment, prepayment, Conversion or Continuation of any of its LIBOR Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its

LIBOR Loans is not made on any date specified in a notice of prepayment given by a Borrower; or (iv) as a consequence of (x) any other default by a Borrower to repay its LIBOR Loans when required by the terms of this Agreement or (y) an election made pursuant to Section 2.14(b). Such loss, cost, expense and liability to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the interest rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to effect a Borrowing, Conversion or Continuation, for the period that would have been the Interest Period for such
Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for Dollar deposits, of a comparable amount and period from other banks in the LIBOR market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to Borrowers and shall be conclusive absent manifest error. Borrowers shall pay such Lender the amount shown as due on any such request within ten (10) days after receipt thereof.

                                   ARTICLE 3
                                   ---------

                               SECURITY AGREEMENT
                               ------------------

         Section 3.1 SECURITY INTEREST. To secure the prompt repayment of the Notes and the Obligations, each Borrower hereby grants, and hereby pledges and collaterally assigns, to Agent, on behalf of Lenders, a lien and security interest in and to all of such Borrower's personal property and fixtures, wherever located, whether now or hereafter owned, existing or acquired or hereafter arising, including, without limitation, the Collateral. To secure further such liabilities and Obligations, each Borrower has granted to Agent, on behalf of Lenders, a first lien upon certain real property owned by such Borrower and those leasehold interests of such Borrower identified on Schedule 3.1; has executed and delivered to Agent, on behalf of Lenders, Mortgages or deeds of trust, amendments or modifications to Mortgages and valid assignments of all other property rights (including, without limitation, rights to receive rents and rights with respect to judgments and claims) which now exist or which may exist or arise hereafter from time to time; has executed and delivered to Agent, on behalf of Lenders, certificates of title and the like as necessary from time to time to secure the Obligations hereunder; and shall deliver to Agent, on behalf of Lenders, to the extent required herein or upon Agent's request in accordance with the terms of this Agreement, all instruments, documents and Chattel Paper in which such Borrower from time to time has an interest and such other documents as Agent may request to perfect a security interest in the Collateral.

         Section 3.2 FINANCING STATEMENTS; ADDITIONAL DOCUMENTS. Borrowers shall take all necessary action or as requested by Agent or any Lender to continue as perfected the first lien and security interest in the Collateral of Lenders and Agent, except for such Collateral in which a first lien can be perfected only by possession and such possession is not required by Agent at this time and Permitted Liens. Such filings shall be in form and substance required by Agent, and Borrowers shall pay all costs of recording and filing the financing statements (and any continuation or termination statements with respect thereto), the Mortgages and any other documents, titles, statements, assignments or the like reasonably required to create, maintain, preserve or perfect the liens or security interests granted under the Loan Documents, together with costs and expenses of any lien or UCC searches required by Agent in connection with the making of the Loans. Each Borrower irrevocably hereby makes, constitutes and appoints Agent (and all Persons designated by Agent for that purpose) as Borrower's true and lawful attorney and agent-in-fact to execute such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect the security interest in the Collateral granted to Agent for the benefit of Lenders. At Agent's request, Borrowers shall execute and deliver to Agent, on behalf of Lenders, at any time and from time to time hereafter, all supplemental documentation that Agent may reasonably request to perfect, maintain, preserve or continue the security interest and liens granted Lenders and Agent hereby and under any of the other Loan Documents, in form and substance acceptable to Agent, and pay the costs of preparing and recording or filing of the same. Each Borrower agrees that a carbon, photographic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Except as otherwise provided in this Agreement, Borrowers, immediately on acquiring Inventory or Accounts or Proceeds thereof for which separate perfection is necessary or reasonably considered desirable by Agent, shall deliver to Agent, on behalf of Lenders, any and all evidence of ownership of any such property and shall take all such action as may be reasonably necessary to perfect Agent's security interest in such property. Agent and each Lender (by any of its officers, employees or agents, but only upon authorization of an officer of Agent or such Lender) shall have the right, at any time or times during Borrowers' usual business hours, upon prior notice to inspect the Collateral, all records related thereto (and to make extracts from such records) and the premises upon which any of the Collateral is located, to discuss Borrowers' affairs and finances with any accountant, account debtor or creditor of Borrowers and to verify the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral. Borrowers shall perform all reasonable acts and execute or cause to be executed all documents, including, without limitation, the Collateral Assignment of Intellectual Property for filing with the United States Patent and Trademark Office, state offices and corresponding foreign registries as Agent reasonably deems necessary or desirable, to establish, perfect, record and maintain the security interest in the Intellectual Property and the goodwill symbolized thereby (whether now existing or hereafter acquired).

         Section 3.3 ACCOUNTS; CHATTEL PAPER; LEASE AGREEMENTS. After the occurrence of an Event of Default and during the continuance thereof, Agent shall have the right at any time to notify any Person obligated to make payments to Borrowers with respect to Accounts, Chattel Paper and lease agreements to make such payments directly to Agent, on behalf of Lenders.

         Section 3.4 PLEDGE OF STOCK. As additional collateral for the Loans to be made hereunder, each Borrower and each Subsidiary of each Borrower shall execute and deliver to Agent, for the ratable benefit of Lenders, appropriate Pledge Agreements with respect to all Pledged Stock.

         Section 3.5 RELEASE OF COLLATERAL. Upon Borrowers' full performance of the Obligations, Agent and Lenders shall release their interest in all Collateral. Upon any sale of Collateral permitted pursuant to Section 8.5, Agent shall release its interest in the portion of the Collateral being sold, without prejudice to the continuation of its lien on any other Collateral.

                                   ARTICLE 4
                                   ---------

                      CONDITIONS PRECEDENT TO DISBURSEMENTS
                      -------------------------------------

         Section 4.1 CONDITIONS PRECEDENT TO INITIAL CLOSING. On or prior to the Closing Date, each of the following conditions precedent shall have been satisfied:

                  (a) CERTIFIED COPIES OF CHARTER DOCUMENTS AND BYLAWS. Agent and each Lender shall have received from each Credit Party (i) a copy, certified by the Secretary or an Assistant Secretary of each Credit Party to be true and complete on and as of the Closing Date, of the charter or other organization documents and by-laws of each Credit Party as in effect on the Closing Date (together with all, if any, amendments thereto); and (ii) the charter or other organization documents of each Credit Party certified by the applicable Secretary of State.

                  (b) PROOF OF CORPORATE AUTHORITY. Agent and each Lender shall have received from each Credit Party copies, certified by the Secretary or an Assistant Secretary of each Credit Party to be true and complete on and as of the Closing Date, of records of all action taken by each Credit Party to authorize (i) the execution and delivery of this Agreement and the other Loan Documents and to which it is or is to become a party as contemplated or required by this Agreement; (ii) its performance of all of its obligations under each of such documents; and (iii) the incurrence by each Credit Party of the borrowings contemplated hereby. Agent shall have received from the appropriate Secretary of State a Certificate of Good Standing of recent date certifying the existence and good standing of each Credit Party under the laws of the state of its incorporation and certificates evidencing its good standing in each state where such Credit Party is required to qualify to conduct business.

                  (c) AUTHORITY TO EXECUTE PLEDGE AGREEMENTS. Each Person executing a Pledge Agreement which is not an individual shall deliver to Agent such evidence as Agent shall reasonably deem necessary to evidence the authority of such Person to execute and deliver each such Pledge Agreement and to perform its respective obligations thereunder.

                  (d) INCUMBENCY CERTIFICATE. Agent and each Lender shall have received from each Credit Party an incumbency certificate, dated as of the Closing Date, signed by the Secretary or an Assistant Secretary of such Credit Party and giving the name and bearing a specimen signature of each individual who shall be authorized (i) to sign, in the name and on behalf of such Credit Party, each of the Loan Documents to which such Credit Party is or is to become a party on the Closing Date; and (ii) to give notices and to take other action on behalf of such Credit Party under the Loan Documents.

                  (e) OFFICERS' CERTIFICATES. Agent and each Lender shall have received from each Credit Party a certificate dated as of the Closing Date, signed by a duly authorized officer and certifying that each of the representations and warranties made by and on behalf of such Credit Party to Agent and each Lender in this Agreement and in the other Loan Documents was true and correct when made, and is true and correct on and as of the Closing Date (except to the extent that they relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the earlier dates or times referred to therein).

                  (f) LOAN DOCUMENTS, ETC. (i) Each of the Loan Documents shall have been duly and properly authorized, executed and delivered by each Credit Party that is a party hereto and shall be in full force and effect on and as of the Closing Date; (ii) executed originals of each of the Notes shall have been delivered to each Lender in accordance with their respective Commitments, and
(iii) executed originals or (as the case may be) executed counterparts of each of the other Loan Documents shall have been delivered to Agent and/or each Lender.

                  (g) ACTIONS TO PERFECT LIENS. Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including without limitation, the filing of duly executed financing statements on Form UCC-1, necessary or, in the opinion of Agent, desirable to perfect the Liens created by the Security Documents shall have been completed.

                  (h) INSURANCE. Agent shall have received copies of certificates of insurance executed by each insurer or its authorized agent evidencing the insurance required to be maintained by each Credit Party pursuant to Section 6.2(b), and a certificate of a nationally recognized insurance broker reasonably satisfactory to Agent certifying that insurance complying with such Section has been obtained and is in full force and effect.

                  (i) SUBSIDIARY GUARANTIES. An executed original of the Guaranty, substantially in the form of EXHIBIT M, shall have been delivered to Agent and each Lender by each Guarantor Subsidiary.

                  (j) SUBSIDIARY SECURITY AGREEMENT. An executed original of the Security Agreement, substantially in the form of EXHIBIT N, shall have been delivered to Agent and each Lender by each Guarantor Subsidiary.

                  (k) LEGALITY OF TRANSACTIONS. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent or any Lender to perform any of its agreements or obligations under any of the Loan Documents to which it is a party on the Closing Date; or (ii) for any Credit Party to perform any of its agreements or obligations under any of the Loan Documents to which it is a party on the Closing Date.

                  (l) PERFORMANCE, ETC. Agent and each Lender shall have received from each Credit Party a certificate dated the Closing Date, signed by a duly authorized officer, certifying that (i) such Credit Party duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents to which such Credit Party is a party or by which such Credit Party is bound on the Closing Date, and
(ii) no event has occurred on or prior to the Closing Date, and no condition exists on the Closing Date, which constitutes a Default or an Event of Default.

                  (m) PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Agreement, each of the other Loan Documents and all instruments and documents incidental thereto shall be in form and substance satisfactory to Agent and Lenders, and Agent and each Lender shall have received all such counterpart originals or certified or other copies of all such instruments and documents as Agent and each Lender shall have requested.

                  (n) COMPLIANCE WITH LAWS. The Borrowings made under this Agreement are and shall be in compliance with the requirements of all applicable laws, regulations, rules and orders, including without limitation, the Environmental Laws and the requirements imposed by the Board of Governors of the Federal Reserve System under Regulations U, G and X, and by the SEC.

                  (o) LEGAL OPINION. Agent and Lenders shall have received a written legal opinion, addressed to Agent and each Lender and dated as of the Closing Date, from legal counsel for Borrowers, which shall be in a form and substance acceptable to Agent and each Lender.

                  (p) LEGAL FEES. Borrowers shall have reimbursed Agent for all fees and disbursements of legal counsel to Agent (in its capacity as Agent and a Lender) which shall have been incurred by Agent through the Closing Date in connection with the preparation, negotiation, review, execution and delivery of the Loan Documents and the handling of any other matters incidental thereto (provided that Agent shall provide to Borrowers copies of evidence of such fees and disbursements incurred by Agent in form and content acceptable to Agent's counsel). Each Lender, other than Provident, agrees that it shall be responsible for any legal fees incurred by it in connection with the negotiations, review, execution and delivery of the Loan Documents.

                  (q) PAYMENT OF CLOSING FEE. Borrowers shall have paid to Agent the closing fee separately agreed to between Agent and Borrowers.

                  (r) NO MATERIAL LITIGATION. There shall be no litigation or governmental or regulatory investigation or proceeding pending against or involving Borrowers or any of the Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

                  (s) EXISTING INDEBTEDNESS. Except for the Permitted Indebtedness, contemporaneously with the Closing Date, Borrowers shall have prepaid all Indebtedness for Borrowed Money of Borrowers and their Subsidiaries and caused all Liens in respect thereof to be released.

                  (t) KEY MAN LIFE INSURANCE. Borrowers shall have secured and provided to Agent the key man life insurance policies required to be maintained pursuant to Section 6.3 hereof.

                  (u) LIEN SEARCHES. Agent shall have received the results of a recent search by a Person satisfactory to Agent, of the UCC, judgment and tax lien filings which may have been filed with respect to the Credit Parties and/or their personal property in the jurisdictions listed on SCHEDULE 4.1(U), and the results of such search shall be satisfactory to Agent.

                  (v) WORKERS' COMPENSATION CLAIM REPORT. Borrowers shall have delivered to Agent and Lenders a report prepared and certified by Parent's chief accounting officer reporting on and providing an analysis of workers compensation claims affecting Borrowers and their Subsidiaries and the adequacy of their reserves and insurance policies therefor (including reimbursements for premiums billed and collected from customers) in form and content reasonably acceptable to Agent.

                  (w) NO ADVERSE CHANGES. Since December 31, 1999, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrowers and their Subsidiaries which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                  (x) FINANCIAL INFORMATION. Each Lender shall have received the financial statements, Pro Forma Financial Statements, and Financial Projections referred to in Section 5.5, certified by the chief financial officer of Parent, which certificate shall also certify that such financial statements, Pro Forma Financial Statements and Financial Projections accurately reflect the financial status and condition of Borrowers and their Subsidiaries and that (i) Consolidated pro forma EBITDA (as adjusted) for each of the twelve month periods ended September 30, 2000 and October 31, 2000, respectively, equals or exceeds Four Million Dollars ($4,000,000), based on Parent's financial results, and (ii) the sum of (A) Borrowers' Consolidated Cash Equivalents and (B) the Total Commitment Availability as of the Closing Date, after giving effect to the Initial Advance, is not less than Seventeen Million Dollars ($17,000,000).

                  (y) MERGER. The Merger shall have been consummated as a cashless merger in accordance with the terms of the Registration Statement, the Merger Agreement and any other applicable documents, which terms and conditions shall be satisfactory to Agent and Lenders, and in full compliance with all applicable laws, and Agent and Lenders shall have received satisfactory evidence of the consummation thereof.

                  (z) PREFERRED STOCK TRANSACTION. The Parent shall have closed, or shall be prepared simultaneously to close with the closing of the Initial Advance Loan, the Preferred Stock Transaction on terms and conditions satisfactory to Agent and Lenders, and Agent and Lenders shall have received satisfactory evidence thereof.

                  (aa) TENDER OFFER. The Tender Offer shall have been consummated with respect to the Common Stock of the Parent on terms and conditions consistent with those disclosed in the Registration Statement, in a transaction or transactions satisfactory to Agent and Lenders, at a cost to Borrowers not to exceed Twelve Million Dollars ($12,000,000).

                  (bb) FUNDS FOR TRANSACTIONS. The sources and uses of funds necessary to consummate the Transactions shall have been approved to the satisfaction of Agent and Lenders.

         Section 4.2 TRANSACTION DOCUMENTS. As of the Closing Date, Agent and Lenders shall have received complete copies of each Transaction Document (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto, if any), in each case as originally executed and delivered by the parties thereto, and all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof. Borrowers shall certify to Agent and Lenders as of the Closing Date that: (a) none of such documents and agreements, nor any of the provisions thereof, have been amended or otherwise modified nor have any of the provisions thereof been waived except pursuant to a written agreement or instrument which has heretofore been consented to by Agent and Lenders; (b) each Transaction

Document to which any Credit Party is a party has been duly executed and delivered by such Credit Party and by each other party thereto and is in full force and effect; (c) the representations and warranties of each Credit Party contained in each Transaction Document are true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date (except to the extent that they relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the earlier dates or times referred to therein), and Agent and Lenders shall be entitled to rely on such representations and warranties with the same force and effect as if they were incorporated in their entirety in this Agreement and made to Agent and Lenders directly; and (d) to the best knowledge of Borrowers, the representations and warranties of each other party to each such Transaction Document contained in such Transaction Document are true and correct in all material respects with the same force and effect as if made on and as of the Closing Date (except to the extent that they relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the earlier dates or times referred to therein).

         Section 4.3 CONDITIONS PRECEDENT TO SUBSEQUENT LOANS AND LETTERS OF CRED IT. The obligation of Lenders to make any Acquisition Loan or issue any Letter of Credit shall be subject to the satisfaction, prior thereto or concurrently therewith, of each of the following conditions precedent (provided that Sections 4.3(h), 4.3(i) and 4.3(j), if applicable, shall not apply in the case of any Letter of Credit issuance):

                  (a) LEGALITY OF TRANSACTIONS. It shall not be unlawful (a) for any Lender or Agent to perform any of its agreements or obligations under any of the Loan Documents to which such Person is a party on the Closing Date of such Acquisition Loan Borrowing or Letter of Credit issuance or (b) for any Credit Party to perform any of its agreements or obligations under any of the Loan Documents.

                  (b) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by or on behalf of the Credit Parties to Lenders or Agent in this Agreement or any other Loan Document (a) shall have been true and correct when made and (b) shall, for all purposes of this Agreement, be deemed to be repeated on and as of the dates of Borrowers' request for such Acquisition Loan or Letter of Credit and the closing of such Acquisition Loan or issuance of such Letter of Credit, as the case may be, and shall be true and correct in all material respects as of each of such dates, except, in each case, as affected by the consummation of the Transactions contemplated by the Loan Documents and except to the extent that they relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the earlier dates or times referred to therein.

                  (c) NO DEFAULT. No event shall have occurred on or prior to such date and be continuing on such date, and no condition shall exist on such date, which constitutes a Default or Event of Default.

                  (d) MAXIMUM CREDIT. The making of such Acquisition Loan or issuance of such Letter of Credit shall not result in the sum of all outstanding Loans and Letters of Credit exceeding the Total Commitments.

                  (e) PERMITTED ACQUISITIONS. All conditions precedent to the Closing of any Acquisition Loan imposed by Agent and Lenders in their written approval thereof shall have been satisfied, including but not limited to Agent's and Lenders' receipt of such information concerning the Permitted Acquisition contemplated by EXHIBIT K and such other information and such agreements, assignments, guaranties, pledges and other documents as Agent and Lenders shall request in their reasonable discretion.

                  (f) NOTICE OF BORROWING; LETTER OF CREDIT REQUEST. Agent and Lenders shall have received a Notice of Borrowing meeting the requirements of
Section 2.3 with respect to the incurrence of Acquisition Loans or a Letter of Credit Request for the issuance of a Letter of Credit meeting the requirements of Section 11.2 with respect to the issuance of Letters of Credit.

                  (g) NO MATERIAL ADVERSE EFFECT. At the time of such Loan or issuance of such Letter of Credit, as the case may be, and also after giving effect thereto, no Material Adverse Effect shall have occurred.

                  (h) FLOOD HAZARD DETERMINATION. Agent shall have received, at Borrowers' expense, a Standard Flood Hazard Determination Form issued or certified by a Person satisfactory to Agent and Lenders for each structure or improvement that either (i) is located on Real Estate covered by a Mortgage or
(ii) stores or houses any Inventory or Equipment or any substantial part of the Collateral. Further, in the event such Standard Flood Hazard Determination Form evidences that the subject structure or improvement is located in a special flood hazard, as defined by FEMA, Borrowers shall deliver to Agent and Lenders evidence of appropriate flood insurance in amounts and under such conditions as identified in Section 6.2(b) hereof.

                  (i) MORTGAGE AND TITLE INSURANCE. The following documents each of which shall be executed (and, where appropriate, acknowledged) by Persons satisfactory to Agent and Lenders:

                    (A) each of the Mortgages, in each case duly executed and delivered by the appropriate Credit Party (and where appropriate by the trustee thereunder) in recordable form (in such number of copies as Agent shall have requested), together with such Uniform Commercial Code financing statements as may be needed in order to perfect the security interests granted by each of the Mortgages in any fixtures and other property therein described which may be subject to the Uniform Commercial Code, in each case appropriately completed and duly executed and in proper form for filing in all offices in which required;

                    (B) with respect to the Real Estate covered by the Mortgages, an ALTA Loan Policy Form B-1970 (or such other form that may be acceptable to Agent and Lenders) issued by a title insurance company satisfactory to Agent and Lenders (the "TITLE COMPANY"), insuring the validity and priority of the Liens created under the Mortgages for and in amounts satisfactory to Agent and Lenders, with all standard and general exceptions deleted and endorsed over so as to afford full "extended form coverage" subject only to the Permitted Exceptions and such other exceptions as are satisfactory to Agent and Lenders and including such endorsements as Agent and Lenders may reasonably require; and

(C) with respect to the Real Estate covered by the Mortgages; an as-built survey of recent date prepared by a registered land surveyor or engineer, duly licensed in the state where such Real Estate is located certified to the Title Company and to Agent and Lenders in full ALTA form and depicting such matters as may be required by Agent and Title Company and in such form as to cause the Title Company to delete the standard printed survey exception from the title insurance policy and to enable the Title Company to issue its policy free from any exceptions or objections whatsoever relating to survey matters. The Survey may be a re-certification of an existing survey, so long as it conforms to the above requirement.

Borrowers shall have paid to the Title Company all expenses and premiums of the Title Company in connection with the issuance of such policies. In addition, Borrowers shall have paid to the Title Company or Agent an amount equal to all mortgage and mortgage recording taxes, intangibles taxes, stamp taxes and other taxes payable in connection with the execution and delivery of the Mortgages and the obligations secured thereby and the recording of the Mortgages in the appropriate land offices.

                  (j) ENVIRONMENTAL ASSESSMENT. Agent and Lenders shall have received an environmental survey and assessment of all Real Estate covered by the Mortgages by a firm of licensed engineers in form and substance satisfactory to each, and the conditions disclosed in such survey and assessment shall be satisfactory to Agent and Lenders.

         The acceptance of the benefits of each Loan or Letter of Credit shall constitute a representation and warranty by Borrowers to Agent and each Lender that all of the applicable conditions specified in Sections 4.1, 4.2 and/or 4.3, as the case may be, have been satisfied as of that time. All of the certificates, legal opinions and other documents and papers referred to in this
Article 4, unless otherwise specified, shall be delivered to Agent for the account of each Lender and, except for the Notes, in sufficient counterparts for each Lender, and Agent will promptly distribute to Lenders their respective Notes and the copies of such other certificates, legal opinions and documents.

                                   ARTICLE 5
                                   ---------

                     GENERAL REPRESENTATIONS AND WARRANTIES
                     --------------------------------------

         Borrowers jointly and severally represent and warrant to Agent and each Lender as follows:

         Section 5.1 EXISTENCE, ETC.

                  (a) Parent (i) is duly organized, validly existing and in good standing under the laws of the State of Ohio; and (ii) has full corporate power and authority and full legal right to own or to hold under lease its Property and to carry on its business. Parent is qualified and licensed in each jurisdiction wherein the character of the Property owned or held under lease by it, or the nature of its business, makes such qualification necessary or advisable, except where failure to be so qualified and licensed will not have a Material Adverse Effect. Parent is currently qualified in good standing as a foreign corporation in each jurisdiction set forth on SCHEDULE 5.1(a).

                  (b) The authorized Capital Stock of Parent and each of its Subsidiaries is as set forth on SCHEDULE 5.1(b). All issued and outstanding shares of Capital Stock of Parent and each such Subsidiary are duly authorized and validly issued, fully paid and nonassessable and such shares were issued in compliance with all applicable state and federal laws concerning the issuance of Securities. Except as set forth on SCHEDULE 5.1(b) and except for the Liens of the Pledge Agreements, there are no outstanding options, rights or warrants issued by Parent or any Subsidiary for the acquisition of shares of the Capital Stock of Parent or any Subsidiary, nor any outstanding securities or obligations convertible into such shares, nor any agreements by Parent or any Subsidiary to issue or sell such shares. Except as set forth on SCHEDULE 5.1(b), there are no options, sale agreements, pledges (other than the Pledge Agreements), proxies, voting trusts, powers of attorney or any other agreements or instruments binding upon any of Parent's or the Subsidiaries' shareholders with respect to beneficial or record ownership of or voting rights with respect to shares of the Capital Stock of Parent and/or the Subsidiaries.

                  (c) Parent has no Subsidiaries except as set forth on SCHEDULE 5.1(c). All Guarantor Subsidiaries, all Material Subsidiaries and all Inactive Subsidiaries are identified as such on SCHEDULE 5.1(c). All the shares of Capital Stock of each Subsidiary are free and clear of all Liens other than those in favor of Agent. Each Subsidiary (i) is duly organized, validly existing and in good standing under the laws of the state of its incorporation (except as set forth in SCHEDULE 5.1(c) as of the date hereof, provided that Borrowers shall cause all necessary filings to be made and prosecuted to effectiveness within ninety (90) days of the Effective Date to restore such exceptions), and
(ii) has full corporate power and authority and full legal right to own or to hold under lease its Property and to carry on its business. Except for the qualifications and licenses described in SCHEDULE 5.1(c) as filings in process as of the date hereof (all of which Borrowers shall cause to be made and prosecuted to effectiveness within ninety (90) days of the Effective Date), each Subsidiary is qualified and licensed in each jurisdiction wherein the character of the Property owned or held under lease by it, or the nature of its business, makes such qualification necessary or advisable, except where failure to be so qualified and licensed will not have a Material Adverse Effect. Each Material Subsidiary is currently qualified in good standing as a foreign corporation in each jurisdiction set forth on SCHEDULE 5.1(c). Each Inactive Subsidiary is not active nor does it own, hold or use any assets or properties or conduct any business unrelated to winding up its affairs, nor does any Inactive Subsidiary have any liabilities which have not been disclosed to Agent and Lenders as required pursuant to this Agreement.

                  (d) Except for Capital Stock of the Subsidiaries, Parent does not own or hold of record (whether directly or indirectly) any shares of any class in the capital of any corporation, nor does Parent own or hold (whether directly or indirectly) any legal and/or beneficial equity interest in any partnership, business trust or joint venture or in any other unincorporated trade or business enterprise.

         Section 5.2 AUTHORITY, ETC.

                  (a) Each Credit Party has adequate power and authority and has full legal right to enter into this Agreement and each of the other Loan Documents to which it is a party, and to perform, observe and comply with all of its agreements and obligations under each of such documents, including, without limitation the borrowings contemplated hereby.

                  (b) The execution and delivery by each Credit Party of each of the Loan Documents to which it is a party, the performance by each Credit Party of all of its agreements and obligations under such documents, and the making by each Credit Party of the borrowings contemplated by this Agreement, have been duly authorized by all necessary corporate action on the part of each Credit Party and do not and will not (i) contravene any provision of its charter documents or by-laws (each as in effect from time to time); (ii) conflict with (other than the mandatory redemption provisions of the Preferred Stock Transaction), or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien upon any of the Property of each Credit Party under any agreement, trust deed, indenture, mortgage or other material instrument to which such Credit Party is a party or by which such Credit Party or any other Property of such Credit Party is bound or affected; (iii) violate or contravene any provision of any law, rule or regulation (including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System) or any order, ruling or interpretation thereunder or any decree, order or judgment of any court or governmental or regulatory authority, bureau, agency or official (all as from time to time in effect and applicable to such Credit Party); or (iv) require any waivers, consents or approvals by any of the creditors or trustees for creditors of such Credit Party or any other Person.

                  (c) Other than filings required to perfect the security interests granted under this Agreement and any other Loan Document, no approval, consent, order, authorization or license by, or giving notice to, or taking any other action with respect to, any governmental or regulatory authority or agency is required, under any provision of any applicable law:

                    (i) for the execution and delivery by each Credit Party of this Agreement, each Note, and each other Loan Document to which it is a party, for the performance by each Credit Party of any of the agreements and obligations thereunder or for the making by such Credit Party of the borrowing contemplated by this Agreement or for the conduct by such Credit Party of its business;

                    (ii) to ensure the continuing legality, validity, binding effect, enforceability or admissibility in evidence of this Agreement, the Notes and the other Loan Documents; or

                    (iii) except as set forth in the Transaction Documents, for the consummation of the Transactions.

         Section 5.3 BINDING EFFECT OF DOCUMENTS, ETC. Each of the Loan Documents which each Credit Party has or is to have executed and delivered as contemplated and required to be executed and delivered as of the Closing Date by this Agreement has been so executed and delivered by such Credit Party, and each such Loan Document is or will be in full force and effect. The agreements and obligations of each Credit Party contained in each such Loan Document constitute or shall constitute legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with its respective terms.

         Section 5.4 NO EVENTS OF DEFAULT, ETC.

                  (a) No event has occurred and is continuing, and no condition exists, which constitutes a Default or an Event of Default.

                  (b) No default by any Credit Party and no accrued right of rescission, cancellation or termination on the part of any Credit Party, exists under this Agreement or any of the other Loan Documents.

         Section 5.5 FINANCIAL STATEMENTS.

                  (a) The Parent has delivered or caused to be delivered to Lenders and Agent prior to the execution and delivery of this Agreement complete and correct copies of (i) the audited consolidated balance sheets of the Parent and its Subsidiaries as of the fiscal years ended on December 31, 1998 and December 31, 1999, and the related audited consolidated statements of operations, stockholders' equity, and cash flows for the fiscal years then ended, and notes thereto, accompanied by the unqualified report thereon of its independent accountant, all as set forth in the Parent's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed with the SEC, and (ii) the unaudited condensed consolidated balance sheets of the Parent and its Subsidiaries as of September 30, 2000, and the related unaudited condensed consolidated statements of operations, cash flows and changes in stockholders' equity of the Parent and its Subsidiaries for the fiscal quarter then ended, and notes thereto, as set forth in the most recent Form 10-Q Quarterly Report of the Parent filed with the SEC. All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present in all material respects the financial position of the Parent and its consolidated Subsidiaries as of the respective dates indicated and the consolidated results of their operations and cash flows for the respective periods indicated, subject in the case of any such financial statements which are unaudited, to normal audit adjustments, none of which have had or could reasonably be expected to have a Material Adverse Effect.

                  (b) The Parent has delivered or caused to be delivered to Lenders and Agent prior to the execution and delivery of this Agreement, complete and correct copies of the Parent's (i) Report on Form 10-K as filed (without Exhibits) with the SEC for its fiscal year ended on December 31, 1999, which contains a general description of the business and affairs of the Parent and its Subsidiaries as of such date, and (iii) Report on Form 10-Q as filed (without Exhibits) with the SEC for its fiscal quarter ended on September 30, 2000.

                  (c) Borrowers have delivered or caused to be delivered to Lenders and Agent prior to the execution and delivery of this Agreement, complete and correct copies of (i) the audited balance sheet of Mucho.com, Inc. (a development stage enterprise) as of the fiscal year ended December 31, 1999, and the related audited states of operations, stockholders' deficit and cash flows for the period from inception of its operations on July 8, 1999, with notes thereto, accompanied by the unqualified report thereon of its independent accountants and (ii) the unaudited balance sheet of Mucho.com, Inc. as of the fiscal quarter ended September 30, 2000, and the related statements of operations, stockholders' deficit and cash flows for the fiscal quarter then ended. All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present in all material respects the financial position of Team America Corporation and its consolidated Subsidiaries as of the respective dates indicated and the consolidated results of their operations and cash flows for the respective periods indicated, subject in the case of any such financial statements which are unaudited, to normal audit adjustments, none of which have had or could reasonably be expected to have a Material Adverse Effect.

                  (d) Borrowers have delivered or caused to be delivered to Lenders and Agent prior to the execution and delivery of this Agreement, complete and correct copies of the Confidential Direct Placement Memorandum dated August 2000 developed for Parent by SPP Capital Partners, LLC (the "PLACEMENT MEMORANDUM") which contains, among other things, pro forma combined statements of operations and balance sheets of Borrowers and their Subsidiaries (after giving effect to the Transactions as of the dates described therein as if the Transactions as described therein had occurred on such dates (the "PRO FORMA FINANCIAL STATEMENTS"). The Pro Forma Financial Statements were prepared on behalf of Borrowers and their Subsidiaries in good faith after taking into account the existing and historical levels of business activity of Borrowers and their Subsidiaries, known trends, including general economic trends, and all other information, assumptions and estimates considered by management of Borrowers and their Subsidiaries to be reasonable at the time, after giving effect to the Transactions as described therein, and on a basis consistent with the financial statements referred to in Section 5.5(a), Section 5.5(b) and
Section 5.5(c), as the case may be, other than as expressly set forth in such Pro Forma Financial Statements. There are no statements or conclusions in any of the Pro Forma Financial Statements which are based upon or include information known to any of Borrowers or their Subsidiaries to be misleading in any material respect or which fail to take into account material information regarding the matters set forth therein. No facts are known to Borrowers or their Subsidiaries as of the Effective Date which, if reflected in the Pro Forma Financial Statements, could be expected to materially affect the reliability, performance, accuracy and completeness of such Pro Forma Financial Statements or the assets, liabilities, results of operations or cash flows reflected therein.

                  (e) The Placement Memorandum delivered by Borrowers to Agent and Lenders prior to the execution and delivery of this Agreement contains, among other things, complete and correct copies of unaudited financial projections prepared by management of Borrowers or their Subsidiaries for Borrowers and their Subsidiaries for the fiscal years 2001-2002 (the "FINANCIAL PROJECTIONS"). The Financial Projections were prepared on behalf of Borrowers and their Subsidiaries in good faith after taking into account the existing and historical levels of business activity of Borrowers and their Subsidiaries, known trends, including general economic trends, and all other information, assumptions and estimates considered by management of Borrowers and their Subsidiaries to be reasonable at the time, after giving effect to the Transactions as described therein and on a basis consistent with the financial statements referred to in Section 5.5(a), Section 5.5(b) and Section 5.5(c), as the case may be, other than as expressly set forth in such Financial Projections. There are no statements or conclusions in any of the Financial Projections which are based upon or include information known to any of Borrowers to be misleading in any material respect or which fail to take into account material information regarding the matters set forth therein. No facts are known to Borrowers and their Subsidiaries as of the Effective Date which, if reflected in the Financial Projections, could be expected to materially affect the reliability, performance, accuracy and completeness of such Financial Projections or the assets, liabilities, results of operations or cash flows reflected therein. On the Effective Date, each of Borrowers believed that the Financial Projections were reasonable and attainable; PROVIDED THAT future changes in facts and circumstances may render such Financial Projections unattainable. This representation of Section 5.5(e) is not intended, nor shall it be considered, to be a guaranty of future performance.

                  (f) Except as fully reflected in the financial statements and notes related thereto described in Section 5.5(a), Section 5.5(b) and Section 5.5(c), there were as of the Effective Date (after giving effect to the Transactions as described in the Pro Forma Financial Statements), no liabilities or obligations with respect to any of Borrowers or any of their respective Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, have had or could reasonably be expected to have a Material Adverse Effect. As of the Effective Date, Borrowers know of no basis for the assertion against any of Borrowers or any of their respective Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 5.5(a), Section 5.5(b) and Section 5.5(c) which, either individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect. As of the Effective Date (after giving effect to the Transactions as described in the Pro Forma Financial Statements), none of Borrowers nor any of their Subsidiaries will have any outstanding Indebtedness for Borrowed Money other than the Loans and the Permitted Indebtedness.

         Section 5.6 NO ADVERSE CHANGES. No changes have occurred in the assets, liabilities, performance, business, operations, properties, prospects or condition (financial or otherwise) of any of Borrowers or their Subsidiaries from those reflected in the audited balance sheets dated December 31, 1999 referred to in Section 5.5 hereof which, individually or in the aggregate, have had, or could be reasonably expected to have, a Material Adverse Effect.

         Section 5.7 TITLE TO ASSETS; MATERIAL LEASES. Borrowers and their Subsidiaries have good, sufficient and legal title to, or leasehold interest in, all the Property and assets reflected in the Pro Forma Financial Statements. Borrowers and their Subsidiaries enjoy peaceful and undisturbed possession of all Property subject to any lease or other right of such Borrower or Subsidiary to possess and/or use such Property, and all such leases and other rights are valid and in full force and effect, except where such invalidity or failure will not have a Material Adverse Effect. All Material Leases in effect on the Closing Date are set forth on SCHEDULE 5.7.

         Section 5.8 INTELLECTUAL PROPERTY.

                  (a) SCHEDULE 5.8 sets forth a complete and correct list of all Copyrights, Patents and Trademarks owned by Borrowers and their Subsidiaries on the date hereof which are material to the business or financial condition of Borrowers and their Subsidiaries. Borrowers and their Subsidiaries own and possess the right to use, and have done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed on SCHEDULE 5.8 and all registrations listed on SCHEDULE 5.8 are valid and in full force and effect. Borrowers and their Subsidiaries own and possess the right to use all such Copyrights, Patents and Trademarks.

                  (b) SCHEDULE 5.8 sets forth a complete and correct list of all licenses and other user agreements included in the Intellectual Property on the date hereof which are material to Borrowers' and their Subsidiaries' business or financial condition.

                  (c) Except for violations, infringements, proceedings and claims which individually or in the aggregate could not reasonably be expected to adversely affect to a material extent the business or financial condition of any Borrower or Guarantor Subsidiary or Agent's and Lenders' rights in such Collateral, (i) there is no violation by others of any right of any Borrower or its Subsidiaries with respect to any Copyright, Patent or Trademark listed on
SCHEDULE 5.8; (ii) no Borrower or Subsidiary is infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and (iii) no proceedings have been instituted or are pending against any Borrower or its Subsidiaries or, to Borrowers' knowledge, threatened, and no claim against any Borrower or Subsidiary has been received by any Borrower or Subsidiary, alleging any such violation.

                  (d) Each Borrower and Subsidiary owns, or has a valid license or sub-license in, all Intellectual Property used or necessary in the operation of its businesses in the manner in which they are currently being conducted and which are material to the assets, prospects, business, operations, financial condition, liabilities or capitalization of Borrowers and their Subsidiaries. No Borrower is aware of any existing or threatened infringement or misappropriation of any Intellectual Property rights of others which is material to the assets, prospects, business, operations, financial condition, liabilities or capitalization of Borrowers and their Subsidiaries.

         Section 5.9 INDEBTEDNESS.

                  (a) SCHEDULE 5.9 sets forth a true and complete list, as of the date or dates set forth therein, of all Indebtedness for Borrowed Money of Borrowers and each of the Subsidiaries which will be outstanding on the Closing Date after giving effect to the Borrowing of the Initial Advance, other than the Indebtedness created under the Loan Documents (all such Indebtedness herein referred to as the "EXISTING INDEBTEDNESS"). As and to the extent Agent has so requested, Borrowers have provided to Agent prior to the date of execution hereof true and complete copies (or summary descriptions) of all agreements and instruments governing the Existing Indebtedness listed in SCHEDULE 5.9 (the "EXISTING INDEBTEDNESS AGREEMENTS").

                  (b) No Indebtedness of any Borrower or Subsidiary (including but not limited to the Existing Indebtedness) is secured by or otherwise benefits from any Lien on or with respect to the whole or any part of any Borrower's or Subsidiary's properties or assets, present or future, other than the Permitted Liens. There exists no default or event or condition which, with the giving of notice or passage of time, or both, would constitute a default under the provisions of any instrument evidencing such Indebtedness or of any agreement relating thereto which would interfere with the priority of Agent's lien on the Collateral.

         Section 5.10 LITIGATION. There is no pending or threatened action, suit, proceeding or investigation before any court, governmental or regulatory authority, agency, commission or official, board of arbitration or arbitrator against any Borrower or Subsidiary or in which any Borrower or Subsidiary is a participant, except for such actions, suits, proceedings and investigations which individually or in the aggregate will not have a Material Adverse Effect if adversely determined against any Borrower or Subsidiary. There are no proceedings pending or threatened against any Credit Party which call into question the validity or enforceability of any of the Loan Documents.

         Section 5.11 NO MATERIALLY ADVERSE CONTRACTS. No Credit Party is a party to or bound by any forward purchase contract, futures contract, covenant not to compete, unconditional purchase, take or pay or other contracts, agreements or instruments (whether written or oral) which restricts its ability to conduct its business or, either individually or in the aggregate, has or could reasonably be expected to have a Material Adverse Effect.

         Section 5.12 TAXES AND TAX RETURNS, ETC.

                  (a) Each Borrower and Subsidiary has timely filed (inclusive of any permitted extensions) or had filed on its behalf with the appropriate taxing authorities all material returns (including without limitation, material information returns and other material information) in respect of taxes required to be filed through the date hereof. The information filed was complete and accurate in all material respects at the time of filing.

                  (b) All taxes and assessments which have or may become due in respect of the returns referred to in Section 5.12(a) for periods beginning prior to the Effective Date have been timely paid or an adequate reserve has been established therefor, as reflected in the most recent financial statements of Borrowers and their Subsidiaries, except to the extent that such taxes and assessments are being contested in good faith by appropriate proceedings diligently pursued and conducted and for which such reserves as shall be required by GAAP shall have been made, but only to the extent such failure to discharge any such liabilities would not result in any additional liability which could reasonably be expected to adversely affect to a material extent the business or financial condition of any Borrower or Guarantor Subsidiary or which would affect any of the Collateral. No Borrower or Guarantor Subsidiary has any liabilities for taxes and assessments in excess of the amounts so paid or reserves so established.

                  (c) No deficiencies for taxes have been claimed, proposed or assessed by any taxing authority or other governmental authority against any Borrower or Guarantor Subsidiary and no tax liens have been filed, in respect thereof, except for deficiencies that are being, contested in good faith by appropriate proceedings diligently pursued and conducted and for which such reserves as shall be required by GAAP shall have been made, but only to the extent such failure to discharge any such liabilities would not result in any additional liability which could reasonably be expected to adversely affect to a material extent the business or financial condition of any Borrower or Guarantor Subsidiary or which would affect any of the Collateral. Except as set forth on
SCHEDULE 5.12(c), there are no pending or threatened audits, investigations or claims for or relating to any liability of any Borrower or Guarantor Subsidiary in respect to taxes, and there are no matters under discussion with any taxing authorities or other governmental authorities with respect to taxes which are likely to result in an additional liability of any Borrower or Guarantor Subsidiary for taxes which could reasonably be expected to adversely affect to a material extent the business or financial condition of any Borrower or Guarantor Subsidiary or which would affect any of the Collateral. Except as described in

SCHEDULE 5.12(c), no extension of a statute of limitations relating to taxes or assessments is in effect with respect to any Credit Party.

                  (d) Except as set forth on SCHEDULE 5.12(d), no Borrower or Subsidiary has any obligation under any tax sharing agreement or agreement regarding payments in lieu of taxes.

         Section 5.13 CONTRACTS WITH AFFILIATES, ETC.

                  (a) Except as permitted by Section 8.13 hereof, no Borrower or Subsidiary is a party to or otherwise bound by any written agreements, instruments or contracts (whether written or oral) with any Affiliate.

                  (b) There is no Indebtedness for Borrowed Money owing by any Borrower or Subsidiary to any Affiliate nor is there Indebtedness for Borrowed Money owing by any Affiliate to any Borrower or Subsidiary, except to the extent any of the foregoing constitute Permitted Indebtedness.

         Section 5.14 EMPLOYEE BENEFIT PLANS.

                  (a) Each Borrower and its ERISA Affiliates are in compliance in all material respects with any applicable provisions of ERISA and the regulations thereunder and of the Code with respect to all Employee Benefit Plans.

                  (b) No Termination Event has occurred or is reasonably expected to occur with respect to any Guaranteed Pension Plan.

                  (c) The actuarial present value of all benefit commitments under each Guaranteed Pension Plan does not exceed the assets of that Plan.

                  (d) No Borrower nor any of its ERISA Affiliates has incurred or reasonably expects to incur any withdrawal liability under ERISA to Multiemployer Plans.

                  (e) Borrowers and their Subsidiaries have exercised their best efforts, consistent with reasonable and customary practices of the professional employer industry, to adopt Employee Benefit Plans that, in the event of any action by the Internal Revenue Service or other governmental agency that causes Borrowers not to be treated as the employers of record of their personnel for purposes of the Code and ERISA on a prospective basis, will not result in a Material Adverse Effect.

         As used in this Section 5.14, the terms "actuarial present value" and "benefit commitments" shall have the meanings specified in Section 4001 of ERISA.

         Section 5.15 GOVERNMENTAL REGULATION. No Borrower or Subsidiary is a "public utility company", a "holding company" or a "subsidiary" or an "affiliate" of a "holding company," as such terms are defined in the federal Public Utility Holding Company Act of 1935, as amended. No Borrower or Subsidiary is an "investment company" or a company "controlled" by an "investment company," as such terms are defined in the Federal Investment Company Act of 1940, as amended. No Borrower or Subsidiary is subject to regulation under the Public Utility Holding Company Act 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of

1940 or to any federal or state statute or regulation limiting its ability to incur Indebtedness for Borrowed Money.

         Section 5.16 SECURITIES ACTIVITIES. No Borrower or Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulation G, T, U and X of the Board of Governors of the Federal Reserve System.

         Section 5.17 DISCLOSURE. Neither this Agreement, any other Loan Document, nor any other document, certificate or written statement furnished to Agent or any Lender by or on behalf of any Credit Party for use in connection with the transactions contemplated by this Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading as of the date of such document, certificate or other statement. The assumptions upon which all pro forma and projected financial statements which have been delivered to Agent and each Lender are based as stated therein and provide reasonable estimations of future performance. There is no fact known to Borrowers which has or which could reasonably be expected in the future to have a Material Adverse Effect.

         Section 5.18 NO MATERIAL DEFAULT. No Borrower or Subsidiary is in default under any order, writ, judgment, injunction, decree, statute or governmental rule, indenture, agreement, contract, lease or other instrument or contract applicable to it, which default would have a Material Adverse Effect or adversely effect any Credit Party's performance of any covenants or conditions respecting any of its Indebtedness, and no holder of any Indebtedness of any Borrower or Subsidiary has given notice of any asserted default thereunder, and no liquidation or dissolution of such Borrower or Subsidiary and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to such Borrower or Subsidiary or its Property is pending or is threatened.

         Section 5.19 ENVIRONMENTAL CONDITIONS.

                  (a) Each Credit Party and its Subsidiaries have obtained all necessary material permits, licenses, variances, clearances and all other necessary approvals (collectively the "EPA PERMITS") for use of the Real Estate and the operation and conduct of its business from all applicable federal, state, and local governmental authorities, utility companies or development-related entities including, but not limited to, any and all appropriate federal or state environmental protection agencies and other county or city departments, public water works and public utilities in regard to the use of the Real Estate and the operation and conduct of its business, and the handling, transporting, treating, storage, disposal, discharge, or Release of Hazardous Substances, if any, into, on or from the environment (including, but not limited to, any air, water, or soil).

         Each issued EPA Permit is in full force and effect, has not expired or been suspended, denied or revoked, and is not under challenge by any Person. Each Credit Party and its Subsidiaries is in compliance with each issued EPA Permit.

                  (b) None of the Credit Parties or their Subsidiaries, the Real Estate, nor any other Property owned or leased by any of the Credit Parties or their Subsidiaries is subject to any material private or governmental litigation, threatened litigation, Lien or judicial or administrative notice, order or action relating to Hazardous Substances or environmental problems, impairments or liabilities with respect to the Real Estate or such other Property.

                  (c) There has been no "release" (as defined in Section 101(22) of CERCLA) into, on or from any Real Estate and no Hazardous Substances (except "household waste" as that term is defined at 40 C.F.R. 261.4(b)(1) (1990)) are located on or have been treated, stored, processed, disposed of, handled, transported to or from, disposed of upon the Real Estate during any Credit Party's or its Subsidiary's ownership or into, upon or from the environment including, but not limited to, any air, water, or soil which has had or could reasonably be expected to have a Material Adverse Effect. No Credit Party nor any of its Subsidiaries has allowed any Hazardous Substance to exist or be treated, stored, disposed, Released, located, discharged, possessed, managed, processed, or otherwise handled on the Real Estate or in the operation or conduct of its respective businesses in violation of Environmental Laws. Each Credit Party and its Subsidiaries has complied in all material respects with all Environmental Laws affecting the Real Estate.

                  (d) Each Credit Party and each of its Subsidiaries do not and shall not transport, in any manner, any Hazardous Substances except in the ordinary course of business in compliance with Environmental Laws.

                  (e) No Credit Party nor any of its Subsidiaries has received written notice of any circumstances which would result in any material obligation under any Environmental Law to investigate or remediate any Hazardous Substances in, on or under the Real Estate.

         Section 5.20 LICENSES AND PERMITS. Each Borrower and each of its Subsidiaries owns or possesses all Licenses and Permits, and rights with respect thereto, necessary for the conduct of its business as presently conducted and proposed to be conducted, except for Licenses and Permits with respect to which the failure to own or possess such License or Permit would not have a Material Adverse Effect, without any known conflict with the rights of others and, in each case, free of any Lien not permitted by Section 8.8. To the extent set forth above, all of the foregoing Licenses and Permits are in full force and effect, and each Borrower and each of its Subsidiaries is in compliance with the foregoing without any known conflict with the valid rights of others. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such License or Permit, or affect the rights of Borrowers or their Subsidiaries thereunder.

         Section 5.21 SPECIAL FLOOD HAZARD DETERMINATION. None of the Real Estate covered by a Mortgage is located within a hundred year flood plain or an area identified by FEMA as being in a special flood hazard area.

         Section 5.22 GENERAL COLLATERAL REPRESENTATION.

                  (a) Each Credit Party is the sole owner of and has good and sufficient title to its Collateral, free from all Liens in favor of any Person other than Agent (for the ratable benefit of Lenders), except for Permitted Liens, and except as disclosed on SCHEDULE 5.22(a), has full right and power to grant Agent a security interest therein for the ratable benefit of Lenders and to make the assignments under the Collateral Assignments. All information furnished to Agent and Lenders concerning the Collateral is and will be complete, accurate and correct in all material respects when furnished.

                  (b) No security agreement, UCC Financing Statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except for those disclosed in SCHEDULE 5.22(b), all of which shall be terminated and released in connection with the Closing (other than those which constitute Permitted Liens) and those which may have been filed (i) by a Credit Party in favor of Agent (for the ratable benefit of Lenders) pursuant to this Agreement, or (ii) in respect of the items of Collateral subject to the Permitted Liens.

                  (c) The provisions of this Agreement and each Security Agreement are sufficient to create in favor of Agent, as of the Closing Date, a valid and continuing lien on, and first security interest in, the types of the Collateral hereunder and thereunder in which a security interest may be created under Article 9 of the UCC. UCC Financing Statements have been duly executed on behalf of the Credit Parties party thereto and the description of the Collateral set forth therein is sufficient to perfect first priority security interests in such Collateral in which a security interest may be perfected by the filing of UCC Financing Statements, subject only to the Permitted Liens. When such UCC Financing Statements are duly filed in the filing offices listed on SCHEDULE 5.22(c), and the requisite filing fees are paid, such filings will be sufficient to perfect security interests in such of the Collateral of the Credit Parties described in the UCC Financing Statements as can be perfected by filing (other than Equipment affixed to real property so as to become fixtures), which perfected security interests will be prior to all other Liens in favor of others and rights of others, enforceable as such as against creditors of and purchasers from the Credit Parties (other than purchasers of Inventory in the ordinary course and Permitted Liens) and as against any present or future creditor obtaining a Lien on such real property.

                  (d) Upon delivery to and possession by Agent of any Pledged Stock pursuant to the terms of a Pledge Agreement, Agent shall possess a valid, first priority security interest in such Pledged Stock in accordance with
Article 9 of the UCC.

                  (e) As of the Effective Date, no Person now having possession or control of any of the Collateral consisting of Inventory or Equipment has issued, in receipt therefor, a negotiable bill of lading, warehouse receipt or other document of title.

         Section 5.23 LIABILITIES OF INACTIVE SUBSIDIARIES. None of the Inactive Subsidiaries has any indebtedness, obligations and other liabilities, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, or secured or unsecured, arising by contract, operation of law or otherwise, which are classified as liabilities in accordance with GAAP, that could reasonably be expected to have a Material Adverse Effect.

         Section 5.24 LABOR RELATIONS. No Borrower nor any of the Subsidiaries
(i) is a party to any labor dispute affecting any bargaining unit or other group of employees generally, (ii) is subject to any material strike, slow down, workout or other concerted interruptions of operations by employees of a Borrower or any Subsidiary, whether or not relating to any labor contracts,

(iii) is subject to any significant pending or, to the knowledge of a Borrower, threatened, unfair labor practice complaint, before the National Labor Relations Board, (iv) is subject to any significant pending or, to the knowledge of a Borrower, threatened, grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement, (v) is subject to any significant pending or, to the knowledge of a Borrower, threatened, significant strike, labor dispute, slowdown or stoppage, or (vi) is, to the knowledge of Borrowers, involved or subject to any union representation organizing or certification matter with respect to the employees of a Borrower or any of the Subsidiaries, except (with respect to any matter specified in any of the above clauses), for such matters as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                Section 5.25 SOLVENCY. Parent individually is, and Borrowers and their Subsidiaries on a Consolidated basis are, Solvent. On and as of the Closing Date, after giving effect to the Merger, the Tender Offer, the Preferred Stock Transaction and all Indebtedness incurred by the Credit Parties (including, but not limited to, the Loans), the Liens created, and to be created, by each Credit Party in connection therewith and the payment by the Credit Parties of all fees and expenses related thereto, each Borrower individually, and Borrowers and their Subsidiaries on a Consolidated basis, will be Solvent, determined as of the Closing Date.

                                   ARTICLE 6
                                   ---------

                       AFFIRMATIVE COVENANTS OF BORROWERS
                       ----------------------------------

         Borrowers, jointly and severally, covenant with and warrant to Agent and each Lender that, from and after the Closing Date and until all of the Obligations are paid and satisfied in full except as otherwise expressly consented to in writing by the Requisite Lenders (unless the context otherwise requires):

         Section 6.1 REPORTS AND OTHER INFORMATION.

                  (a) Borrowers shall provide to Agent and Lenders (other than the last month of any fiscal quarter) within thirty (30) days after the close of each month of each fiscal year of Parent, Consolidated balance sheets of Parent and its Subsidiaries as of the end of such month and Consolidated statements of income and statements of cash flow of Borrowers and their divisions and Subsidiaries for such month, certified by the chief financial officer, principal accounting officer or chief executive officer of Parent to the effect that such financial statements, while not examined by independent public accountants, reflect in his opinion and in the opinion of senior management of Parent, all adjustments necessary to fairly present the consolidated financial position of Borrowers and their Subsidiaries as at the end of such month and the results of its operations for the month then ended in conformity with GAAP consistently applied, subject only to year-end and audit adjustments, which statements shall be delivered at the end of each month, together with a Compliance Certificate of such officer stating that as of the date of such certificate that, to the best of his knowledge, after reasonable inquiry, no event has occurred which constitutes an Event of Default or would constitute an Event of Default with the giving of notice or the lapse of time or both, or, if an Event of Default or such an event has occurred and is continuing, a statement as to the nature thereof and the action which Borrowers have taken or propose to take with respect thereto, and further setting out in such detail as Lenders may reasonably require Borrowers' compliance with the requirements of
Article 7 and Sections 8.8 and 8.11 hereof.

                  (b) Borrowers shall provide to Agent and Lenders within forty-five (45) days after the close of each of the first three (3) fiscal quarters of each fiscal year of Parent, balance sheets of Parent and its Subsidiaries as of the end of such quarter and Consolidated statements of income and statements of cash flow of Parent and its divisions and Subsidiaries for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer, principal accounting officer or chief executive officer of Parent to the effect that such financial statements, while not examined by independent public accountants, reflect in his opinion and in the opinion of senior management of Borrowers, all adjustments necessary to present fairly the financial position of Borrowers and their Subsidiaries as at the end of such quarter and the results of their operations for the quarter then ended in conformity with GAAP consistently applied, subject only to year-end and audit adjustments, which statements shall be delivered at the end of each fiscal quarter, together with a Compliance Certificate of such officer stating that as of the date of such certificate that, to the best of his knowledge, after reasonable inquiry, no event has occurred which constitutes a Default or an Event of Default or would constitute a Default or an Event of Default with the giving of notice or the lapse of time or both, or, if a Default or an Event of Default or such an event has occurred and is continuing, a statement as to the nature thereof and the action which Borrowers have taken or propose to take with respect thereto, and further setting out in such detail as Lenders may reasonably require Borrowers' compliance with the requirements of Article 7 and Sections 8.8 and 8.11 hereof.

                  (c) Borrowers shall provide to Agent and Lenders within ninety
(90) days after the end of each fiscal year of Parent a copy of the annual financial statements for such year for Parent and its Subsidiaries, including therein a copy of the Consolidated balance sheets of Parent and its Subsidiaries as of the end of such fiscal year and Consolidated statements of income and statements of cash flow and statements of shareholders' equity of Parent and its divisions and Subsidiaries, certified without qualification by the Accountants, together with a Compliance Certificate of the chief financial officer, principal accounting officer or chief executive officer of Parent stating that, as of the date of such certificate, to the best of his knowledge and after reasonable inquiry, no event has occurred which constitutes a Default or an Event of Default or, if a Default or an Event of Default or such an event has occurred and is continuing, a statement as to the nature thereof and the action which Borrowers have taken or propose to take with respect thereto and further setting out in such detail as Lenders may reasonably require Borrowers' compliance with the requirements of Article 7 and Sections 8.8 and 8.11 hereof.

                  (d) Together with each delivery of financial statements of Borrowers and their Subsidiaries pursuant to Sections 6.1(b) and 6.1(c), Borrowers will deliver to Agent and Lenders a management report as outlined in its annual report to shareholders: (1) describing the operations and financial condition of Borrowers and their Subsidiaries for the period then ended and the portion of the current fiscal year then elapsed (or for the fiscal year then ended in the case of year-end financials); (2) setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent Projections for the current fiscal year delivered to Agent and Lenders pursuant to Section 6.1(e); and (3) discussing the reasons for any significant variations. The information above shall be presented in reasonable detail and shall be certified by the chief financial officer, principal accounting officer or controller of Parent to the effect that such information fairly presents the results of operations and financial condition of Borrowers and their Subsidiaries as at the dates and for the periods indicated.

                  (e) Not later than December 31 of each calendar year, Borrowers will deliver to Agent and Lenders the Projections for the forthcoming three fiscal years, year by year, and for the forthcoming fiscal year, month by month.

                  (f) Together with each delivery of financial statements of Borrowers and their Subsidiaries pursuant to Sections 6.1(b) and 6.1(c), Borrowers shall provide to Agent and Lenders a report of an independent qualified third party acceptable to Agent reporting on and providing an analysis of workers compensation claims affecting Borrowers and their Subsidiaries and the adequacy of their reserves and insurance policies therefor (including reimbursements for premiums billed and collected from customers) substantially in the form of the report delivered pursuant to Section 4.1(v) and containing such other information as may be reasonably required by Agent.

                  (g) [Reserved.]

                  (h) Borrowers shall provide to Agent and Lenders as soon as possible, and in any event within fifteen (15) days after any Borrower knows or has reason to know that any Termination Event with respect to any Plan has occurred, a statement of the chief financial officer, principal accounting officer or treasurer of Parent describing such Termination Event and the action which Borrowers propose to take with respect thereto.

                  (i) Borrowers shall provide to Agent and Lenders as soon as possible, and in any event within five (5) days after first becoming aware of the occurrence of a Default or an Event of Default, continuing on the date of such statement, a statement of the chief financial officer, principal accounting officer or treasurer of Parent setting forth the details of such Default or Event of Default, and the action which Borrowers propose to take with respect thereto.

                  (j) If (and on each occasion that) any of the following events shall occur:

                    (i) any Loan Document shall at any time be terminated, canceled or rescinded for any reason whatever;

                    (ii) any action at law, suit in equity or other legal proceeding shall at any time be commenced or threatened in writing by any Person
(A) to terminate, cancel or rescind any Loan Document, or (B) to enforce any other Person's performance or observance of or compliance with any covenants, agreements or obligations under any Loan Document; or

                    (iii) any Person which is a party to or otherwise bound by any Loan Document shall fail or refuse to perform, comply with or observe or shall otherwise breach any one or more of the material covenants, agreements or obligations under such Loan Document;

then Borrowers will promptly (and, in any event, within five (5) Business Days) after any Borrower shall have first become aware of the occurrence of any such event, furnish to Agent and Lenders written notice setting forth brief particulars thereof.

        (k) Borrowers shall provide Agent and Lenders with the following additional reports:

                    (A) within ninety (90) days after the close of each fiscal year of each Borrower copies of the portions of any and all management letters from the Accountants, if any, to the board of directors of such Borrower regarding the various accounting practices and control procedures used by such Borrower;

                    (B) promptly after any Borrower becomes aware of the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may adversely affect such Borrower and which are not fully covered by insurance without the applicability of any co-insurance provisions or which have not been bonded and in which either (A) the amount in controversy exceeds Fifty Thousand Dollars ($50,000) for any single proceeding or Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate or (B) would cause a Material Adverse Effect;

                    (C) as soon as practicable after any Borrower becomes aware of a claim by any Person that any Borrower is in default under any agreement entered into in connection with Indebtedness for Borrowed Money in excess of Two Hundred Fifty Thousand Dollars ($250,000), notice of any such claim or default;

                    (D) notice of any change in the conduct of the business, prospects or financial condition of any Borrower promptly upon any Borrower becoming aware of any such change which would have a Material Adverse Effect;

                    (E) notice of any release of Hazardous Substances on the Real Estate that is in material violation of Environmental Laws or would require remediation pursuant to applicable federal or state law or of any notification having been filed with regard to a release of Hazardous Substances on or into Real Estate under the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., or the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., or any other applicable environmental law. Such notice shall indicate the steps Borrowers have taken or will take to remediate all such hazardous environmental conditions if any such steps are required of it by applicable Environmental Law and the estimated costs of such remediation; and

                    (F) if (and on each occasion that) any event shall at any time occur or any condition shall at any time develop which constitutes a Default or an Event of Default, then, promptly (and, in any event, within five
(5) Business Days) after any Borrower shall have first become aware of the occurrence or development of any such event or condition, Borrowers will furnish or cause to be furnished to Agent and Lenders a written notice specifying the nature and the date of the occurrence of such event or (as the case may be), the nature and the period of existence of such condition and what action Borrowers are taking or propose to take with respect thereto.

                  (l) Borrowers shall also provide Agent and Lenders with such other information relating to each Borrower or any of its Subsidiaries (including, without limitation, any Employee Benefit Plan) as Agent and Lenders may from time to time reasonably request. To the extent Agent and Lenders are obligated to do so by applicable law, rule or regulation, it may deliver to any regulatory body having jurisdiction over it, copies of the reports and other information provided by Borrowers to Agent and Lenders pursuant to this Section 6.1.

                  (m) The financial statements to be furnished to Agent and Lenders pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except with respect to the Preferred Stock issued pursuant to the Preferred Stock Transaction to the extent contemplated by this Agreement and except as set forth in the notes thereto or as otherwise disclosed in writing by Borrowers to Agent and Lenders); PROVIDED, THAT if at any time the computations determining compliance with Article 7 utilize accounting principles different from those utilized in the financial statements furnished to Agent and Lenders, such computations shall set forth in reasonable detail a description of the differences and the effect upon such computations.

         Section 6.2 MAINTENANCE OF PROPERTY; AUTHORIZATION; INSURANCE.

                  (a) Each Borrower covenants to keep and maintain all of its Property (other than Property which is obsolete and no longer used by such Borrower) in good repair, working order and condition, reasonable wear and tear excepted, and from time to time to make, or use all reasonable legal remedies to cause to be made, all proper repairs, renewals or replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

                  (b) At its own cost and expense, each Borrower shall obtain and maintain during the term of this Agreement (i) insurance against loss, destruction or damage to its properties as Agent and Lenders may require from time to time to fully protect Agent's and Lenders' interests in the Collateral,
(ii) minimum flood insurance as required by FEMA or any other government agency or when required by federal, state or local law, statute, regulation or ordinance and as may be required by Agent and Lenders, (iii) insurance against public liability and third party property damage, and (iv) such other insurance which, in the judgment of Agent, is adequate and reasonable for the business of Borrowers and their Subsidiaries based on reasonable and customary best practices of entities engaged in comparable business activities, covering officers and directors liability, fidelity risks and fiduciary risks. All such policies of insurance shall be with such insurance companies, in such amounts and covering such risks as are at all times reasonably satisfactory to Agent and Lenders and naming Agent, for the ratable benefit of Lenders, as mortgagee, loss payee and additional insured as its interests may appear. Each Borrower agrees to deliver to Agent and Lenders upon request insurance certificates or policies evidencing compliance with the above requirements. Each Borrower covenants, warrants and represents that it will not do any act or voluntarily suffer or permit any act to be done whereby any insurance required hereunder shall or may be suspended, impaired or defeated. In the event that any item of Collateral shall be lost, destroyed or irreparably damaged from any cause whatsoever during the term hereof, Borrowers agree to proceed diligently and cooperate fully with Agent and Lenders in the recovery of any and all proceeds of insurance applicable thereto, and the carriers named therein are hereby directed by Borrowers to make payment for such loss to Agent, on behalf of Lenders, and not to Borrowers and Lenders jointly. If any insurance losses are paid by check, draft or other instrument payable to any Borrower and Agent and Lenders jointly, Agent may endorse the name of such Borrower thereon and do such other things as it may deem advisable to reduce the same to cash. Provided Borrowers are not in Default in any of their Obligations under any of the Loan Documents, all loss recoveries received by Agent and Lenders upon any such insurance shall be paid by Agent and Lenders to Borrowers so long as such proceeds promptly are reinvested in Borrowers' business. Should Borrowers then be in Default in any of their Obligations under any of the Loan Documents, such cash resources may be applied and credited by Agent and Lenders to any Obligation, subject to Section 2.7(b). Borrowers further covenant that they shall require that the insurer with respect to each such insurance policy provide for thirty (30) days' advance written notice to Agent and Lenders of any cancellation or termination of, or other change of any nature whatsoever in, the coverage provided under any such policy. Notwithstanding the foregoing, any Net Proceeds of insurance policies shall be subject to the provisions of Section 2.6(e).

                  (c) Borrowers covenant and agree to cause the Guarantor Subsidiaries to comply with the provisions of this Section 6.2 as if they were Borrowers hereunder.

         Section 6.3 KEY MAN LIFE INSURANCE. Parent shall obtain and maintain key man life insurance policies covering the persons named in SCHEDULE 6.3 in amounts not less than the amounts set forth on SCHEDULE 6.3 for such individuals, and Parent shall maintain such insurance in full force and effect until the Obligations have been paid in full and all agreements among the Credit Parties, Agent and Lenders related thereto have been terminated. Parent shall cause Agent to be the named primary beneficiary under each such policy as its interests may appear for the benefit of itself and Lenders in form and substance satisfactory to Agent and Lenders with respect to such policy.

         Section 6.4 CORPORATE EXISTENCE. Borrowers shall cause Credit Party to preserve and maintain its existence as a corporation or other legal entity and all of its rights, franchises and privileges as a corporation or other legal entity.

         Section 6.5 INSPECTION RIGHTS. At any reasonable time, upon reasonable notice, and from time to time Borrowers shall and shall cause each of their Subsidiaries to permit Agent or any Lender, or any of their agents, representatives or current or prospective participants in the Loans and/or Letters of Credit, to inspect the Collateral, to examine and make copies of and abstracts from the records and books of account of, to visit the properties of, Borrowers and their Subsidiaries and subject to limitations of any applicable laws and regulations, to discuss the affairs, finances and accounts of Borrowers and their Subsidiaries with any of their officers, employees, agents or the Accountants. Agent may require semi-annual field audits of the Collateral and business operations of Borrowers and their Subsidiaries to be conducted by auditors of Agent's selection at Borrowers' expense.

         Section 6.6 PAYMENT OF TAXES AND CLAIMS. Borrowers shall pay or cause to be paid all taxes, assessments and other governmental charges imposed upon the properties or assets of

Borrowers and their Subsidiaries or in respect of any of their franchises, businesses, income or profits before any material penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have become due and payable and which by law have become a Lien or charge upon any of their properties or assets; PROVIDED THAT (unless any material item of property would be lost, forfeited or materially damaged as a result thereof) no such charge or claim need be paid if the amount, applicability or validity thereof is currently being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which reserves or other appropriate provisions have been set aside for the payment thereof which, in the opinion of Agent and Lenders are adequate.

         Section 6.7 COMPLIANCE WITH LAWS.

                  (a) Borrowers will and will cause their Subsidiaries to comply with all applicable federal, state and local laws, rules, regulations and orders pertaining to the operation of their businesses, paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon them or upon their income or profits or their properties, and paying all lawful claims which if unpaid might become a Lien upon any of their properties, except (i) to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the nonpayment thereof and with respect to which reserves or other appropriate provisions have been set aside for the payment thereof which, in the opinion of Agent and Lenders are adequate and/or (ii) to the extent any such failure of compliance or payment would not result in any liability which could reasonably be expected to adversely affect to a material extent the business or financial condition of any Borrower or Guarantor Subsidiary or which would affect any of the Collateral.

                  (b) Borrowers will promptly notify each Lender in the event that any Borrower or Subsidiary receives any notice, claim or demand from any governmental agency which alleges that any Borrower or Subsidiary is in material violation of any of the terms of, or has materially failed to comply with any applicable order issued pursuant to any federal, state or local statute regulating its operation and business, including, but not limited to, the Occupational Safety and Health Act, the Federal Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

         Section 6.8 NOTICE OF OTHER EVENTS. Immediately upon any Borrower first becoming aware of any of the following occurrences, Borrowers will furnish or cause to be furnished to Agent written notice with full particulars of (i) the business failure, insolvency or bankruptcy of any Borrower or Subsidiary; (ii) the rescission, cancellation or termination, or the creation or adoption, of any material agreement or contract to which any Borrower or Subsidiary is a party;
(iii) any material labor dispute, any attempt by any labor union or organization representatives to organize or represent employees of any Borrower, or any unfair labor practices or proceedings of the National Labor Relations Board with respect to any Borrower; or (iv) any defaults or events of default under any material agreement of any Borrower or Subsidiary or any material violations of any laws, regulations, rules or ordinances of any governmental or regulatory body by any Borrower or Subsidiary.

         Section 6.9 COMMUNICATION WITH ACCOUNTANTS. Subject to limitations of applicable laws and regulations, including but not limited to those of the SEC, Parent authorizes Agent or any Lender to communicate directly with the Accountants and authorizes the Accountants to disclose to Agent or such Lender any and all financial statements and other information of any kind, including copies of any management letter or the substance of any oral information or conversation that such Accountants may have with respect to the business, financial condition and other affairs of any Borrower.

         Section 6.10 PAYMENT OF INDEBTEDNESS. Borrowers will duly and punctually pay or cause to be paid principal and interest on the Loans and all fees and other amounts payable under this Agreement or under any other Loan Document in accordance with the terms hereunder and thereunder. Borrowers shall pay and shall cause their Subsidiaries to pay all other Indebtedness (whether existing on the date hereof or arising at any time thereafter) punctually in accordance with trade practices or within any applicable period of grace except to the extent that any such obligation is contested in good faith by proper proceedings and Borrowers have provided Agent and Lenders evidence that any Lien resulting from the non-payment thereof has been bonded or reserves for any such obligation have been set aside (or is otherwise permitted by this Agreement) for the payment thereof which, in the opinion of Agent and Lenders, are adequate.

         Section 6.11 PAYMENT OF FEES.

                  (a) COMMITMENT FEE. Borrowers agree to pay to Agent for the ratable benefit of Lenders, the Commitment Fee, which shall begin accruing on the Closing Date, in monthly installments in arrears with the first installment being due on the first Business Day of the month following the month in which the Closing occurs, and subsequent installments being due on the first Business Day of each month thereafter until all Commitments have been terminated, at which time all accrued amounts of the Commitment Fee shall be due and payable; PROVIDED THAT a Lender's ratable portion of the accrued Commitment Fee shall be payable upon termination of its Commitments. Agent shall distribute the Commitment Fee to Lenders in accordance with each Lender's Pro Rata Share.

                  (b) AGENCY FEE. Borrowers agree to pay to Agent, on the Closing Date and annually on the anniversary of the Closing Date, a fee in an amount equal to Twenty-Five Thousand Dollars ($25,000), PLUS Five Thousand Dollars ($5,000) for each Lender other than Agent.

         Section 6.12 PERFORMANCE OF OBLIGATIONS UNDER CERTAIN DOCUMENTS. Borrowers will and will cause each other Credit Party to duly and properly perform, observe and comply with all of their agreements, covenants and obligations under this Agreement and each of the other Loan Documents to which they are parties.

         Section 6.13 GOVERNMENTAL CONSENTS AND APPROVALS.

                  (a) Borrowers will obtain or cause to be obtained and will cause each other Credit Party, to obtain all such approvals, consents, orders, authorizations and licenses from, give all such notices promptly to, register, enroll or file all such agreements, instruments or documents promptly with, and promptly take all such other action with respect to, any governmental or regulatory authority, agency or official, or any central bank or other fiscal or monetary authority, agency or official, as may be required from time to time under any provision of any applicable law:

                  (i) for the performance by the Credit Parties of any of their agreements or obligations under the Notes, this Agreement or any of the other Loan Documents or for the payment by the Credit Parties to Agent at its Head Office of any sums which shall become due and payable by the Credit Parties to Agent or any Lender thereunder;

                  (ii) to ensure the continuing legality, validity, binding effect or enforceability of the Notes or any of the other Loan Documents or of any of the agreements or obligations thereunder of the Credit Parties; or

                  (iii) to continue the proper operation of the business and operations of the Credit Parties.

                  (b) Borrowers shall and will cause each other Credit Party to duly perform and comply with the terms and conditions of all such approvals, consents, orders, authorizations and Licenses and Permits from time to time granted to or made upon the Credit Parties.

         Section 6.14 EMPLOYEE BENEFIT PLANS AND GUARANTEED PENSION PLANS. Each Borrower will and will cause each of its ERISA Affiliates to (a) comply in all material respects with all requirements imposed by ERISA and the Code applicable from time to time to any of its Guaranteed Pension Plans or Employee Benefit Plans, (b) make full payment when due of all amounts which, under the provisions of Employee Benefit Plans or under applicable law, are required to be paid as contributions thereto, (c) not permit to exist any accumulated funding deficiency, whether or not waived, (d) file on a timely basis all reports, notices and other filings required by any governmental agency with respect to any of its Employee Benefit Plans, (e) make any payments to Multiemployer Plans required to be made under any agreement relating to such Multiemployer Plans, or under any law pertaining thereto, (f) not amend or otherwise alter any Guaranteed Pension Plan if the effect would be to cause the actuarial present value of all benefit commitments under each Guaranteed Pension Plan to be less than the current value of the assets of such Guaranteed Pension Plan allocable to such benefit commitments, (g) furnish to all participants, beneficiaries and employees under any of the Employee Benefit Plans, within the periods prescribed by law, all reports, notices and other information to which they are entitled under applicable law, and (h) take no action which would cause any of the Employee Benefit Plans to fail to meet any qualification requirement imposed by the Code. As used in this Section 6.14, the term "accumulated funding deficiency" has the meaning specified in Section 302 of ERISA and Section 412 of the Code, and the terms "actuarial present value", "benefit commitments" and "current value" have the meaning specified in Section 4001 of ERISA.

         Section 6.15 FURTHER ASSURANCES. Each Borrower will execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all such further assurances and other agreements or instruments, and take or cause to be taken all such other action, as shall be reasonably requested by Agent from time to time in order to give full effect to any of the Loan Documents, including but not limited to the release and termination of all Liens on the Collateral (other than Permitted Liens).

         Section 6.16 INTEREST RATE RISK MANAGEMENT. Borrowers shall purchase and maintain in full force and effect during the term of this Agreement, effective on or before thirty (30) days following the Closing Date, an interest rate swap, interest rate cap, interest rate collar or similar reasonable and customary arrangement designed to protect Borrowers against the effect of fluctuations in the Interest Rate, such arrangement and related agreements to be in form and substance reasonably acceptable to Agent and Lenders.

         Section 6.17 BORROWERS' DEPOSITORY ACCOUNTS. Borrowers and their Subsidiaries shall concentrate their principal bank and depository accounts with Lenders, including without limitation, all demand deposit, time deposit, concentration and zero balance accounts, except that Borrowers may maintain operating accounts with local financial institutions in the locales of its non-principal offices, PROVIDED THAT, in any event, Borrowers and their Subsidiaries shall use reasonable efforts to maintain such accounts with one or more of Lenders.

         Section 6.18 USE OF LOAN PROCEEDS. Borrowers shall use all Loan proceeds disbursed only in accordance with the purposes set forth in Section 2.9 of this Agreement.

         Section 6.19 SEC REPORTS AND REGISTRATION STATEMENTS. Promptly upon transmission thereof or other filing with the SEC, copies of all registration statements and annual, quarterly or current reports that Borrowers or any of the Subsidiaries files with the SEC, and promptly upon transmission thereof, each proxy statement, annual report, certificate, notice or other document sent by a Borrowers to the holders of any of its securities (or any trustee under any indenture which secures any of its Securities or pursuant to which such Securities are issued).

         Section 6.20 ADDITIONAL SECURITY DOCUMENTS.

                  (a) In order to secure the Obligations of Borrowers, Borrowers will pledge, and will cause each applicable Subsidiary of a Borrower to pledge, to Agent for the ratable benefit of Lenders, as collateral security, the Capital Stock of, or other equity or ownership interest in, each Subsidiary created or acquired and owned by a Borrower or any Subsidiary of a Borrower after the Effective Date. The above-described pledges of Capital Stock and other ownership interests shall grant to Agent, as collateral agent, a first priority perfected lien on one hundred percent (100%) of the Capital Stock and other ownership interests of each such Subsidiary that is now or hereafter owned by a Borrower or any Subsidiary of a Borrower, as the case may be.

                  (b) In order to secure the Obligations of Borrowers, Borrowers will require and cause any Subsidiary that is created or acquired and owned after the Effective Date to execute and deliver to Agent (i) a Guaranty substantially in the form of EXHIBIT M, (ii) a Security Agreement substantially in the form of EXHIBIT N, and (iii) a Collateral Assignment of Intellectual Property substantially in the form of EXHIBIT B, and such other agreements, assignments and instruments creating or purporting to create a lien in favor of Agent for the ratable benefit of the Lenders, as Agent may require.

                                   ARTICLE 7
                                   ---------

                               FINANCIAL COVENANTS
                               -------------------

         Borrowers, jointly and severally, covenant with and warrant to Agent and each Lender that, from and after the Closing Date and until all of the Obligations are paid and satisfied in full except as otherwise expressly consented to in writing by the Requisite Lenders (unless the context otherwise requires):

         Section 7.1 MINIMUM CURRENT RATIO. Borrowers shall not permit the Consolidated Current Ratio of Borrowers and their Subsidiaries as of each Computation Date set forth in the table below to be less than the amount set forth opposite such Computation Date.

         Section 7.2 INTEREST COVERAGE RATIO. Borrowers shall not permit the ratio of Consolidated EBITDA to Consolidated Cash Interest Expense for the Reference Period ending on each Computation Date set forth in the table below to be less than the amount set forth opposite such Computation Date.

         Section 7.3 FIXED CHARGE COVERAGE RATIO. Borrowers shall not permit the ratio of Consolidated Cash Flow to Consolidated Fixed Charges for the Reference Period ending on each Computation Date set forth in the table below to be less than the amount set forth opposite such Computation Date.

         Section 7.4 RESERVED.

         Section 7.5 LEASE OBLIGATIONS. Borrowers and their Subsidiaries will not become obligated to pay rent under any leases or other rental agreements for Equipment (excluding Capital Leases) under which the amount of the aggregate lease or other payments for all such agreements or arrangements on a Consolidated basis exceeds Five Hundred Thousand Dollars ($500,000) for any fiscal year of Borrowers.

         Section 7.6 MINIMUM EBITDA. Borrowers shall not permit the Consolidated EBITDA of Borrowers and their Subsidiaries for the Reference Period ending on the applicable Computation Date to be less than the amount set in the table below opposite such Computation Date.

         Section 7.7 MAXIMUM OPERATING LOSSES. Borrowers shall not permit the EBITDA of Mucho.com for the fiscal quarter of Mucho.com ending on the Computation Date set forth below in this Section 7.7 to be less than the amounts set forth below in this Section 7.7 opposite such Computation Date.


                         ---------------------------------- -----------------------------------------
                                 Computation Date                 Mucho, Inc. Quarterly EBITDA
                                 ----------------                 ----------------------------
                         March 31, 2001                                                    (724,704)
                         ---------------------------------- -----------------------------------------
                         June 30, 2001                                                     (741,922)
                         ---------------------------------- -----------------------------------------
                         September 30, 2001                                                (780,042)
                         ---------------------------------- -----------------------------------------
                         December 31, 2001                                                 (721,483)
                         ---------------------------------- -----------------------------------------
                         March 31, 2002                                                    (613,135)
                         ---------------------------------- -----------------------------------------

                         ---------------------------------- -----------------------------------------
                                 Computation Date                 Mucho, Inc. Quarterly EBITDA
                                 ----------------                 ----------------------------
                         June 30, 2002                                                     (677,242)
                         ---------------------------------- -----------------------------------------
                         September 30, 2002                                                (649,239)
                         ---------------------------------- -----------------------------------------
                         December 31, 2002                                                 (632,324)
                         ---------------------------------- -----------------------------------------
                         March 31, 2003                                                    (569,300)
                         ---------------------------------- -----------------------------------------
                         June 30, 2003                                                     (324,423)
                         ---------------------------------- -----------------------------------------
                         September 30, 2003                                                (241,129)
                         ---------------------------------- -----------------------------------------
                         December 31, 2003                                                  (56,007)
                         ---------------------------------- -----------------------------------------
                         Thereafter                              Greater than or equal to zero
                         ---------------------------------- -----------------------------------------


         Section 7.8 CONSOLIDATED SENIOR DEBT LEVERAGE RATIO. Borrowers shall not permit the ratio of Consolidated Indebtedness for Borrowed Money in respect of senior Indebtedness to Consolidated EBITDA for the Reference Period ending on the Computation Date set forth in the table below to be greater than the amount set forth opposite such Computation Date.

         Section 7.9 PARENT SENIOR DEBT LEVERAGE RATIO. Parent shall not permit the ratio of Parent's Indebtedness for Borrowed Money in respect of senior Indebtedness to Parent's EBITDA for the Reference Period ending on the Computation Date set forth in the table below to be greater than the amount set forth opposite such Computation Date.

- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
                                                                Minimum EBITDA    Consolidated
                          Current    Interest      Fixed Chg       (000's)        Senior Debt       Parent Debt
    Computation Date        Ratio     Coverage     Coverage                         Leverage          Leverage
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
March 31, 2001              1.00        2.00         1.50          $ 2,000            N/A               2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
June 30, 2001               1.00        2.00         1.50          $ 2,000            N/A               2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
September 30, 2001          1.00        2.00         1.50          $ 2,000            3.25              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
December 31, 2001           1.00        2.00         1.50          $ 2,000            3.25              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
March 31, 2002              1.10        2.00         1.50          $ 2,000            2.75              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
June 30, 2002               1.10        2.00         1.50          $ 2,000            2.75              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
September 30, 2002          1.10        2.00         1.50          $ 2,000            2.75              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
December 31, 2002           1.10        2.00         1.50          $ 2,000            2.75              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
March 31, 2003              1.10        2.00         1.20          $ 2,000            2.50              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
June 30, 2003               1.10        2.00         1.20          $ 2,300            2.50              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
September 30, 2003          1.10        2.00         1.20          $ 2,600            2.50              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
December 31, 2003           1.10        2.00         1.20          $ 3,000            2.50              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
March 31, 2004              1.10        2.00         1.20          $ 3,000            2.25              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
June 30, 2004               1.10        2.00         1.20          $ 3,000            2.25              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
September 31, 2004          1.10        2.00         1.20          $ 3,000            2.25              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
December 31, 2004           1.10        2.00         1.20          $ 3,000            2.25              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
March 31, 2005              1.10        2.00         1.20          $ 3,000            2.25              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------
Thereafter                  1.10        2.00         1.20          $ 3,500            2.00              2.00
- ------------------------- ---------- ----------- -------------- --------------- ----------------- -----------------

                                   ARTICLE 8
                                   ---------

                         NEGATIVE COVENANTS OF BORROWERS
                         -------------------------------

         Borrowers, jointly and severally, covenant with and warrant to Agent and each Lender that from and after the Closing Date and until all of the Obligations are paid and satisfied in full except as otherwise expressly consented to in writing by the Requisite Lenders:

         Section 8.1 LIMITATION ON NATURE OF BUSINESS. Borrowers and their Subsidiaries will not at any time make any material change in the nature of their businesses as carried on at the Effective Date or undertake, conduct or transact any business in a manner prohibited by applicable law. Borrowers and their Subsidiaries shall not create, capitalize or acquire any Subsidiary after the Closing Date. No Inactive Subsidiary shall own or hold any material properties or assets, conduct any business unrelated to winding up its affairs or incur any liabilities which have not been disclosed to Agent and Lenders as required pursuant to this Agreement.

         Section 8.2 LIMITATION ON FUNDAMENTAL CHANGES. No Borrower nor any of its Subsidiaries shall at any time consolidate with or merge into or with any Person or Persons or enter into or undertake any plan or agreement of consolidation or merger with any Person, except in connection with a Permitted Acquisition. No Borrower nor any of its Subsidiaries shall liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions, all or substantially all of such Borrower's or any of its Subsidiaries' businesses or properties, whether now or hereafter acquired, except that Borrowers may cause any Inactive Subsidiary to dissolve and liquidate. No Borrower nor any of its Subsidiaries shall make or permit any amendment or modification to its charter documents or by-laws that would adversely affect the rights of Agent or Lenders under this Agreement or any other Loan Document, except that Borrowers may cause any Inactive Subsidiary to cancel or terminate its charter in connection with its dissolution and liquidation.

         Section 8.3 RESTRICTED PAYMENTS. Borrowers will not and will not permit any of their Subsidiaries to directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Payments, except that:

                  (a) So long as no Default or Event of Default exists, Parent may make the scheduled periodic cash dividend payments on the Preferred Stock issued pursuant to the Preferred Stock Transaction (as the Transaction Documents therefor are in effect on the Closing Date), but only in strict accordance with the terms thereof;

                  (b) Subsidiaries of Borrowers may make Restricted Payments with respect to their common stock to the extent necessary to permit Borrowers to pay the Obligations and to make any Restricted Payments permitted under
Section 8.3(a) above and to permit Borrowers to pay expenses incurred in the ordinary course of business;

                  (c) Parent may make Restricted Payments in respect of the Tender Offer as permitted by Section 4.1(aa); and

                  (d) Parent may repurchase shares of its Capital Stock (or options or warrants therefor) up to an aggregate maximum amount equal to Two Hundred Fifty Thousand Dollars ($250,000) in any fiscal year of Parent.

         Section 8.4 MANAGEMENT COMPENSATION.

                  (a) The Credit Parties, either individually or collectively, shall not pay or enter into an agreement to pay any Management Shareholder yearly Compensation in an amount materially in excess of the Compensation currently paid to the Management Shareholders and all such Compensation shall be consistent in all material respects with past practices of Borrowers. As used herein, "COMPENSATION" shall mean all forms of direct and indirect remuneration and include, without limitation, salaries, commissions, bonuses, securities, property, insurance benefits, personal benefits and contingent forms of remuneration.

                  (b) The Credit Parties, either individually or collectively, shall not pay or obligate themselves to pay, directly or indirectly, any management fee or similar compensation to any Person other than a management fee or overhead allocation between the Parent and any direct or indirect Wholly Owned Subsidiary.

         Section 8.5 LIMITATION ON DISPOSITION OF ASSETS.

                  (a) No Borrower nor any of its Subsidiaries will sell, lease, transfer or otherwise dispose of any of its property, business or assets ("ASSET DISPOSITIONS"), or grant any Person an option to acquire any such property, business or assets except for (x) bona fide sales of Inventory to customers in the ordinary course of business and dispositions of obsolete equipment not used or useful in the business of such Borrower or its Subsidiaries, (y) licenses in respect of Intellectual Property granted in the ordinary course of business on customary terms and conditions, and (z) Asset Dispositions which satisfy the following conditions:

                    (i) the market value of assets sold or otherwise disposed of in any single transaction or series of related transactions does not exceed One Hundred Thousand Dollars ($100,000) and the aggregate market value of assets sold or otherwise disposed of in any fiscal year does not exceed Five Hundred Thousand Dollars ($500,000);

                    (ii) the consideration received is at least equal to the fair market value of such assets;

                    (iii) if the consideration received is not solely in cash, all non-cash consideration is pledged to Agent pursuant to documents satisfactory to Agent so that Agent has received a first priority perfected security interest in such non-cash consideration to secure the Obligations;

                    (iv) the Net Proceeds of such Asset Disposition are applied as required by Section 2.6(e);

                    (v) after giving effect to the sale or other disposition of the assets included within the Asset Disposition and the repayment of Indebtedness with the proceeds thereof, Borrowers are in compliance on a pro forma basis with the covenants set forth in Article 7, recomputed for the most recently ended month for which information is available and are in compliance with all other terms and conditions contained in this Agreement; and

                    (vi) no Default or Event of Default shall result from such sale or other disposition.

                  (b) Except as permitted elsewhere in this Agreement, no Borrower will, nor will it permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of Capital Stock or other Equity Securities in such Borrower or any such Subsidiary including warrants, rights or options to acquire shares or other Equity Securities of any of its Subsidiaries, except to such Borrower or a Subsidiary.

         Section 8.6 LIMITATION ON INVESTMENTS. Borrowers and the Guarantor Subsidiaries shall not at any time make any Investments of any kind whatever in any Person or Persons; EXCLUDING, HOWEVER from the operation of the foregoing provisions of this Section 8.6:

                  (a) Property to be used in the ordinary course of business of Borrowers and the Guarantor Subsidiaries;

                  (b) Assets arising from the sale of goods and services in the ordinary course of business of Borrowers and the Guarantor Subsidiaries;

                  (c) Investments in cash and Cash Equivalents;

                  (d) Investments in interest rate swap, cap, collar and the other similar reasonable and customary arrangements contemplated by Section 6.16;

                  (e) Acquisition and holding by a Borrower or any Guarantor Subsidiary of any receivable from any other Borrower or Guarantor Subsidiary if such receivable was created or acquired in the ordinary course of business and is payable or dischargeable in accordance with customary terms;

                  (f) Advances and loans by a Borrower or any Guarantor Subsidiary to any other Borrower or Guarantor Subsidiary if such intercompany advances and loans were made in the ordinary course of business and are payable or dischargeable in accordance with customary terms; and

                  (g) Equity contributions by a Borrower or a Guarantor Subsidiary to any Guarantor Subsidiary so long as all of the Capital Stock of such Guarantor Subsidiary to which such contribution has been made is pledged to Agent pursuant to a Pledge Agreement.

         Section 8.7 ACQUISITION OF MARGIN SECURITIES. Borrowers and their Subsidiaries shall not own, purchase or acquire (or enter into any contract to purchase or acquire) any "margin security" as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, Agent and each Lender shall have received an opinion of counsel satisfactory to Agent and each Lender to the effect that such purchase or acquisition will not cause this Agreement or the Notes to be in violation of Regulation G, T, U, X or any other regulation of the Federal Reserve Board then in effect.

         Section 8.8 LIMITATION ON MORTGAGES, LIENS AND ENCUMBRANCES. Borrowers and their Subsidiaries shall not at any time create, assume, incur or permit to exist, any mortgage, Lien or other encumbrance in respect of any of its Property, assets, income or revenues of any character, whether heretofore or hereafter acquired by it; EXCLUDING, HOWEVER, from the operation of the foregoing provisions of this Section 8.8 (each a "PERMITTED LIEN"):

                  (a) Any Liens for taxes, assessments or governmental charges or claims the payment of which is not at the time required by Section 6.7 of this Agreement;

                  (b) Any statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent;

                  (c) Any Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security;

                  (d) Any easements, rights-of-way, encroachments, leases, royalties, restrictions and other similar title exceptions or encumbrances; PROVIDED THAT such do not, in the aggregate, materially interfere with the ordinary conduct of the business of any Borrower or any Subsidiary or materially reduce or impair the value of the Real Estate so encumbered;

                  (e) Any interest or title of a lessor in or to any Property that is leased, possessed, occupied or used by any Borrower under a valid lease or other instrument contemplated by Section 5.7;

                  (f) Any Lien granted to Agent for the benefit of Lenders and the additional existing mortgages, Liens and encumbrances of Borrowers and the Material Subsidiaries, listed and described, but only to the extent indicated, on SCHEDULE 8.8(F) annexed to this Agreement;

                  (g) Any Liens for Indebtedness of any Borrower or any Subsidiary under or in respect to any conditional sales agreements, security agreements, equipment leases in the nature of title retention agreements or security agreements or other similar title retention agreements entered into by any Borrower or any Subsidiary on, prior to or after the date of this Agreement in order to secure the payment of the purchase price of any Equipment purchased, leased or otherwise acquired for use in the ordinary course of its business; PROVIDED, HOWEVER, that such Borrower or Subsidiary is, by the terms of each of Sections 8.11 or 8.12 hereof, expressly permitted to enter into such agreement or lease;

                  (h) Any Liens arising from or in respect of any judgment, order or decree not constituting an Event of Default under Section 9.1(i); and

                  (i) Any Lien on any Equipment purchased in the ordinary course of business that constitutes a "purchase money security interest", as such term is now or hereafter defined in the UCC, and that arises out of a Capital Lease Obligation permitted by Section 8.11(b); PROVIDED THAT in all events, the Liens permitted by this clause (i) do not encumber any asset or property of Borrowers or their Subsidiaries not acquired with the proceeds of the Indebtedness secured by such Liens.

         Section 8.9 NO ADDITIONAL NEGATIVE PLEDGES. Borrowers will not create or otherwise cause or suffer to exist or become effective, directly or indirectly, (a) any prohibition or restriction (including any agreement to provide equal or ratable security to any other Person in the event a Lien is granted to or for the benefit of Agent) on the creation or existence of any Lien upon the assets of Borrowers and/or their Subsidiaries other than such prohibitions and restrictions as are contained in the Transaction Documents evidencing the Preferred Stock Transaction as in effect on the Closing Date; or (b) any contractual obligation which may restrict or inhibit Agent's or Lenders' rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

         Section 8.10 RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS TO BORROWERS. Except as provided herein, Borrowers will not and will not permit any of their Subsidiaries directly or indirectly to create, or otherwise cause or suffer to exist or become effective, any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to: (1) pay dividends or make any other distribution on any of such Subsidiary's Capital Stock owned by any Borrower or any other Subsidiary; (2) subject to subordination provisions, pay any Indebtedness owed by it to any Borrower or any other Subsidiary; (3) make loans or advances to any Borrower or any other Subsidiary; or (4) transfer any of its property or assets to any Borrower or any other Subsidiary.

         Section 8.11 LIMITATION ON INDEBTEDNESS. Borrowers and their Subsidiaries shall not at any time create, incur or assume, or become or be liable (directly or indirectly) in respect of, any Indebtedness, other than, without duplication ("PERMITTED INDEBTEDNESS"):

                  (a) Indebtedness arising under this Agreement and the other Loan Documents;

                  (b) Indebtedness of Borrowers and their Subsidiaries under Capitalized Lease Obligations;

                  (c) Intercompany Indebtedness arising from Investments permitted by Sections 8.6(e) and 8.6(f); and

                  (d) the Existing Indebtedness, but only to the extent of outstanding Indebtedness thereunder on the Effective Date and subject only to the terms and conditions of the Existing Indebtedness Agreements.

         Section 8.12 LIMITATION ON SALES AND LEASEBACKS. Borrowers and their Subsidiaries shall not at any time, directly or indirectly, sell and thereafter lease back any of its respective assets or Property. Section 8.13 TRANSACTIONS WITH AFFILIATES. Borrowers and their Subsidiaries shall not at any time enter into or participate in any agreements or transactions of any kind with any Affiliates of Borrowers and their Subsidiaries, except (i) agreements or transactions that produce annual payments of less than Twenty Thousand Dollars ($20,000) individually or One Hundred Thousand Dollars ($100,000) in the aggregate; or (ii) agreements or transactions entered into in the ordinary course of business upon fair and commercially reasonable terms determined by Agent to be no less favorable to Borrowers and their Subsidiaries than could be obtained in a comparable arms-length transaction with an unaffiliated Person.

         Section 8.14 CHANGES RELATING TO PREFERRED STOCK. Parent will not change or amend the terms of the Preferred Stock issued pursuant to the Preferred Stock Transaction, except as expressly contemplated by that certain Series A Amendment to be executed in connection with the closing of the Preferred Stock Transaction by and among Parent, Stonehenge Opportunity Fund, LLC, and Provident.

         Section 8.15 NO ADDITIONAL BANK ACCOUNTS. Except as provided in Section 6.17, Borrowers and their Subsidiaries shall not open, maintain or otherwise have any bank accounts.

         Section 8.16 INACTIVE SUBSIDIARIES. Notwithstanding anything to the contrary in this Article 8, no Inactive Subsidiary shall be permitted to engage in any transaction permitted by this Article 8, except as set forth in Section
8.1 or 8.2.

                                  ARTICLE 9
                                  ---------

                        EVENTS OF DEFAULT AND REMEDIES
                        ------------------------------

         Section 9.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT":

                  (a) PRINCIPAL AND INTEREST. Any principal, interest or any other sum payable under this Agreement, any Letter of Credit or the Notes shall not be paid when due (provided that Borrowers shall be entitled to a period of grace of three (3) days only in respect of scheduled installments of principal and interest);

                  (b) REPRESENTATIONS AND WARRANTIES. Any representation or warranty at any time made by or on behalf of any Credit Party in this Agreement, any Loan Document or in any certificate, written report or statement furnished to Agent or any Lender pursuant hereto or thereto shall prove to have been untrue, incorrect or breached in any material respect on or as of the date on which such representation or warranty was made or deemed to have been made or repeated;

                  (c) CERTAIN COVENANTS. Borrowers shall fail to comply with the covenants set forth in Section 6.2(b), Section 6.5, Article 7 or Article 8; PROVIDED THAT in the event of any failure of compliance with Section 7.5 or
Article 8 which does not affect to a material extent the business or financial condition of any Borrower or Subsidiary or Agent's and Lenders' rights in the Collateral and which can be remedied by corrective action of Borrowers or their Subsidiaries as determined by Agent in its sole (but not arbitrary and capricious) discretion, Borrowers shall have a period of fifteen (15) days to correct or cure such failure;

                  (d) OTHER COVENANTS. Any Borrower shall fail to perform, comply with or observe or shall otherwise breach any other covenant or agreement contained in this Agreement and such failure or breach shall continue for more than thirty (30) days after the earlier of the date on which any Borrower shall have first become aware of such failure or breach or Agent or any Lender shall have first notified any Borrower of such failure or breach;

                  (e) LOAN DOCUMENTS. The breach or a failure of any Credit Party to perform, comply with or observe any Loan Document or any other agreement, document, instrument or certificate executed or delivered in connection with this Agreement and if such failure shall continue for more than thirty (30) days after the earlier of the date on which any Credit Party shall have first become aware of such failure or breach or Agent or any Lender shall have first notified Borrowers of such failure or breach, or any Loan Document shall cease to be legal, valid, binding or enforceable in accordance with the terms thereof;

                  (f) LITIGATION. Any action at law, suit in equity or other legal proceeding to amend, cancel, revoke or rescind any Loan Document shall be commenced by or on behalf of any Credit Party or any other Person bound thereby, or by any court or any other governmental or regulatory authority or agency of competent jurisdiction; or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or shall issue a judgment, order, decree or ruling to the effect that, any one or more of the covenants, agreements or obligations of any Credit Party under any one or more of the Loan Documents are illegal, invalid or unenforceable in accordance with the terms thereof;

                  (g) DEFAULT UNDER OTHER AGREEMENTS. Any default by any Credit Party or any event of default shall occur under any agreement, instrument or contract relating to Indebtedness individually or in the aggregate in excess of One Hundred Thousand Dollars ($100,000) to which any Credit Party is at any time a party or by which any Credit Party is at any time bound or affected, or any Credit Party shall fail to perform or observe any of its agreements or covenants thereunder, and such default, event of default or failure shall continue for such period of time as would permit, or as would have permitted (assuming the giving of appropriate notice), holders of Indebtedness of any Credit Party to accelerate the maturity of all or any part of such Indebtedness under any such document;

                  (h) INSOLVENCY. Any action shall be taken by or on behalf of any Credit Party for the termination, winding up, liquidation or dissolution of any Credit Party; or any Credit Party shall make an assignment for the benefit of creditors, become insolvent or be unable to pay its debts as they mature; or any Credit Party shall file a petition in voluntary liquidation or bankruptcy; or any Credit Party shall file a petition or answer or consent seeking the reorganization of any Credit Party, or the readjustment of any of the Indebtedness of any Credit Party; or any Credit Party shall commence any case or proceeding under applicable insolvency or bankruptcy laws now or hereafter existing; or any Credit Party shall consent to the appointment of any receiver, administrator, custodian, liquidator or trustee of all or any part of the Property or assets of any Credit Party; or any corporate action shall be taken by any Credit Party for the purpose of effecting any of the foregoing; or by order or decree of any court of competent jurisdiction, any Credit Party shall be adjudicated as bankrupt or insolvent; or any petition for any proceedings in bankruptcy or liquidation or for the reorganization or readjustment of Indebtedness of any Credit Party shall be filed, or any case or proceeding shall be commenced, under any applicable bankruptcy or insolvency laws now or hereafter existing, against any Credit Party, or any receiver, administrator, custodian, liquidator or trustee shall be appointed for any Credit Party or for all or any part of the Property of Credit Party and such case or proceeding shall remain undismissed for a period of sixty (60) days, or any order for relief shall be entered in a proceeding with respect to any Credit Party under the provisions of the United States Bankruptcy Code, as amended;

                  (i) JUDGMENT. Any judgment, order or decree for the payment of money arising from any claim under any workers compensation statute, after giving effect to co-insurance permitted by this Agreement and all applicable insurance therefor in excess of Two Hundred Fifty Thousand Dollars ($250,000), or any other judgment, order or decree for the payment of money in excess of Fifty Thousand Dollars ($50,000), shall be rendered against any Credit Party, and such Credit Party shall not discharge the same or provide for its discharge in accordance with its terms or, reserve for it in accordance with GAAS, or procure a stay of execution thereof, within thirty (30) days after the date of the entry thereof;

                  (j) ERISA. Any Termination Event shall occur with respect to any Plan and as of the date thereof or any subsequent date, the sum of the various liabilities of any Borrower and its ERISA Affiliates (such liabilities to include, without limitation, any liability to the Pension Benefit Guaranty Corporation (or any successor thereto) or to any other party under Sections 4062, 4063, or 4064 of ERISA or any other provision of law and to be calculated after giving effect to the tax consequences thereof and insurance coverage therefor, if any) resulting from or otherwise associated with such event exceeds, together with all liabilities arising from other such Termination Events, an aggregate of Two Hundred Fifty Thousand Dollars ($250,000) in any period of twelve (12) months; or any Borrower or any of its ERISA Affiliates as an employer under any Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plans and the plan sponsors of such Multiemployer Plans shall have notified such withdrawing employer that such employer has incurred a withdrawal liability (after giving effect to any insurance coverages therefor) requiring a payment which, together with all other payments from such withdrawals, exceeds an aggregate amount of Two Hundred Fifty Thousand Dollars ($250,000) in any period of twelve (12) months;

                  (k) CHANGE OF CONTROL. Any Change of Control shall occur;
and/or

                  (l) MATERIAL ADVERSE CHANGE. Any event or occurrence which has a Material Adverse Effect shall occur.

         Section 9.2 TERMINATION OF COMMITMENTS AND ACCELERATION OF OBLIGATIONS. If any one or more of the Events of Default shall at any time occur:

                  (a) Agent may, and upon the request of the Requisite Lenders, shall, by giving notice to Borrowers, immediately terminate the Commitments and obligations to issue Letters of Credit of all of Lenders in full and each Lender shall thereupon be relieved of all of its obligations to make any Loans and issue Letters of Credit thereunder; except that if there shall be an Event of Default under Section 9.1(h) hereof, the Commitments and obligations to issue Letters of Credit of all of Lenders shall automatically terminate in full, and each Lender shall thereupon be relieved of all of its obligations to make any Loans and issue Letters of Credit hereunder.

                  (b) Agent may, and upon the request of the Requisite Lenders, shall, by giving notice to Borrowers (in this Agreement and in the other Loan Documents called a "NOTICE OF ACCELERATION"), declare all of the Obligations, including the entire unpaid principal of the Notes, all of the unpaid interest accrued thereon, and all other sums (if any) payable by Borrowers under this Agreement, the Notes, the Letters of Credit or any of the other Loan Documents, to be immediately due and payable; except that if there shall be an Event of Default under Section 9.1(h), all of the Obligations, including the entire unpaid balance of all of the Notes, all of the unpaid interest accrued thereon and all other sums (if any) payable by Borrowers under this Agreement, the Notes, the Letters of Credit or any of the other Loan Documents shall automatically and immediately be due and payable without notice to Borrowers. Thereupon, all of such Obligations which are not already due and payable shall forthwith become and be absolutely and unconditionally due and payable, without any further notice or any other formalities of any kind, all of which are hereby expressly and irrevocably waived.

         Section 9.3 REMEDIES. From and after the occurrence of an Event of Default which is continuing and which has not been waived by Agent at the direction of the Requisite Lenders, Agent may, and upon the request of the Requisite Lenders, shall:

                  (a) subject always to the provisions of Section 10.9 hereof, proceed to protect and enforce all or any of its or Lenders' rights, remedies, powers and privileges under this Agreement, any Note, any Letter of Credit or any of the other Loan Documents by action at law, suit in equity or other appropriate proceedings, whether for specific performance of any covenant contained in this Agreement, any Note, any Letter of Credit or any of the other Loan Documents, or in aid of the exercise of any power granted to Agent herein or therein. In the event Agent shall fail or refuse to so proceed, the Requisite Lenders shall be entitled to take such action as they shall deem appropriate to enforce their rights hereunder and under the other Loan Documents;

                  (b) remove from any premises where same may be located any and all Inventory or any and all documents, instruments, files and records (including the copying of any computer records), and any receptacles or cabinets containing same, relating to the Accounts of Borrowers, or Agent may use (at the expense of Borrowers) such of the supplies or space of Borrowers, at Borrowers' and their Subsidiaries' places of business or otherwise, as may be necessary to properly administer and control the Accounts of Borrowers and their Subsidiaries or the handling of collections and realizations thereon;

                  (c) bring suit, in the name of Borrowers and their Subsidiaries or Lenders, and generally shall have all other rights respecting said Accounts, including without limitation the right to accelerate or extend the time of payment, settle, compromise, release in whole or in part any amounts owing on any such Accounts and issue credits in the name of Borrowers and their Subsidiaries or Lenders;

                  (d) sell, assign and deliver such Inventory and Accounts and any returned, reclaimed or repossessed merchandise, with or without advertisement, at public or private sale, for cash, on credit or otherwise, at Agent's sole discretion, and any Lender may bid or become a purchaser at any such sale, free from any right of redemption, which right is hereby expressly waived by Borrowers;

                  (e) (i) notify the Account Debtor on any Account or Chattel Paper of Lenders' security interest therein; (ii) demand that monies due or to become due be paid directly to Agent for the account of Lenders; (iii) open Borrowers' and their Subsidiaries' mail and collect any and all amounts due Borrowers and their Subsidiaries from Account Debtors; (iv) enforce payment of the Accounts or Chattel Paper by legal proceedings or otherwise; (v) exercise all of Borrowers' and their Subsidiaries' rights and remedies with respect to the collection of the Accounts or Chattel Paper; (vi) settle, adjust, compromise, modify, extend or renew the Accounts or Chattel Paper; (vii) settle, adjust or compromise any legal proceedings brought to collect the Accounts or Chattel Paper; (viii) to the extent permitted by applicable law, sell or assign the Accounts or Chattel Paper upon such terms, for such amounts and at such time or times as Agent deems advisable; (ix) grant waivers or indulgences with respect to, accept partial payments from,



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discharge, release, surrender, substitute any customer security for, make compromise with or release, any other party liable on, any Account or Chattel Paper; (x) take control, in any manner, of any item of payment or proceeds from any Account Debtor; (xi) prepare, file, and sign Borrowers' and their Subsidiaries' names on any proof of claim under the Bankruptcy Code or similar document against any Account Debtor; (xii) prepare, file, and sign Borrowers' and their Subsidiaries names on any notice of lien, assignment or satisfaction of lien or similar document in connection with the Accounts or Chattel Paper;
(xiii) endorse the name of Borrowers and their Subsidiaries upon any Chattel Paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts or Chattel Paper or Inventory;
(xiv) use Borrowers' and their Subsidiaries' stationery and sign Borrowers' and their Subsidiaries names to verifications of the Accounts or Chattel Paper and notices thereof to Account Debtors; and (xv) use the information recorded on or contained in any data processing Equipment or computer hardware or software relating to the Accounts, Chattel Paper, Inventory, or Proceeds thereof to which Borrowers and their Subsidiaries have access; and

                  (f) foreclose the security interests created pursuant to the Loan Documents by any available judicial procedure, or take possession of any or all of the Inventory and Equipment of Borrowers without judicial process and enter any premises where any such Inventory and Equipment may be located for the purpose of taking possession of or removing the same.

         Agent shall have the right, without notice of advertisement, to sell, lease, or otherwise dispose of all or any part of the Inventory and Equipment of Borrowers and their Subsidiaries, whether in its then condition or after further preparation or processing, in the name of Borrowers and their Subsidiaries, or Lenders, or in the name of such other party as Agent may designate, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such other terms and conditions as Agent in its sole discretion may deem advisable, and Agent or any other Lender shall have the right to purchase at any such sale. If any such Inventory and Equipment shall require rebuilding, repairing, maintenance or preparation, Agent shall have the right, at its option, to do such of the aforesaid as is necessary, for the purpose of putting such Inventory and Equipment in such saleable form as Agent shall deem appropriate. Borrowers and their Subsidiaries agree, at the request of Agent, to assemble such Inventory and Equipment and to make it available to Agent at places which Agent shall reasonably select, whether at the premises of Borrowers and their Subsidiaries or elsewhere, and to make available to Agent the premises and facilities of Borrowers and their Subsidiaries for the purpose of Agent's taking possession of, removing or putting such Inventory and Equipment in saleable form. However, if notice of intended disposition of any Collateral is required by law, it is agreed that five (5) Business Days notice shall constitute reasonable notification and full compliance with the law. Agent shall be entitled to use all intangibles and computer software programs and data bases used by Borrowers and their Subsidiaries in connection with its business or in connection with the Collateral. The net cash proceeds resulting from Agent's exercise of any of the foregoing rights (after deducting all charges, costs and expenses including reasonable attorneys' fees) shall be applied by Agent to the payment of the Obligations, whether due or to become due, in such order as Agent may elect. Borrowers and their Subsidiaries shall remain liable to Lenders for any deficiencies, and Lenders in turn agree to remit to Borrowers and their Subsidiaries or their respective successors or assigns, any surplus resulting therefrom. The enumeration of the foregoing rights is not intended



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to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights at law or in equity, all of which shall be cumulative.

         Section 9.4 NO IMPLIED WAIVER; RIGHTS CUMULATIVE. No delay on the part of Agent or any Lender in exercising any right, remedy, power or privilege under any of the Loan Documents or provided by statute or at law or in equity or otherwise shall impair, prejudice or constitute a waiver of any such right, remedy, power or privilege or be construed as a waiver of any Default or Event of Default or as an acquiescence therein. No right, remedy, power or privilege conferred on or reserved to Agent or any Lender under any of the Loan Documents or otherwise is intended to be exclusive of any other right, remedy, power or privilege. Each and every right, remedy, power and privilege conferred on or reserved to Agent or any Lender under any of the Loan Documents or otherwise shall be cumulative and in addition to each and every other right, remedy, power or privilege so conferred on or reserved to Agent or any such Lender and may be exercised at such time or times and in such order and manner as Agent or any such Lender shall (in its sole and complete discretion) deem expedient.

         Section 9.5 SET-OFF; PRO RATA SHARING. If any principal, interest or other sum payable by Borrowers to Agent or any Lender under the Notes or any of the Loan Documents is not paid to Agent or such Lender punctually when the same shall first become due and payable (after giving effect to all applicable periods of grace, if any), or if any Event of Default shall at any time occur, any deposits, balances or other sums credited by or due from Agent or such Lender or any of the offices or branches of Agent or any Lender to Borrowers and/or their Subsidiaries, may, without any prior notice of any kind to Borrowers and their Subsidiaries, or compliance with any other conditions precedent now or hereafter imposed by statute, rule or law or otherwise (all of which are hereby expressly and irrevocably waived by Borrowers), be immediately set off, appropriated and applied by Agent or such Lender toward the payment and satisfaction of the Obligations (but not to any other obligations of Borrowers and/or their Subsidiaries to Agent or such Lender until all of the Obligations have been paid in full) in such order and manner as Agent or such Lender (in its sole and complete discretion) may determine, subject, however, to the provisions of Section 10.13.

                                   ARTICLE 10
                                   ----------

                      CONCERNING THE AGENT AND THE LENDERS
                      ------------------------------------

         Agent and Lenders agree as follows:

         Section 10.1 APPOINTMENT OF AGENT. Each of Lenders hereby appoints Provident to serve as Agent, under this Agreement and the other Loan Documents, and in such capacity, to administer this Agreement, and the other Loan Documents.

         Section 10.2 AUTHORITY. Each of Lenders hereby irrevocably authorizes Agent (i) to take such action on such Lender's behalf under this Agreement and the other Loan Documents and to exercise such powers and to perform such duties hereunder and thereunder as are delegated to or required of Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (ii) to take such action on such Lender's behalf as Agent shall consider necessary or advisable for the protection, collection or enforcement of any of the Obligations. Agent will promptly notify each of Lenders as soon as it becomes aware of any Default or Event of Default or any failure by Borrowers to make any payment in respect of any of the Notes, PROVIDED, HOWEVER, that Agent shall not be deemed to have knowledge of any item until such time as Agent's officers responsible for administration of the Loans shall receive written notice thereof or have actual knowledge of such event. If any Lender becomes aware of any Default or Event of Default by Borrowers, it shall promptly notify Agent thereof PROVIDED, HOWEVER, that Lenders shall not be deemed to have knowledge of any item until such time as Lenders' officers responsible for administration of the Loans and Letters of Credit shall receive written notice thereof or have actual knowledge of such event.

         Section 10.3 ACCEPTANCE OF APPOINTMENT. Agent hereby accepts its appointment as Agent for each of Lenders under this Agreement and the other Loan Documents, but only on the terms set forth in this Agreement, including the following:

                  (a) Agent makes no representation as to the value, validity or enforceability of this Agreement or of any of the other Loan Documents or as to the correctness of any statement contained in this Agreement or in any of the other Loan Documents;

                  (b) Agent may exercise its powers and perform its duties under this Agreement and the other Loan Documents either directly or through its agents or attorneys;

                  (c) Agent shall be entitled to obtain from counsel selected by it with reasonable care advice with respect to legal matters pertaining to this Agreement, or any of the other Loan Documents and shall not be liable for any action taken, omitted to be taken or suffered in good faith in accordance with the advice of such counsel;

                  (d) Agent shall not be required to use its own funds in the performance of any of its duties or in the exercise of any of its rights or powers, and Agent shall not be obligated to take any action which, in its reasonable judgment, would involve it in any expense or liability unless it shall have been furnished security or indemnity in an amount and in form and substance satisfactory to it; and

                  (e) Agent, in performing its duties and functions under this Agreement and the other Loan Documents on behalf of Lenders, will exercise the same care which it normally exercises in making and handling loans in which it alone is interested, but does not assume further responsibility.

         Section 10.4 COLLATERAL MATTERS.

                  (a) RELEASE OF COLLATERAL. Lenders hereby irrevocably authorize Agent, at its option and in its discretion upon approval of the Requisite Lenders, to release any Lien granted to or held by Agent upon any property covered by the Security Documents (i) upon termination of the Credit Commitments and payment and satisfaction of all Obligations; or (ii) constituting property being sold or disposed of if Borrowers certify to Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and Agent may rely in good faith conclusively on any such certificate, without further inquiry); or (iii) constituting property leased to Borrowers under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by Borrowers to be, renewed or extended. Upon request by Agent at any time, any Lender will confirm in writing its approval of Agent's authority to release particular types or items of property covered by the Security Documents pursuant to this Section 10.4(a).

                  (b) CONFIRMATION OF AUTHORITY; EXECUTION OF RELEASES. Without in any manner limiting Agent's authority to act without any specific or further authorization or consent by Requisite Lenders (as set forth in Section 10.4(a)), each Lender agrees to confirm in writing, upon request by Borrowers, the authority to release any property covered by the Security Documents conferred upon Agent under clauses (i) through (iii) of Section 10.4(a). So long as no Event of Default is then continuing, upon receipt by Agent of confirmation from the Requisite Lenders of its authority to release any particular item or types of property covered by the Security Documents, and upon at least five (5) Business Days prior written request by Borrowers, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to Agent for the benefit of Lenders herein or pursuant hereto upon such Collateral; provided, HOWEVER, that (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of Borrowers, in respect of), all interests retained by Borrowers, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the property covered by the Security Documents.

                  (c) ABSENCE OF DUTY. Agent shall have no obligation whatsoever to any Lender or any other Person to assure that the property covered by the Security Documents exists or is owned by Borrowers or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this Section 10.4 or in any of the Loan Documents, it being understood and agreed that in respect of the property covered by the Security Documents or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, it its discretion, given Agent's own interest in property covered by the Security Documents as one of Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders; PROVIDED THAT Agent shall exercise the same care which it would in dealing with loans for its own account.

         Section 10.5 AGENCY FOR PERFECTION. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Lenders' security interest in assets which, in accordance with Article 9 of the Uniform Commercial Code in any applicable jurisdiction, can be perfected only by possession. Should any Lender (other than Agent) obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor, shall deliver such Collateral to Agent or in accordance with Agent's instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Security Document or to realize upon any collateral security for the Loans, it being understood and agreed that such rights and remedies may be exercised only by Agent.

         Section 10.6 APPLICATION OF MONEYS. All moneys realized by Agent under the Loan Documents shall be held by Agent to apply in accordance with Section 2.7(b) hereof, unless expressly provided to the contrary herein.

         Section 10.7 RELIANCE BY AGENT. Agent shall be entitled to rely on any notice, consent, certificate, affidavit, letter, telegram, telecopy, facsimile or teletype message, statement, order, instrument or other document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons. Agent shall deem and treat the payee of any Note as the absolute owner thereof for all purposes hereof until such time as it receives actual notice of an assignment permitted hereunder of such payee's interest, together with the written agreement of the assignee in form and substance satisfactory to Agent that such assignee is bound by this Agreement as a "Lender" hereunder.

         Section 10.8 EXCULPATORY PROVISIONS. Neither Agent nor any of its shareholders, directors, officers, employees or agents shall be liable in any manner to any of Lenders for any action taken, omitted to be taken or suffered in good faith by it or them under any of the Loan Documents or in connection therewith, or be responsible for the consequences of any oversight or error of judgment, except for losses due to gross negligence or willful misconduct of such Agent, shareholder, director, officer, employee or agent. Without limiting the generality of the foregoing sentence of this Section 10.8, under no circumstances shall Agent be subject to any liability to any Lender on account of any action taken or omitted to be taken by such Agent in compliance with the direction of the Requisite Lenders or all of Lenders, as the case may be as provided for hereunder.

         Agent shall not be responsible in any manner to any of Lenders for the due execution, effectiveness, genuineness, validity or enforceability, perfection or recording of this Agreement, any of the Notes, any of the other Loan Documents or for any certificate, report or other document used under or in connection with this Agreement or any of the other Loan Documents, or for the truth or accuracy of any recitals, statements, warranties or representations contained herein or in any certificate, report or other document at any time hereafter furnished or purporting to have been furnished to it by or on behalf of Borrowers, or any other Person, or be under any obligation to any of Lenders to ascertain or inquire as to the performance or observance by Borrowers, or any other Person of any of the covenants, agreements or conditions set forth in this Agreement, the Notes or any of the other Loan Documents or as to the use of any moneys lent hereunder or thereunder.

         Agent shall not be obligated to take any action or refrain from taking any action under any Loan Document that might, in its judgment, involve it in any expense or liability until it shall have been indemnified to its satisfaction by or received an agreement to indemnify from each Person which such Agent reasonably believes may be an intended recipient of such distribution. If a court of competent jurisdiction shall adjudge that any amount received and distributed by Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

         Section 10.9 ACTION BY AGENT. Except as otherwise expressly provided under this Agreement or in any other of the Loan Documents, Agent will take such action, assert such rights and pursue such remedies under this Agreement and the other Loan Documents as the Requisite Lenders or all of Lenders, as the case may be as provided for hereunder shall direct. Except as otherwise expressly provided in any of the Loan Documents, Agent will not (and will not be obligated to) take any action, assert any rights or pursue any remedies under this Agreement or any of the other Loan Documents in violation or contravention of any express direction or instruction of the Requisite Lenders or all of Lenders, as the case may be as provided for hereunder. Agent may refuse (and will not be obligated) to take any action, assert any rights or pursue any remedies under this Agreement or any of the other Loan Documents without the express written direction and instruction of the Requisite Lenders or all of Lenders, as the case may be as provided for hereunder. In the event Agent fails, within a commercially reasonable time, to take such action, assert such rights, or pursue such remedies as the Requisite Lenders or all of Lenders, as the case may be as provided for hereunder, direct, the Requisite Lenders or all of Lenders, as the case may be as provided for hereunder, shall have the right to take such action, to assert such rights, or pursue such remedies on behalf of all of Lenders unless the terms hereof otherwise require the consent of all Lenders to the taking of such actions. All notices and other material information required to be delivered by Borrowers to Agent hereunder shall be delivered within a reasonable time (and in any event not more than five (5) days) after Agent's receipt of same by Agent to each Lender. No Lender (other than Agent, acting in its capacity as Agent) shall be entitled to take any enforcement action of any kind under any of the Loan Documents, except as expressly provided in this Agreement. Action that may be taken by Requisite Lenders or all of Lenders, as the case may be as provided for hereunder may be taken pursuant to a vote at a meeting (which may be held by telephone conference call) of all of Lenders, or pursuant to the written consent of such Lenders.

         Section 10.10 AMENDMENTS, WAIVERS AND CONSENTS. Any provision of this Agreement, the Notes or the other Loan Documents may be amended or waived upon the consent of the Requisite Lenders, and after such consent, Agent, on behalf of Lenders, may execute and deliver to Borrowers a written instrument waiving or amending such provision; PROVIDED, HOWEVER, that neither this Agreement, the Notes, nor any of the other Loan Documents may be amended, waived or a variation therefrom or forbearance with respect to such variation consented to without the written consent of Agent and all of Lenders which effect (i) a change in any Lender's Credit Commitment; (ii) a reduction in the interest rates or reduction of the principal set forth in the Notes; (iii) the extension of the maturity date on the Notes; (iv) a change in the payment schedule or scheduled date for the payment of or amount of any interest or principal; (v) any change in Article 7; (vi) a change in this Section 10.10, the definition of Requisite Lender or any provision of this Agreement which requires consent or action of all Lenders for action thereunder; (vii) a change in the obligations and liabilities of Agent; (viii) a change which increases the obligations of any Lender; or (ix) a change in any fees or charges hereunder or in Sections 2.10 or 11.6 hereof.

         Section 10.11 INDEMNIFICATION. Each Lender agrees to indemnify Agent (to the extent Agent is not promptly reimbursed by Borrowers), in accordance with its Participation Percentage from and against any and all liabilities, obligations, losses, damages, penalties, interests, actions, judgments and suits of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Agent relating to or arising out of this Agreement or any of the other Loan Documents or relating to any action taken or omitted by such Agent under this Agreement or any of the other Loan Documents, PROVIDED THAT no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, interest, actions, judgments or suits resulting from Agent's own gross negligence or willful misconduct.

         Section 10.12 REIMBURSEMENT OF AGENT. Each Lender further agrees to reimburse Agent, in accordance with its Participation Percentage, for any reasonable out-of-pocket costs or expenses incurred by Agent in connection with its duties under this Agreement (including, but not limited to, reasonable fees and disbursements of counsel, travel and living expenses away from home of employees or agents of Agent and compensation of agents or of experts employed by Agent to render services for Lenders hereunder), but only to the extent such fees, disbursements, expenses and compensation have not been promptly reimbursed to Agent by Borrowers. If any such sums are reimbursed to Agent by Borrowers after one or more of Lenders have reimbursed Agent for such sums, Agent will refund such sums ratably to Lenders who contributed such sums.

         Section 10.13 SHARING OF FUNDS RECEIVED. Each Lender and Agent agrees with Agent and each of the other Lenders that if such Lender shall receive from Borrowers or any other Person or Persons, whether by payment received otherwise than in accordance with the terms of the Loan Documents, exercise of the right of set-off, counterclaim, cross-claim, enforcement of any claim, or proceedings against Borrowers or any other Person or Persons, proof of claim in bankruptcy, reorganization, liquidation, receivership or other similar proceedings, or otherwise, and shall retain and apply to the payment of any of the Obligations owing to such Lender any amount in excess of its Pro Rata Share of the payments received by all of Lenders and Agent in respect of all of the Obligations, such Lender will promptly make such dispositions and arrangements with the other Lenders and Agent with respect to such excess, either by way of distribution, pro tanto assignment of claim, subrogation or otherwise, as shall result in each of Lenders receiving in respect of the Obligations owing to it, its Pro Rata Share of such payments.

         Section 10.14 DEALING WITH LENDERS. Agent may at all times deal solely with the several Lenders for all purposes of this Agreement and the protection, enforcement and collection of the Notes, including without limitation the acceptance and reliance upon any certificate, consent or other document executed on behalf of one or more of Lenders and the division of payments pursuant to Sections 2.5, 2.6, 2.7, 10.6, 10.13 and 11.3 hereof. Agent shall not have a fiduciary relationship in respect of any Lender by reason of this Agreement. Agent shall have no implied duties to Lenders, or any obligation to Lenders to take any action hereunder except any action specifically provided by this Agreement to be taken by Agent.

         Section 10.15 AGENT AS LENDER. Provident shall have, in its capacity as a Lender under the Loan Documents, the same obligations and the same rights, remedies, powers and privileges under this Agreement and the other Loan Documents as it would have were it not also an Agent.

         Section 10.16 DUTIES NOT TO BE INCREASED. The duties and liabilities of Agent under this Agreement and the other Loan Documents shall not be increased or otherwise changed without its express prior written consent. Agent shall have no duty to provide information to Lenders except as expressly set forth herein.

         Section 10.17 LENDER CREDIT DECISIONS. Each Lender acknowledges that it has, independently of and without reliance upon Agent or any of the other Lenders, made its own

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credit analysis and decision to enter into this Agreement and the other Loan
Documents to which it is a party. Each Lender also acknowledges that it will, independently of and without reliance upon Agent or any of the other Lenders, continue to make its own credit decisions in taking or not taking action under this Agreement or any of the other Loan Documents and in determining the compliance or lack thereof by Borrowers and any other Person with any provision of any Loan Document or other document or agreement.

         Section 10.18 RESIGNATION OF AGENT. Provident and any successor Agent may resign as such at any time by giving thirty (30) days' prior written notice of resignation to each Lender and Borrowers, such resignation to be effective on the date which is specified in such notice. Upon any such resignation by Provident as Agent, or in the event the office of Agent shall thereafter become vacant for any other reason, the Requisite Lenders shall appoint a successor Agent, by an instrument in writing signed by such Lenders and delivered to such successor Agent and Borrowers whereupon, such successor Agent shall succeed to all of the rights and obligations of the retiring Agent as if originally named. The retiring Agent shall duly assign, transfer and deliver to such successor Agent all moneys at the time held by the retiring Agent hereunder after deducting therefrom its expenses for which it is entitled to be reimbursed. Upon such succession of any such successor Agent, the retiring Agent shall be discharged from its duties and obligations hereunder, except for its gross negligence or willful misconduct arising prior to its retirement or removal hereunder. After any Agent's resignation, the provisions of this Article 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         Section 10.19 ASSIGNMENT OF NOTES; PARTICIPATION.

                  (a) Each Lender may, at its own cost and with concurrent notice to Agent, assign all or a portion of its rights and obligations under this Credit Agreement and the Notes to another financial institution reasonably acceptable to Agent and Parent, provided that Parent shall not unreasonably withhold, condition or delay such acceptance; PROVIDED THAT (i) for each such assignment, the parties thereto shall execute and deliver an assignment and assumption agreement, in form and substance acceptable to Agent, together with any Notes subject to such assignment, (ii) no such assignment shall reduce the assigning Lender's Credit Commitment to less than fifty-one percent (51%) of such Lender's original Commitment without the consent of Agent, and (iii) no such assignment shall be for less than Five Million Dollars ($5,000,000) of the aggregate of the Lender's Credit Commitment, unless such assignment is to a then-current holder of a Note. Upon such execution and delivery of such assignment and assumption agreement to Agent substantially in the form of EXHIBIT O hereto, from and after the date specified as the effective date in such Agreement (the "ACCEPTANCE DATE"), (x) the assignee thereunder shall be a party hereto, and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such agreement, such assignee shall have the rights and obligations of a Lender hereunder and (y) the assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such agreement, relinquish its rights (other than any rights it may have pursuant to Section 12.6 which will survive) and be released from its obligations under this Agreement (and, in the case of an assignment covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). Any Lender which assigns any or all of its Commitment or Loans to a Person other than an Affiliate of such Lender shall pay to Agent a service fee in the amount of Three Thousand Five Hundred Dollars ($3,500) for each assignment.

                  (b) Each Lender may sell participations of up to forty-nine percent (49%) of its rights and obligations under the Loan Documents (including, without limitation, up to such portion of its Commitment, the Loans owing to it, and the Note held by it); PROVIDED, HOWEVER, that (i) such Lenders' obligations under the Loan Documents (including, without limitation, its Commitment to Borrowers hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of the Loan Documents, (iv) the participating banks or other entities shall be entitled to the cost protection provisions of Sections 2.10 and 12.6 hereof, but a participant shall not be entitled to receive pursuant to such provisions an amount larger than its share of the amount to which the Lender granting such participation would have been entitled, (v) Borrowers, Agent and the other Lenders shall continue to deal solely and directly with such selling Lender in connection with such Lender's rights and obligations under the Loan Documents, and (vi) no such transfer shall include the transfer of any of such Lender's rights to grant consents or approve amendments or modifications to the Loan Documents except with respect to those items requiring the action of or consent by all of Lenders or affecting the rights and obligations of Agent. It is understood and agreed that each Lender may share any and all information received by it from or on behalf of Borrowers pursuant to this Agreement or any of the other Loan Documents with any participant or prospective participant of such Lender.

                                   ARTICLE 11
                                   ----------

                                LETTERS OF CREDIT
                                -----------------

         Section 11.1 LETTERS OF CREDIT.

                  (a) Subject to and upon the terms and conditions set forth in this Article 11, any Borrower may request Lenders, at any time and from time to time on or after the Closing Date until the date that is fifteen (15) Business Days prior to the Maturity Date, to issue for the account of such Borrower or any of its Subsidiaries (the party for whose account such Letter of Credit is requested, a "LETTER OF CREDIT OBLIGOR") an irrevocable standby letter of credit denominated and payable in U.S. Dollars in such form as may be approved by such Letter of Credit Issuer and the Agent (each such letter of credit, a "LETTER OF CREDIT" and collectively, the "LETTERS OF CREDIT"), solely for the purpose of supporting (i) standby obligations of such Letter of Credit Obligor in respect of a Permitted Acquisition that is acceptable to the Letter of Credit Issuer in its sole and absolute discretion, (ii) policies of insurance for workers' compensation risks as required in the ordinary course of business of such Letter of Credit Obligor, and (iii) other obligations of such Letter of Credit Obligor incurred in the ordinary course of its business.

                  (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued if the Stated Amount of which, when added to the Letter of Credit Outstandings at such time, would exceed either (x) Two Million Dollars ($2,000,000) or (y) when added to the aggregate principal amount of all Loans then outstanding, an amount equal to the Acquisition Commitment

Availability at such time; (ii) no individual Letter of Credit shall be issued which has an initial Stated Amount less than Fifty Thousand Dollars ($50,000) unless such lesser Stated Amount is acceptable to the Letter of Credit Issuer; and (iii) each Letter of Credit shall have an expiry date (including any renewal periods) occurring not later than the earlier of (A) one year from the date of issuance thereof, unless a longer period is approved by the relevant Letter of Credit Issuer, and (B) fifteen (15) Business Days prior to the Maturity Date, in each case on terms acceptable to Agent and the relevant Letter of Credit Issuer. In addition, no Letter of Credit shall be issued or increased in amount if, after giving effect thereto, Borrowers would be required to prepay Loans in accordance with Section 2.6(d).

                  (c) Notwithstanding the foregoing, in the event a Lender Default exists, no Letter of Credit Issuer shall be required to issue any Letter of Credit unless either (i) such Letter of Credit Issuer has entered into arrangements satisfactory to it and Borrowers to eliminate such Letter of Credit Issuer's risk with respect to the participation in Letters of Credit of the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender's or Lenders' Participation Percentage in the Letter of Credit Outstandings; or (ii) the issuance of such Letter of Credit, taking into account the potential failure of the Defaulting Lender or Lenders to risk participate therein, will not cause the Letter of Credit Issuer to incur aggregate credit exposure hereunder with respect to Loans and Letter of Credit Outstandings in excess of its Commitment, and Borrowers have undertaken, for the benefit of such Letter of Credit Issuer, pursuant to an instrument satisfactory in form and substance to such Letter of Credit Issuer, not to thereafter incur Loans or Letter of Credit Outstandings hereunder which would cause the Letter of Credit Issuer to incur aggregate credit exposure hereunder with respect to Loans and Letter of Credit Outstandings in excess of its Commitment.

         Section 11.2 LETTER OF CREDIT REQUESTS; NOTICES OF ISSUANCE.

                  (a) Whenever a Borrower desires that a Letter of Credit be issued, such Borrower shall give Agent and the Letter of Credit Issuer written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by Agent) which, if in the form of written notice shall be substantially in the form of EXHIBIT P, or transmit by electronic communication (if arrangements for doing so have been approved by the Letter of Credit Issuer), prior to 12:00 noon (local time at its Head Office) at least three (3) Business Days (or such shorter period as may be acceptable to the relevant Lender) prior to the proposed date of issuance (which shall be a Business Day) (each a "LETTER OF CREDIT REQUEST"), which Letter of Credit Request shall include such supporting documents that such Letter of Credit Issuer customarily requires in connection therewith (including, in the case of a Letter of Credit for an account party other than Borrowers, an application for, and if applicable a reimbursement agreement with respect to, such Letter of Credit). Any such documents executed in connection with the issuance of a Letter of Credit, including the Letter of Credit itself, are herein referred to as "LETTER OF CREDIT DOCUMENTS". In the event of any inconsistency between any of the terms or provisions of any Letter of Credit Document and the terms and provisions of this Agreement respecting Letters of Credit, the terms and provisions of this Agreement shall control. Agent shall promptly notify each Lender of each Letter of Credit Request.

                  (b) Each Letter of Credit Issuer shall, on the date of each issuance of a Letter of Credit by it, give Agent, each applicable Lender and Borrowers written notice of the issuance of such Letter of Credit, accompanied by a copy to Agent of the Letter of Credit or Letters of Credit issued by it. Each Letter of Credit Issuer shall provide to Agent a quarterly (or monthly if requested by any applicable Lender) summary describing each Letter of Credit issued by such Letter of Credit Issuer and then outstanding and an identification for the relevant period of the daily aggregate Letter of Credit Outstandings represented by Letters of Credit issued by such Letter of Credit Issuer.

         Section 11.3 AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS.

                  (a) Borrowers hereby agree to reimburse (or cause any Letter of Credit Obligor for whose account a Letter of Credit was issued to reimburse) each Letter of Credit Issuer, by making payment directly to such Letter of Credit Issuer in immediately available funds at the payment office of such Letter of Credit Issuer, for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit (each such amount so paid or disbursed until reimbursed, an "UNPAID DRAWING") immediately after, and in any event on the date on which, such Letter of Credit Issuer notifies Borrowers of such payment or disbursement (which notice to Borrowers shall be delivered reasonably promptly after any such payment or disbursement), such payment to be made in U.S. Dollars, with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 1:00 P.M. (local time at the payment office of the Letter of Credit Issuer) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the rate then applicable to Loans which are Prime Rate Loans (PLUS an additional 3% per annum if not reimbursed by the Business Day after the date of such payment or disbursement), any such interest also to be payable on demand.

                  (b) Borrowers' obligation under this Section 11.3 to reimburse each Letter of Credit Issuer with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which a Borrower may have or have had against such Letter of Credit Issuer, Agent, or any Lender, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing or upon any draft, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; PROVIDED, however, that Borrowers shall not be obligated to reimburse a Letter of Credit Issuer for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer.

         Section 11.4 LETTER OF CREDIT PARTICIPATIONS.

                  (a) Immediately upon the issuance by a Letter of Credit Issuer of any Letter of Credit, such Letter of Credit Issuer shall be deemed to have sold and transferred to each other Lender with a Commitment, and each such other Lender (each a "PARTICIPANT") shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such other Lender's Participation Percentage, in such Letter of Credit, each substitute letter of credit, each drawing made thereunder, the obligations of Borrowers under this Agreement with respect thereto (although Letter of Credit Fees shall be payable directly to Agent for the account of Lenders as provided in Section 11.6(b) and the Participants shall have no right to receive any portion of any fees of the nature contemplated by Section 11.6(c)), the obligations of any Letter of Credit Obligor under any Letter of Credit Documents pertaining thereto, and any security for, or guaranty pertaining to, any of the foregoing. Upon any change in the Commitments of Lenders pursuant to Section 10.19, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 11.4 to reflect the new Participation Percentages of the assigning and assignee Lender.

                  (b) In determining whether to pay under any Letter of Credit, a Letter of Credit Issuer shall not have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by a Letter of Credit Issuer under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Letter of Credit Issuer any resulting liability.

                  (c) In the event that a Letter of Credit Issuer makes any payment under any Letter of Credit and Borrowers shall not have reimbursed (or caused any applicable Letter of Credit Obligor to reimburse) such amount in full to such Letter of Credit Issuer pursuant to Section 11.3(a), such Letter of Credit Issuer shall promptly notify Agent, and Agent shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to Agent for the account of such Letter of Credit Issuer, the amount of such Participant's Participation Percentage of such payment in U.S. Dollars and in same day funds, PROVIDED, HOWEVER, that no Participant shall be obligated to pay to Agent its Participation Percentage of such unreimbursed amount for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer. If Agent so notifies any Participant required to fund a payment under a Letter of Credit prior to 11:00 A.M. (local time at its Head Office) on any Business Day, such Participant shall make available to Agent for the account of the relevant Letter of Credit Issuer such Participant's Participation Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Participation Percentage of the amount of such payment available to Agent for the account of the relevant Letter of Credit Issuer, such Participant agrees to pay to Agent for the account of such Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to Agent for the account of such Letter of Credit Issuer at the Federal Funds Effective Rate. The failure of any Participant to make available to Agent for the account of the relevant Letter of Credit Issuer its Participation Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to Agent for the account of such Letter of Credit Issuer its Participation Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to Agent for the account of such Letter of Credit Issuer such other Participant's Participation Percentage of any such payment.

                  (d) Whenever a Letter of Credit Issuer receives a payment of a reimbursement obligation as to which Agent has received for the account of such Letter of Credit Issuer any payments from the Participants pursuant to Section 11.4(c) above, such Letter of Credit Issuer shall pay to Agent and Agent shall promptly pay to each Participant which has paid its Participation Percentage thereof, in U.S. Dollars and in same day funds, an amount equal to such Participant's Participation Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations, as and to the extent so received.

                  (e) The obligations of the Participants to make payments to Agent for the account of each Letter of Credit Issuer with respect to Letters of Credit shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                    (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                    (ii) the existence of any claim, set-off defense or other right which a Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), Agent, any Letter of Credit Issuer, any Lender, or other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between a Borrower and the beneficiary named in any such Letter of Credit), other than any claim which a Borrower may have against any applicable Letter of Credit Issuer for gross negligence or willful misconduct of such Letter of Credit Issuer in making payment under any applicable Letter of Credit;

                    (iii) any draft, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                    (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

                    (v) the occurrence of any Default or Event of Default.

                  (f) To the extent the Letter of Credit Issuer is not indemnified by Borrowers, the Participants will reimburse and indemnify the Letter of Credit Issuer, in proportion to their respective Participation Percentages, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Letter of Credit Issuer in performing its respective duties in any way related to or arising out of its issuance of Letters of Credit, PROVIDED THAT no Participants shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements resulting from the Letter of Credit Issuer's gross negligence or willful misconduct.

         Section 11.5 INCREASED COSTS. If after the Effective Date, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Letter of Credit Issuer or any Lender with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency (in each case made subsequent to the Effective Date) shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by such Letter of Credit Issuer or such Lender's participation therein, or (ii) shall impose on such Letter of Credit Issuer or any Lender any other conditions affecting this Agreement, any Letter of Credit or such Lender's participation therein; and the result of any of the foregoing is to increase the cost to such Letter of Credit Issuer or such Lender of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Letter of Credit Issuer or such Lender hereunder (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges), then, upon demand to Borrowers by such Letter of Credit Issuer or such Lender (a copy of which notice shall be sent by such Letter of Credit Issuer or such Lender to Agent), Borrowers shall pay to such Letter of Credit Issuer or such Lender such additional amount or amounts as will compensate any such Letter of Credit Issuer or such Lender for such increased cost or reduction. A certificate submitted to Borrowers by any Letter of Credit Issuer or any Lender, as the case may be (a copy of which certificate shall be sent by such Letter of Credit Issuer or such Lender to Agent), setting forth the basis for the determination of such additional amount or amounts necessary to compensate any Letter of Credit Issuer or such Lender as aforesaid shall be conclusive and binding on Borrowers absent manifest error, although the failure to deliver any such certificate shall not release or diminish Borrowers' obligations to pay additional amounts pursuant to this Section 11.5.

        Section 11.6      LETTER OF CREDIT FEES.

                  (a) Borrowers agree to pay to Agent, for the account of each Non-Defaulting Lender, pro rata on the basis of its Participation Percentage, a fee in respect of each Letter of Credit (the "LETTER OF CREDIT FEE"), payable on the date of issuance (or any increase in the amount, or renewal or extension) thereof, computed at a rate per annum equal to the Applicable LIBOR Margin then in effect for Acquisition Loans, on the Stated Amount thereof for the period from the date of issuance (or increase, renewal or extension) to the expiration date thereof (including any extensions of such expiration date which may be made at the election of the account party or beneficiary). Borrowers also agree to pay additional Letter of Credit Fees, on demand, at the rate of three percent (3%) per annum, on the Stated Amount of each Letter of Credit for any period when a Default under Section 10.1(a) or Event of Default is in existence.

                  (b) Borrowers agree to pay directly to each Letter of Credit Issuer, for its own account, a fee in respect of each Letter of Credit issued by it, payable on the date of issuance (or any increase in the amount, or renewal or extension) thereof, computed at the rate of 1/8 of 1% per annum on the Stated Amount thereof for the period from the date of issuance (or increase, renewal or extension) to the expiration date thereof (including any extensions of such expiration date which may be made at the election of the beneficiary thereof).

                  (c) Borrowers agree to pay directly to each Letter of Credit Issuer upon each issuance of, drawing under, and/or amendment, extension, renewal or transfer of, a Letter of

Credit issued by it such amount as shall at the time of such issuance, drawing, amendment, extension, renewal or transfer be the administrative or processing charge which such Letter of Credit Issuer is customarily charging for issuances of, drawings under or amendments, extensions, renewals or transfers of, letters of credit issued by it.

                                 ARTICLE 12
                                 ----------

                        PROVISIONS OF GENERAL APPLICATION
                        ---------------------------------

         Section 12.1 TERM OF AGREEMENT. This Agreement shall continue in full force and effect and the duties, covenants, and liabilities of Borrowers hereunder and all the terms, conditions, and provisions hereof relating thereto shall continue to be fully operative until all Obligations to Agent and each Lender have been satisfied in full.

         Section 12.2 NOTICES.

                  (a) All notices and other communications pursuant to this Agreement shall be in writing, either delivered in hand or sent by first-class mail, postage prepaid, or sent by telex, telecopier, facsimile transmission or telegraph, addressed as follows or as set forth in any written notice of a change of address given as required hereby:

                           (i)      If to Borrowers, at:

                                    Team Mucho, Inc.
                                    3390 Mt. Diablo Boulevard
                                    Second Floor
                                    Lafayette, California 94549
                                    Attn: Jose Blanco
                                    Fax: (925) 299-8503

                                    Team Mucho, Inc.
                                    110 East Wilson Bridge Road
                                    Worthington, Ohio  43085
                                    Attn:  President
                                    Attn:  Chief Legal Officer
                                    Fax:   (614) 848-4175

                                    with copies to:

                                    Porter Wright Morris & Arthur LLP
                                    41 South High Street
                                    Columbus, Ohio  43215
                                    Attn:  Timothy E. Grady, Esq.
                                    Fax: (614) 227-2100

                           (ii)     If to Agent, at:

                                    The Provident Bank
                                    One East Fourth Street
                                    Mail Stop 216A
                                    Cincinnati, Ohio 45202
                                    Attn:   Christopher B. Gribble
                                    Fax Number: (513) 579-2858

                                    with a copy to:

                                    Baker & Hostetler LLP
                                    312 Walnut Street, Suite 2650
                                    Cincinnati, Ohio 45202
                                    Attn: Eric J. Geppert, Esq.
                                    Fax Number: (513) 929-0303

                    (iii) If to a Lender, at such address set forth on SCHEDULE A; or to such other addresses or by way of such telex and other numbers as any party hereto shall have designated in a written notice to the other parties hereto.

                  (b) Except as otherwise expressly provided herein, any notice or other communication pursuant to this Agreement or any other Loan Document shall be deemed to have been duly given or made and to have become effective when delivered in hand to the party to which it is directed, or, if sent by first-class mail, postage prepaid, or by telex, telecopier, facsimile transmission or telegraph, and properly addressed in accordance with Section 12.2(a), (i) when received by the addressee; or (ii) if sent by first class mail, postage prepaid, on the third (3rd) Business Day following the day of the dispatch thereof, whichever of (i) or (ii) shall be the earlier.

         Section 12.3 SURVIVAL OF REPRESENTATIONS. All representations and warranties made by or on behalf of any Credit Party in this Agreement, or any of the other Loan Documents shall be deemed to have been relied upon by Agent and each Lender notwithstanding any investigation made by Agent or any Lender and shall survive the making of each of the Loans.

         Section 12.4 POWER OF ATTORNEY. Each Borrower acknowledges and agrees that its appointment of Agent as its attorney and agent-in-fact for the purposes specified in this Agreement is an appointment coupled with an interest and shall be irrevocable until all of the Obligations are satisfied and this Agreement is terminated.

         Section 12.5 AMENDMENTS. None of the Loan Documents may be modified, amended or supplemented in any respect whatever, except with the prior written consent or approval of Agent and the Requisite Lenders or all of Lenders (as the case may be) and each other Person (other than a Lender) which is a party to such Loan Document, all in accordance with the terms of Section 10.10 hereof.

         Section 12.6 COSTS, EXPENSES, TAXES AND INDEMNIFICATION.

                  (a) Borrowers absolutely and unconditionally agree to pay to Agent, for the respective pro rata account of Agent and each Lender, upon demand by Agent or any Lender at any time and as often as the occasion therefor may require, whether or not all or any of the transactions contemplated by any of the Loan Documents are ultimately consummated (i) all reasonable out-of-pocket costs and expenses which shall at any time be incurred or sustained by Agent or any of its directors, officers, employees or agents as a consequence of, on account of, in relation to or any way in connection with the preparation, negotiation, execution and delivery of the Loan Documents and the perfection and continuation of the rights of Lenders and Agent in connection with the Loan, as well as the preparation, negotiation, execution, or delivery or in connection with the amendment or modification of any of the Loan Documents or as a consequence of, on account of, in relation to or any way in connection with the granting by Agent or any of Lenders of any consents, approvals or waivers under any of the Loan Documents including, but not limited to, reasonable attorneys' fees and disbursements; (ii) all reasonable out-of-pocket costs and expenses which shall be incurred or sustained by Agent or any of Lenders or any of their directors, officers, employees or agents as a consequence of, on account of, in relation to or any way in connection with the exercise, protection or enforcement (whether or not suit is instituted) any of its rights, remedies, powers or privileges under any of the Loan Documents or in connection with any litigation, proceeding or dispute in any respect related to any of the relationships under, or any of the Loan Documents (including, but not limited to, all of the reasonable fees and disbursements of consultants, legal advisers, accountants, experts and agents for Agent or any of Lenders, the reasonable travel and living expenses away from home of employees, consultants, experts or agents of Agent or any of Lenders, and the reasonable fees of agents, consultants and experts not in the full-time employ of Agent or any of Lenders for services rendered on behalf of Agent or any of Lenders); and (iii) upon the failure of Borrowers to provide or cause to be provided the insurance required under Section 6.2(b), Agent, on behalf of Lenders, shall have the option to procure and maintain such insurance without notice to Borrowers.

                  (b) Borrowers shall absolutely and unconditionally indemnify and hold harmless Agent and each Lender against any and all claims, demands, suits, actions, causes of action, damages, losses, settlement payments, obligations, costs, expenses and all other liabilities ("CLAIMS") whatsoever which shall at any time or times be incurred or sustained by Agent or any Lender or by any of their shareholders, directors, officers, employees, subsidiaries, Affiliates or agents on account of, or in relation to, or in any way in connection with, any of the arrangements or transactions contemplated by, associated with or ancillary to this Agreement or any of the other Loan Documents, whether or not all or any of the transactions contemplated by, associated with or ancillary to this Agreement, or any of such Loan Documents are ultimately consummated, except for and excluding any such Claim that arises from the gross negligence or willful misconduct of Agent or any of Lenders or any Person acting on behalf of any of the same.

                  (c) Borrowers hereby covenant and agree that any sums expended by Agent or any Lender which Agent or any Lender is entitled to be reimbursed for pursuant to this Section 12.6, shall be immediately due and payable upon demand by Agent or any Lender, and shall bear interest at the Default Interest Rate from the date Agent or any such Lender incurred such expense until the date such payment is made in full to Agent or such Lender.

         Section 12.7 LANGUAGE. All notices, applications, certificates, reports, financial statements and other financial information, correspondence and all other communications from Borrowers to Agent or any Lender pursuant to this Agreement or any of the other Loan Documents shall be in the English language or shall be accompanied by an English translation thereof completely satisfactory to Agent or such Lender.

         Section 12.8 BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors in title and assigns; PROVIDED, HOWEVER, that (i) Borrowers may not assign or delegate any of their rights or obligations hereunder to any Person or Persons without the express prior written consent of Agent and all of Lenders; and (ii) no Lender may assign or delegate its rights or obligation hereunder to any Person or Persons except in accordance with Section 10.19 hereof.

         Section 12.9 GOVERNING LAW; JURISDICTION AND VENUE. AGENT ACCEPTS THIS AGREEMENT, ON BEHALF OF ITSELF AND LENDERS, AT CINCINNATI, OHIO BY ACKNOWLEDGING AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN BORROWER AND AGENT, ANY LENDER, OR ANY OTHER HOLDER OF ANY OBLIGATIONS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE SUBSTANTIVE INTERNAL LAWS AND STATUTES OF LIMITATION (WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF OHIO.

         Agent, each Lender and each Borrower hereby designate all courts of record sitting in Cincinnati, Ohio, both state and federal, as forums where any action, suit or proceeding in respect of or arising out of this Agreement, the Notes, Loan Documents, or the transactions contemplated by this Agreement shall be prosecuted as to all parties, their successors and assigns, and by the foregoing designations Agent, each Lender, and each Borrower consents to the jurisdiction and venue of such courts. EACH BORROWER WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE STATE OF OHIO FOR THE PURPOSES OF LITIGATION TO ENFORCE SUCH OBLIGATIONS OF SUCH BORROWER. In the event such litigation is commenced, each Borrower agrees that service of process may be made and personal jurisdiction over such Borrower obtained by service of a copy of the summons, complaint and other pleadings required to commence such litigation upon its appointed Agent for Service of Process in the State of Ohio, which for each Borrower shall be: Team Mucho, Inc., 110 East Wilson Bridge Road, Worthington, Ohio 43085, Attn: President and Chief Legal Officer. Each Borrower recognizes and agrees that the agency has been created for the benefit of such Borrower, and Agent and each Lender agree that this agency shall not be revoked, withdrawn, or modified without the consent of Agent.

         Section 12.10 WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDERS TO EXTEND CREDIT TO BORROWERS, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, EACH BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR

PROCEEDING RELATING TO THIS AGREEMENT OR ARISING IN ANY WAY FROM THE
OBLIGATIONS.

         Section 12.11 WAIVERS. Each Borrower waives notice of nonpayment, demand, notice of demand, presentment, protest and notice of protest with respect to the Obligations, or notice of acceptance hereof, notice of the Loans made, credit extended, Letter of Credit issued, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

         Section 12.12 INTERPRETATION AND PROOF OF LOAN DOCUMENTS. Whenever possible, the provisions of each Loan Document will be construed in such a manner as to be consistent with this Agreement and each other Loan Document. If any of the provisions of any Loan Document are inconsistent with this Agreement, such provisions of this Agreement will supersede such provisions of such Loan Document. This Agreement, the Loan Documents and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by Agent or any Lender at the closing or otherwise, and (c) financial statements, certificates and other information previously or hereafter furnished to Agent or any Lender, may be reproduced by Agent or such Lender by an photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and Agent or such Lender may destroy any original document so reproduced. Each Borrower agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by Agent of such Lender in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         Section 12.13 INTEGRATION OF SCHEDULES AND EXHIBITS. The Schedules and Exhibits annexed to this Agreement are an integral part of this Agreement and are incorporated herein by reference.

         Section 12.14 HEADINGS. The headings of the Articles, Sections and paragraphs of this Agreement, the other Loan Documents and the Schedules and Exhibits hereto and thereto have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement or any other Loan Document.

         Section 12.15 COUNTERPARTS. This Agreement may be executed in any number of counterparts, but all of such counterparts shall together constitute but one agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

         Section 12.16 SEVERABILITY. Any provision of this Agreement which is prohibited and unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the generality of the foregoing, all agreements between Borrowers and Agent and/or Lenders, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the holder hereof exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Agent and/or Lenders in excess of the maximum lawful amount, the interest payable to Agent and/or Lenders shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance Agent and/or Lenders shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal amount hereof and not to the payment of interest, or if such excessive interest exceeds the principal amount hereof, such excess shall be refunded to Borrowers. All interest paid or agreed to be paid to Agent and/or Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal amount so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law.

         Section 12.17 ONE GENERAL OBLIGATION. All Loans and advances by Lenders to Borrowers under this Agreement constitute one loan, and all Obligations of Borrowers to Agent and Lenders under this Agreement constitute one general obligation. It is expressly understood and agreed that all of the rights of Agent and each Lender contained in this Agreement shall likewise apply insofar as applicable to any modification of or supplement to this Agreement.

         Section 12.18 SURVIVAL OF INDEMNITIES. All indemnities of Borrowers set forth herein shall survive the execution and delivery of this Agreement and the making, prepayment and repayment of Loans.

         Section 12.19 GENERAL LIMITATION OF LIABILITY. No claim may be made by Borrowers, any Lender or Agent or any other Person against Agent or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of Agent or any other Lender, for any damages other than actual compensatory damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any of the other Loan Documents, or any act, omission or event occurring in connection therewith, except for and excluding any such claim that arises from the gross negligence or willful misconduct of Agent or any of Lenders or any Person acting on behalf of any of the same; and Borrowers, each Lender and Agent hereby, to the fullest extent permitted under applicable law, waives, releases and agrees not to sue or counterclaim upon any such claim for any special, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         Section 12.20 NO DUTY. All attorneys, accountants, appraisers, consultants and other professional Persons (including the firms or other entities on behalf of which any such Person may act) retained by Agent or any Lender with respect to the transactions contemplated by the Loan Documents shall have the right to act exclusively in the interest of Agent or such Lender, as the case may be, and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to Borrowers, to any of the Subsidiaries or Affiliates, or to any other Person, with respect to any matters within the scope of such representation or related to their activities in connection with such representation. Borrowers agree, on behalf of themselves and the Subsidiaries, not to assert any claim or counterclaim against any such Persons with regard to such matters, all such claims and counterclaims, now existing or hereafter arising, whether known or unknown, foreseen or unforeseeable, being hereby waived, released and forever discharged.

        Section 12.21 LENDERS AND AGENTS NOT FIDUCIARY TO BORROWERS, ETC. The relationship among Borrowers and the Subsidiaries and Affiliates, on the one hand, and Agent and Lenders, on the other hand, is solely that of debtor and creditor, and Agent and Lenders have no fiduciary or other special relationship with Borrowers and/or any of the Subsidiaries and Affiliates, and no term or provision of any Loan Document, no course of dealing, no written or oral communication, or other action, shall be construed so as to deem such relationship to be other than that of debtor and creditor.

        Section 12.22 INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action, event, condition or circumstance is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations or restrictions of, another covenant, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or event, condition or circumstance exists.

        Section 12.23 OBLIGATIONS OF BORROWERS. All obligations, liabilities, covenants and agreements of Borrowers in this Agreement and any other Loan Document shall be joint and several, whether or not expressly so stated, and the joint obligation of each Borrower shall be unconditional and absolute and, without limiting the generality of the foregoing shall not be released, discharged or otherwise affected by the occurrence, one or more times, of any act or omission to act or delay of any kind by the other Borrowers, Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 12.23, constitute a legal or equitable discharge of that Borrowers' obligations under this Agreement and the other Loan Documents. Any right exercisable, direction or notice that may be given or request that may be made by Borrowers under or in respect of this Agreement or any other Loan Document may be exercised, given or made by any Borrower, and the other Borrowers acknowledge and agree that in that case they shall be bound by the other Borrowers. In the event that any exercise of a right, direction, notice or request made by a Borrower violates or in any manner conflicts with or is inconsistent with that of any other Borrowers, Agent and Lenders will deem the exercise, direction, notice or request of the Parent as binding on Borrowers and may ignore those of any other Borrower.

        Section 12.24 NON-PUBLIC INFORMATION. Agent and Lenders agree that if, in the course of the transactions contemplated by this Agreement, they come into possession of any material non-public information regarding Borrowers or any of their Subsidiaries, they will use all reasonable efforts to maintain the confidentiality of such information and will not disclose any of such information to any Person except to their employees, advisors and agents as necessary or advisable in connection with the negotiation, administration, and enforcement of the Loans, Letters of Credit and the Loan Documents. The foregoing undertaking will not apply to any such information after such time it becomes generally available to the public.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written in Cincinnati, Ohio.

                                       TEAM MUCHO, INC.


                                       By: /s/ Jose Blanco
                                          ------------------------------
                                       Name:   Jose Blanco
                                            ----------------------------
                                       Title:  Vice President
                                             ---------------------------

                                       MUCHO.COM, INC.



                                       By: /s/ Jose Blanco
                                          ------------------------------
                                       Name:   Jose Blanco
                                            ----------------------------
                                       Title:  Vice President
                                             ---------------------------

                                       THE PROVIDENT BANK
                                         for itself and as Agent

                                       By: /s/ Thomas W. Doc
                                           ----------------------------
                                       Name:   Thomas W. Doc
                                            ---------------------------
                                       Title:  Vice President
                                             --------------------------

                                       THE HUNTINGTON NATIONAL BANK

                                       By: /s/ Nancy J. Cracolice
                                          -----------------------------
                                       Name:   Nancy J. Cracolice
                                            ---------------------------
                                       Title:  Vice President
                                             --------------------------

                                                                      SCHEDULE A
                                                                      ----------

- -------------------------------------------------- ---------------------------- ---------------------------------------------
                                                                                               PARTICIPATION
LENDER                                                     COMMITMENTS                           PERCENTAGE
- -------------------------------------------------- ---------------------------- ---------------------------------------------
THE PROVIDENT BANK                                 Initial Advance Loan                         55.5555556%
One East Fourth Street                             $2,222,222.22
Mail Stop 216A
Cincinnati, Ohio  45202                            Acquisition Loans
Attn:  Christopher B. Gribble                      $7,777,777.78
Phone:  (513) 579-2750
Fax:  (513) 579-2858                               Letters of Credit
                                                   $1,111,111.11
- -------------------------------------------------- ---------------------------- ---------------------------------------------

THE HUNTINGTON NATIONAL BANK                       Initial Advance Loan                         44.4444444%
41 S. High Street, HC-810                          $1,777,777.78
Columbus, Ohio 43215
Attn: Nancy Cracolice                              Acquisition Loans
Phone:  (614) 480-4401                             $6,222,222.22
Fax: (614) 480-5791
                                                   Letters of Credit
                                                   $ 888,888.89
- -------------------------------------------------- ---------------------------- ---------------------------------------------